As filed with the Securities and Exchange Commission on July 22, 2009
Securities Act File No. 333-158403
Investment Company Act File No. 811-21700
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
|X|     Pre-Effective Amendment No. 2
|_|     Post-Effective Amendment No. _
(Check appropriate box or boxes)
TORTOISE NORTH AMERICAN ENERGY CORPORATION
(Exact name of registrant as specified in charter)
11550 Ash Street, Suite 300
Leawood, Kansas 66211
(Address of Principal Executive Offices)
Telephone Number: (913) 981-1020
(Area Code and Telephone Number)
David J. Schulte
11550 Ash Street, Suite 300
Leawood, Kansas 66211
(Name and Address of Agent for Service)

Copies to:
Steven F. Carman
Husch Blackwell Sanders LLP
4801 Main Street, Suite 1000
Kansas City, Missouri 64112
Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed
		Maximum	Maximum
	Amount Being	Offering	Aggregate	Amount of
Title of Securities Being Registered	Registered(1)	Price per Unit(1)	Offering Price(1)	Registration Fee

Common Stock	2,100,000 shares	$16.70(2)	$35,070,000	$1,956.91(3)

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	Net asset value per share of common stock on May 31, 2009.

(3)	Previously paid.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
This Joint Proxy Statement/Prospectus is organized as follows:
1.	Letter to Stockholders of Tortoise North American Energy Corporation (“TYN”) and Tortoise Gas and Oil Corporation (“TGO”), each a Maryland corporation and registered closed-end management investment company

2.	Questions and Answers to Stockholders of TYN and TGO

3.	Notice of Joint Special Meeting of TYN and TGO

4.	Joint Proxy Statement/Prospectus for TYN and TGO

5.	Reorganization Statement of Additional Information regarding the proposed Reorganization of TGO into TYN

6.	Part C Information

7.	Exhibits

TORTOISE NORTH AMERICAN ENERGY CORPORATION TORTOISE GAS AND OIL CORPORATION 11550 Ash Street, Suite 300 Leawood, Kansas 66211
July 27, 2009
Dear Stockholder:
     I want to share with you the details of an important Joint Proxy Statement/Prospectus that is enclosed and requires your action. It is being sent to you because you own shares of either Tortoise North American Energy Corporation (“TYN”) and/or Tortoise Gas and Oil Corporation (“TGO”), each a Maryland corporation.
     A joint special meeting of the stockholders of TYN and TGO (each a “Fund” and together the “Funds”) will be held at 9:00 a.m., Central Time, on September 11, 2009 (the “Meeting”) at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. At the Meeting: (i) stockholders of TGO will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization reorganizing TGO into TYN (the “Reorganization”), the termination of TGO’s registration under the Investment Company Act of 1940, and the dissolution of TGO under Maryland law; (ii) stockholders of TYN will be asked to consider and vote upon a proposal to approve the issuance of additional shares of TYN common stock in connection with the Reorganization; and (iii) stockholders of TYN will be asked to consider and vote on a proposal to approve a new investment advisory agreement between TYN and its current investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”). If stockholders approve the Reorganization, and certain conditions are met, the Reorganization is expected to occur on September 12, 2009, or as soon thereafter as possible.
Reorganization Background
     The Boards of Directors of TYN and TGO approved the Reorganization on April 1, 2009. After careful consideration, the Board of Directors of each of the Funds has determined that the Reorganization is in the best interests of each Fund and its stockholders and unanimously recommend that you vote “FOR” the proposed Reorganization and associated issuance of common stock. The Funds have similar investment policies and each has an investment objective of providing stockholders a high level of total return with an emphasis on current income or distributions. Each Fund seeks to achieve that objective by investing primarily in energy investments, including those organized as master limited partnerships.
     There are a number of potential benefits of the Reorganization, including anticipated cost savings through increased economies of scale, the opportunity for enhanced long-term market liquidity and greater financial flexibility through a stronger balance sheet. To ameliorate costs associated with the Reorganization, the adviser to TYN has agreed to management fee waivers for the combined fund for calendar years 2010 and 2011 of 0.10% and 0.05% of average monthly managed assets, respectively. The specific benefits to each Fund are more fully described in the “Questions and Answers” that immediately follow this letter, and in the enclosed Joint Proxy Statement/Prospectus.
     As part of the Reorganization, holders of common shares of TGO will be issued new common shares of TYN, a publicly traded closed-end management investment company listed on the New York Stock Exchange. Please note that the total net asset value (“NAV”) of these new shares will equal the NAV of the shares of TGO outstanding on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to those common shares (although cash will be paid in lieu of fractional shares).
New Investment Advisory Agreement Background
     As discussed in more detail in the enclosed Joint Proxy Statement/Prospectus, TYN’s current investment advisory agreement is expected to terminate during the third calendar quarter of 2009 due to a proposed change in ownership of the Adviser. The proposed new investment advisory agreement for TYN (the “New Investment Advisory Agreement”) is substantially identical to its current investment advisory agreement, except for the effective and termination dates, and would simply continue the relationship between TYN and the Adviser. Approval of the New Investment Advisory Agreement will not result in a change in the portfolio management, investment objectives and policies or investment processes of TYN. The current Managing Directors of the Adviser will continue to serve as the Investment Committee of the Adviser responsible for the investment management of TYN’s portfolio. TYN’s Board of Directors believes that entering into the New Investment Advisory Agreement is in the best interests of TYN and its stockholders. The “Questions and Answers” that immediately follow this letter, and the enclosed Joint Proxy Statement/Prospectus, contain additional information regarding the New Investment Advisory Agreement.

Your Vote Matters
     The enclosed materials explain the proposals to be voted on at the Meeting in more detail, and I encourage you to review them carefully. No matter how large or small your Fund holdings, your vote is extremely important. So that a quorum may be reached, please submit your vote promptly to help your Fund avoid the need for, and expense of, additional mailings. Please see your enclosed proxy or voting instruction card for detailed information on how to vote your shares.
     Please note that the form of Proxy and this Joint Proxy Statement/Prospectus are available at http://tygdclient.shareholder.com/TYN_TGOSpecialProxy.cfm.
     On behalf of the Funds and your fellow stockholders, I thank you for your prompt vote on these important matters.

Sincerely,

David J. Schulte
Chief Executive Officer
Tortoise North American Energy Corporation
Tortoise Gas and Oil Corporation

July 27, 2009

QUESTIONS AND ANSWERS

     Although it is recommended that you read the complete Joint Proxy Statement/Prospectus, for your convenience a brief overview of the issues to be voted on has been provided below. In this “Questions and Answers” section, the reorganization of Tortoise Gas and Oil Corporation (“TGO”) into Tortoise North American Energy Corporation (“TYN”) is referred to as the “Reorganization.” TYN and TGO are each also referred to in this section as a “Fund” and are referred to collectively as the “Funds.”
     Q: Why is the Meeting being held?
     A: Stockholders of TYN: You are being asked to consider and vote on (i) a proposal to approve the issuance of additional shares of common stock of TYN (“TYN Common Shares”) in connection with the Reorganization and (ii) a proposal to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between TYN and its current investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”).
     Stockholders of TGO: You are being asked to consider and vote upon a proposal to approve the Reorganization of TGO into TYN, a publicly traded closed-end management investment company that has an investment objective and investment policies that are substantially similar, but not identical, to those of TGO and that has the same investment adviser, Tortoise Capital Advisors, L.L.C., as TGO.
     Q: Why is the Reorganization being recommended?
     A: The Board of Directors of each Fund has determined that the Reorganization is in the best interests of each Fund and the stockholders of each Fund. The Funds have similar investment policies and each has an investment objective of providing stockholders a high level of total return with an emphasis on current income or distributions. Each Fund seeks to achieve that objective by investing primarily in energy investments, including those organized as master limited partnerships (“MLPs”). The anticipated positive impacts of the Reorganization to the common stockholders of each Fund are set forth below. No assurance can be given that the anticipated positive impacts of the Reorganization will be achieved. In addition, this Joint Proxy Statement/Prospectus serves as a prospectus of TYN in connection with the issuance of TYN Common Shares in the Reorganization. For information regarding the risks associated with an investment in TYN, see “Risk Factors.”
     Stockholders of TYN:
•	Same Investment Objective and Continued Focus on the Energy Sector. TYN and TGO each have an investment objective of providing a high level of total return with an emphasis on current distributions or income. Each Fund also concentrates its investments in the energy sector. While TYN originally focused on the North American energy sector, including Canadian royalty trusts and income trusts, it has recently shifted its focus to invest the majority of its assets in U.S. MLPs due to relative value opportunities and to reduce the uncertainty attributable to the proposed taxation of Canadian royalty and income trusts beginning in 2011. TYN currently invests primarily in equity securities of MLPs, including energy infrastructure (also referred to herein as midstream), oil and gas exploitation and production (also referred to herein as E&P or upstream), shipping and propane MLPs. As a result, TYN’s strategy is now increasingly similar to that of TGO. The combined fund will permit TYN to pursue its investment objective in a larger fund.

•	Operating Cost Savings through Greater Economies of Scale. As of June 30, 2009, TYN had assets of approximately $91.1 million and TGO had estimated assets of approximately $34.5 million. If the Reorganization had closed on June 30, 2009, on an aggregate basis, the assets of the combined fund would have been approximately $125 million, increasing the size of each Fund and its economies of scale. These economies of scale should result in lower per share operational expenses. TYN incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g., administrative, fund accounting and custodial services). Many of these fixed expenses are duplicative of TGO’s expenses, and there will also be an opportunity to reduce variable expenses over time in a combined fund by taking advantage of lower fees associated with higher assets levels through greater combined economies of scale. Based on the pro forma analysis as of May 31, 2009, the Reorganization would have resulted in approximately 0.31% total operating expense savings (as a percent of Managed Assets) per year to TYN than TYN would have incurred on a standalone basis due to the removal of duplicative fixed expenses and greater economies of scale. Additionally, all else being equal, the potential cost savings for calendar years 2010 and 2011 would be greater, as the Adviser has agreed to management fee waivers for the combined fund for calendar years 2010 and 2011 as described below.

i

•	Additional Management Fee Waivers for Calendar Years 2010 and 2011. Upon consummation of the Reorganization, the Adviser has agreed to: (i) a waiver of 0.10% of average monthly Managed Assets (as defined herein) effective January 1, 2010 through December 31, 2010, resulting in a net management fee of 0.90% for calendar year 2010; and (ii) a waiver of 0.05% of average monthly Managed Assets effective January 1, 2011 through December 31, 2011, resulting in a net management fee of 0.95% for calendar year 2011. Absent the consummation of the Reorganization, TYN’s existing waiver of 0.10% of average monthly managed assets expires after December 31, 2009, resulting in a management fee of 1.0% thereafter. Because the fee paid to the Adviser is determined on the basis of Managed Assets, the Adviser’s interest in determining whether to use leverage may conflict with the interests of the combined fund and its stockholders. See “Proposal 1: Reorganization—Management of the Funds—Compensation and Expenses” for additional information.

•	Opportunity for Enhanced Long-Term Market Liquidity. Following the Reorganization, the larger market capitalization of the combined fund, as compared to that of TYN prior to the Reorganization, may provide an opportunity for enhanced market liquidity over the long-term. As of June 30, 2009, TYN’s market capitalization was approximately $73.3 million, and although TGO is privately held, its estimated NAV was approximately $28.2 million. If the Reorganization had closed on June 30, 2009, all else being equal, on an aggregate basis, the market capitalization of the combined fund would have been approximately $102 million, a market capitalization larger than that of TYN prior to the Reorganization. The larger market capitalization may also help reduce the extent of discounts that would be experienced in a smaller trading market under otherwise similar circumstances. Discounts can result from many different factors, and there is no assurance that a larger market for common shares will have the effect of reducing discounts.

•	Leverage Impact. The amount of leverage as a percentage of total assets following the Reorganization is not expected to significantly change from that of each Fund on a standalone basis. As of June 30, 2009, TYN and TGO had total leverage outstanding of $15.0 million and $5.7 million respectively, representing 16.5% and 16.4% of total assets, respectively. If the Reorganization had closed on June 30, 2009, all else being equal, on an aggregate basis, the total leverage of the combined fund would have been $20.7 million, representing 16.4% of total assets. The larger asset base of the combined fund may provide it greater financial flexibility through a stronger balance sheet and additional cushion to continue satisfying asset coverage ratio requirements.

•	Distribution Impact. It is not currently expected that the amount of distributions received by common stockholders of TYN will change significantly from the Company’s prior guidance for fiscal 2009 (not less than $0.36 quarterly, representing $1.44 annualized) following the Reorganization as a result of the Reorganization. Notwithstanding the foregoing, the amount of distributions paid by TYN following the Reorganization may be higher or lower than this guidance.

•	Deferred Tax Asset Impact. As of June 30, 2009, each Fund had a deferred tax asset. Utilization of a deferred tax asset is dependent on whether there will be sufficient future taxable income within the carryforward periods to realize a portion or all of the deferred tax benefit. Following the Reorganization, TYN will be subject to the limitations imposed by Code section 382, which may result in TYN being able to utilize more or less of the tax benefits than reflected in the TGO net deferred tax asset on a standalone basis. In addition, if the Reorganization fails to qualify as a tax-free reorganization with respect to TGO or TYN, the TGO or TYN deferred tax assets, respectively, would be of no value. See the question below pertaining to the deferred tax assets as well as “Proposal 1: Reorganization—Material U.S. Federal Income Tax consequences of the Reorganization” for more detailed information.

     Stockholders of TGO:
•	Same Investment Objective and Continued Focus on the Energy Sector. TGO and TYN each have an investment objective of providing a high level of total return with an emphasis on current distributions or income. Each also concentrates its investments in the energy sector. TGO originally intended to focus on the upstream (also referred to herein as E&P) segment, and to a lesser extent, the midstream (also referred to herein as energy infrastructure) segment of the energy sector. However, a combination of weak capital markets and declining commodity prices slowed the growth of the E&P MLP sector. As a result, TGO has broadened its strategy beyond the E&P MLP sector (which currently consists of only ten companies) and increased its focus on energy infrastructure MLPs that operate pipelines. Given the nature of the energy infrastructure MLP sector, this shift should lower TGO’s risk profile and enhance the long-term stability of its portfolio. As a result, TGO’s strategy is increasingly similar to TYN’s. The Reorganization will permit TGO to pursue its investment objective in a larger fund.

•	Operating Cost Savings through Greater Economies of Scale. As of June 30, 2009, TGO had assets of approximately $34.5 million and TYN had assets of approximately $91.1 million. If the Reorganization had closed on June 30, 2009, on an aggregate basis, the assets of the combined fund would have been approximately $125 million, increasing the size of each Fund and its economies of scale. These economies of scale that should result in lower per share operational expenses. TGO incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g. administrative, fund accounting and custodial services). Many of these fixed expenses are duplicative of TYN’s expenses, and there is also an opportunity to reduce variable expenses over time in a combined fund by taking advantage of lower fees associated with higher assets levels through greater combined economies of scale. Based on the pro forma analysis as of May 31, 2009, the Reorganization would have resulted in approximately 1.22% total operating expense savings (as a percent of Managed Assets) per year to TGO due to lower management fee, removal of duplicative fixed expenses and economies of scale.

•	Lower Ongoing Management Fee. The combined fund will pay the lowest net management fee of the two Funds. As such, through December 31, 2009, the combined fund will have a net management fee of 0.90% of average monthly Managed Assets (the current net management fee in effect at TYN as a result of a 0.10% waiver currently in place through December 31, 2009). Additionally, upon consummation of the Reorganization, the Adviser has agreed to: (i)a 0.10% waiver effective January 1, 2010 through December 31, 2010, resulting in a net management fee of 0.90% for calendar year 2010; and (ii) a waiver of 0.05% of average monthly Managed Assets effective January 1, 2011 through December 31, 2011, resulting in a net management fee of 0.95% for calendar year 2011. Beginning January 1, 2012, the combined fund will have a management fee of 1.00%, as compared to TGO’s management fee, which may be as high as 2.00% depending on the type of investments TGO pursues.

•	Public Market Liquidity Instead of Liquidation. The Reorganization will provide TGO stockholders market liquidity via a publicly traded security listed on the New York Stock Exchange (“NYSE”). Currently, no public trading market exists for the common shares of TGO. Given the unprecedented weakness in the financial markets, TGO has not yet been able to achieve its goal of an initial public offering and it is not anticipated that an initial public offering will be feasible in the near future. If the Reorganization is not approved, TGO may seek stockholder approval to begin the process of liquidation in order to satisfy obligations made at the time of its private placement. Based on TGO’s current NAV, each stockholder of TGO would receive less in a liquidation than the price they originally paid for their TGO common shares. Stockholders of TGO also would not capture any of the value of its deferred tax asset upon liquidation. Furthermore, the Adviser and Board of Directors of TGO believes that given the current depressed levels in the MLP sector, this is not a desirable time or environment in which to liquidate. The Reorganization provides an alternative to liquidation with (i) a publicly traded security of a larger fund, and while no assurance can be given, the potential for (ii) NAV recovery and appreciation, and (iii) utilization of TGO’s deferred tax asset.

•	Leverage Impact. The amount of leverage as a percentage of total assets following the Reorganization is not expected to significantly change from that of each Fund on a standalone basis. As of June 30, 2009, TYN and TGO had total leverage outstanding of $15.0 million and $5.7 million respectively, representing 16.5% and 16.4% of total assets, respectively. If the Reorganization had closed on June 30, 2009, all else being equal, on an aggregate basis, the total leverage of the combined fund would have been $20.7 million, representing 16.4% of total assets. The larger asset base of the combined fund may provide greater financial flexibility through a stronger balance sheet and additional cushion to continue satisfying asset coverage ratio requirements.

•	Distribution Impact. It is not currently expected that the aggregate amount of distributions received by common stockholders of TGO will change significantly following the Reorganization as a result of the Reorganization. Although the distribution amounts paid per share on the common stock of each Fund differ, because TGO common stockholders will receive shares of common stock of TYN with an equivalent NAV in the Reorganization, any such differences in distribution amount should be offset by the number of shares of common stock of TYN received in the Reorganization. Notwithstanding the foregoing, the amount of distributions paid by TYN following the Reorganization may result in the aggregate amount of distributions received being higher or lower than this guidance.
     Q. What is the potential impact of the Reorganization to each Fund’s expense ratio?
A: Information regarding the potential changes in expense levels following the Reorganization can be found in the table “Fees and Expenses for Common Stockholders of the Funds as of May 31, 2009” on page 3 of the Joint Proxy Statement/Prospectus.
     Q: How will the Reorganization affect management fees?
     A. Each Fund is party to an investment advisory agreement with the Adviser pursuant to which it pays a management fee to the Adviser for the services rendered by the Adviser.
•	Stockholders of TYN: TYN pays the Adviser a fee equal on an annual basis to 1.00% of TYN’s average monthly Managed Assets. Under a fee waiver agreement, the Adviser has contractually agreed to waive 0.10% of TYN’s average monthly Managed Assets through December 31, 2009. TYN’s existing waiver of 0.10% of average monthly Managed Assets expires on December 31, 2009, or if a new investment advisory agreement is not approved, or upon termination of TYN’s current investment advisory agreement, resulting in a management fee of 1.0% thereafter.

•	Stockholders of TGO: TGO pays the Adviser a fee consisting of two components: a “non-exchange tradable fee” of 2.00% and an “other investments fee” of 1.00%. Depending on the types of investments it makes, the Adviser earns an annual fee ranging from 1.00% to 2.00% of TGO’s Managed Assets. However, the total fee actually paid is limited to 1.00% annually for the first eight calendar quarters from TGO’s commencement of operations (July 19, 2007) and 1.50% annually thereafter. Any fee earned but not paid in a particular quarter is accrued and deferred for payment in later quarters. Any outstanding accrued and deferred management fees will be paid to the Adviser upon consummation of the Reorganization. As of June 30, 2009, TGO had accrued and the Adviser had deferred approximately $384,000 of such fees.

•	Stockholders of the Combined Fund: The combined fund will pay the Adviser a fee equal to 1.00% annually of its average monthly Managed Assets. In order to match the lowest net fee among the Funds (0.90% at TYN through December 31, 2009), the Adviser will waive management fees in an amount, on an annual basis, of 0.10% of the combined fund’s average monthly Managed Assets until December 31, 2009. Additionally, upon consummation of the Reorganization, the Adviser has agreed to: (i) a 0.10% management fee waiver effective January 1, 2010 through December 31, 2010, resulting in a net management fee of 0.90% for calendar year 2010 for the combined Fund; and (ii) a waiver of 0.05% of average monthly Managed Assets effective January 1, 2011 through December 31, 2011, resulting in a net management fee of 0.95% for calendar year 2011.
The following table summarizes the information provided above and shows the annual management fee as a percentage of average monthly Managed Assets.

	TYN	TGO(1)	Combined Fund

Through 12/31/2009
Management Fee	1.00%	1.50%	1.00%
Waiver	(0.10)%	0.00%	(0.10)%

Net Management Fee	0.90%	1.50%	0.90%
1/1/2010 - 12/31/2010
Management Fee	1.00%	1.50%	1.00%
Waiver	0.00%	0.00%	(0.10)%

Net Management Fee	1.00%	1.50%	0.90%
1/1/2011 - 12/31/2011
Management Fee	1.00%	1.50%	1.00%
Waiver	0.00%	0.00%	(0.05)%

Net Management Fee	1.00%	1.50%	0.95%
Beginning 1/1/2012
Management Fee	1.00%	1.50%	1.00%
(1)	Assumes TGO pays the maximum amount payable under TGO’s investment advisory agreement (not including any amounts that may be deferred).
     Q. Are the Fund’s investment strategies similar?
     A: The combined fund will invest primarily in equity securities of MLPs, including energy infrastructure (described below in Pipeline MLPs and Gathering and Processing MLPs), oil and gas exploitation and production, shipping and propane MLPs. MLPs in which the combined fund will primarily invest can generally be classified in the following categories:
Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (“NGLs”) (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs typically do not have direct commodity price exposure because they do not own the product being shipped.
Gathering & Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of NGLs. Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be sold to utilities and other end users. Revenue for the processor is occasionally fee-based, although it is often tied to the prices of the natural gas and NGL commodities. Gathering and processing MLPs attempt to minimize cash flow volatility by hedging volumes and cash flows exposed to commodity prices.
Oil and Gas Exploitation & Production (“E&P”) MLPs produce crude oil and natural gas, from mature, long-life basins throughout the United States. Revenue is generated by the sale of crude oil or natural gas, resulting in direct commodity price exposure. E&P

MLPs typically attempt to reduce cash flow volatility associated with commodity prices by executing multi-year hedging strategies that fix the price of oil and gas produced.
Shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.
Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season. Accordingly, volumes are weather dependant, but have utility type functions similar to electricity and natural gas.
     The table below shows the exposure of each of TYN and TGO to the various segments of the MLP sector and highlights the fact that TYN and TGO are invested primarily in the same segments of the MLP sector. Additionally, the table shows the anticipated strategy for the combined fund based on current market conditions.

MLP Investments

Oil & Gas
	Total Assets		Exploitation	Gathering &
	(as of 6/30/09)	Pipeline	and Production	Processing	Shipping	Propane

TYN	$91.1 million	High	Moderate	Low	Low	Low

TGO	$34.5 million	High	Moderate to High	Low	None	Low
(estimated)

Pro Forma	$125.3 million(1)	High	Moderate	Low to Moderate	Low	Low
Combined

(1)   Assumes approximately $412,000 in Reorganization costs.
     The following table provides the percentage of portfolio assets (including cash and cash equivalents) of TYN and TGO on a standalone basis as well as that of the Pro Forma Combined Fund as of June 30, 2009.

			Pro Forma
			Combined
	TYN	TGO	Fund
Pipelines	61.1%	55.9%	59.7%
Oil and Gas Exploitation and Production (1)	16.9%	19.6%	17.6%
Gathering & Processing	9.0%	12.1%	9.9%
Shipping	6.3%	0.0%	4.5%
Propane	3.2%	3.0%	3.2%
Private Midstream Energy Infrastructure (2)	0.0%	8.6%	2.4%
Other (3)	2.9%	0.0%	2.1%
Cash & Cash Equivalents	0.6%	0.8%	0.6%
Total	100.0%	100.0%	100.0%
(1)	Includes equity investments in oil and gas exploitation and production MLPs as well as three debt investments in Canadian companies.

(2)	Reflects one private company equity investment in Quest Midstream Partners, L.P. that is valued according to the fair value methodologies described herein. Such fair value is currently significantly below its cost as a result of market conditions and also because it has suspended distributions to its common unit holders.

(3)	Includes one debt investment in a U.S. electric generation/services company.

v

     Q: How will the Reorganization affect me?
     A: Assuming stockholders of TGO approve the Reorganization and stockholders of TYN approve the issuance of additional shares of common stock of TYN, the assets and liabilities of TYN and TGO will be combined and TGO will terminate its registration under the Investment Company Act of 1940 (the “1940 Act”) and will dissolve pursuant to Maryland law.
     Stockholders of TYN: You will remain a stockholder of TYN. Your currently issued and outstanding shares of common stock of TYN will remain outstanding.
     Stockholders of TGO: You will become a stockholder of TYN, a publicly traded company listed on the NYSE. You will receive newly-issued shares of common stock of TYN, the aggregate NAV (not the market value) of which will equal the aggregate NAV of the shares of TGO common stock you held on the business day prior to the Reorganization, less your share of the costs of the Reorganization (though you will receive cash for fractional shares of common stock).
     Q: How will the net asset value of each Fund be determined?
     A: Common Stockholders of each Fund: The assets and liabilities of each Fund will be valued on the business day prior to the closing of the Reorganization (the “Valuation Time”) for purposes of determining the exchange rate. To determine the NAV of a share of common stock of each Fund, the value of the securities held by each Fund plus any cash or other assets (including interest, dividends or distributions accrued but not yet received and the value of any net deferred tax assets computed in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”)), minus (i) all liabilities (including accrued expenses and accumulated and unpaid distributions and any current and net deferred tax liabilities), (ii) accrued and unpaid interest payments on any outstanding indebtedness, (iii) the aggregate principal amount of any outstanding indebtedness, (iv) any distributions payable on the common stock of each Fund, and (v) each Fund’s share of the Reorganization costs will be divided by the total number of shares of common stock of each respective Fund outstanding at such time. For additional information see “Proposal 1: Reorganization—Terms of the Reorganization Agreements—Fair Value of Assets and Liabilities” in the Joint Proxy Statement/Prospectus.
     Q: How many TYN shares will a TGO stockholder receive for each TGO share?
     A: Your outstanding TGO shares will be multiplied by an exchange rate based on each Fund’s NAV as calculated at the Valuation Time. The exchange rate will be determined by dividing the TGO NAV per share by the TYN NAV (not market value) per share calculated at the Valuation Time (less in each case, the Reorganization costs for each Fund). No fractional TYN Common Shares will be issued in the Reorganization. Instead, TGO stockholders will receive cash in an amount equal to the value of the fractional TYN Common Shares that stockholders would otherwise have received in the Reorganization.
     Q: Will the Reorganization affect my distributions?
     A: Stockholders of each Fund: Common stockholders of each Fund typically receive distributions on a quarterly basis. Although the distribution amounts paid per share on the common stock of each Fund differ, because TGO common stockholders will receive shares of common stock of TYN with an equivalent NAV in the Reorganization, any such differences in distribution amount should be offset by the number of shares of common stock of TYN received in the Reorganization. It is currently believed that the aggregate amount of distributions received by common stockholders will not change significantly following the Reorganization as a result of the Reorganization. In addition, it is expected that TYN will not make any significant change to its prior distribution guidance as a result of the Reorganization and that TYN will continue to pay distributions on a quarterly basis, although there can be no assurance that this will be true. The amount of distributions paid by TYN following the Reorganization may be higher or lower than the amount of distributions it has paid historically.
     Q: Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?
     A: You will pay no sales loads or commissions in connection with the Reorganization. However, TYN and TGO will bear the costs associated with the Reorganization and will bear 50% of the costs of printing and distributing this Joint Proxy Statement/Prospectus and 50% of any other costs associated with the solicitation of proxies. Costs specific to one or both of the Funds are expensed as incurred, while non-Fund specific costs are allocated on a pro rata basis based upon each Fund’s net assets. Those costs are estimated at approximately $412,000, of which approximately $296,000 will be attributable to TYN and approximately $116,000 will be attributable to TGO. The Adviser will pay a $150,000 financial advisory fee to Stifel, Nicolaus & Company for providing advice on the Reorganization.

     Q: Will I have to pay any U.S. federal taxes as a result of the Reorganization?
     A: Stockholders of TYN: Neither TYN nor TYN’s stockholders are expected to recognize any gain or loss with respect to the Reorganization. TYN’s belief as to the tax-free nature of the Reorganization is premised on TYN’s maintaining adequate diversification in its investment portfolio prior to the Reorganization. TYN terminated its RIC status after the end of its November 30, 2008 fiscal year and thus does not automatically qualify as diversified. TYN’s current portfolio, however, satisfies the asset diversification test and it is anticipated that TYN’s portfolio will continue to satisfy the asset diversification test through the proposed Reorganization. If it fails to maintain adequate diversification, the transaction will be treated as a taxable exchange for both TYN and its stockholders, as described more fully in the context of the TGO stockholders below. For additional information see “Proposal 1: Material U.S. Federal Income Tax Consequences of the Reorganization” in the Joint Proxy Statement/Prospectus.
     Stockholders of TGO: The portion of the Reorganization involving the transfer of substantially all of TGO’s assets to TYN in exchange for TYN stock is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). If this Reorganization so qualifies, in general, stockholders of TGO will recognize no gain or loss upon the receipt of shares of TYN in connection with the Reorganization. Additionally, TGO should recognize no gain or loss as a result of the transfer of all of its assets and liabilities in exchange for shares of TYN or as a result of its liquidation and dissolution. If the Reorganization is treated as tax-free as intended, the aggregate tax basis of TYN common shares received by a stockholder of TGO should be the same as the aggregate tax basis of the common shares of TGO surrendered in exchange therefore (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).
     Even if a transaction would otherwise satisfy the general requirements for a tax-free reorganization, an investment company will not be afforded such treatment if it does not meet the requirements necessary to be treated as a diversified investment company. TGO’s assets currently are sufficiently diversified to satisfy the diversification test and it is anticipated that TGO will satisfy such test at the time of the Reorganization, although TGO has not satisfied such test throughout its existence. If TGO does not satisfy the diversification test, the portion of the Reorganization involving the transfer of substantially all of TGO’s assets to TYN in exchange for TYN stock may be treated as a taxable exchange. For additional information see “Proposal 1: – Material U.S. Federal Income Tax Consequences of the Reorganization” in the Joint Proxy Statement/Prospectus.
     Q: How will the deferred tax assets of the Funds be treated in the Reorganization?
     A: As tax-paying entities, each Fund records a deferred tax asset (an amount that can be used to offset future taxable income) or a deferred tax liability (a tax due in the future). As of June 30, 2009, each Fund had a net deferred tax asset. These deferred tax assets are attributable to net operating losses, realized capital losses, and unrealized losses on investments. Utilization of a deferred tax asset is dependent on whether there will be sufficient future taxable income within the carryforward periods to realize a portion or all of the deferred tax benefit. If the Funds do not believe they can use a deferred tax asset in a relatively short period, in their case currently three years or less, they create a valuation allowance against the current gross deferred tax asset. Each Fund’s valuation allowance policy is in conformity with GAAP and is based on the Fund’s estimation of potential future taxable income.
     A table highlighting the gross deferred tax asset, valuation allowance, net deferred tax asset and net deferred tax asset as a percentage of NAV for each Fund as of June 30, 2009 can be found on page 5 of the Joint Proxy Statement/Prospectus.
     Any net deferred tax asset is included in each Fund’s NAV under GAAP and will be calculated at the Valuation Time and will be reflected in the exchange rate for the Reorganization. Following the Reorganization, TYN will be subject to the limitations imposed by Code section 382, which may result in TYN being able to utilize more or less of the tax benefits than reflected in the TGO net deferred tax asset as calculated at the Valuation Time. In addition, if the portion of the Reorganization involving the transfer of substantially all of TGO’s assets to TYN in exchange for TYN stock is treated as a taxable exchange, the TGO deferred tax assets would be of no value. See “Proposal 1: Reorganization—Material U.S. Federal Income Tax consequences of the Reorganization.”
     Q: Why is the vote of stockholders of TYN being solicited in connection with the Reorganization?
     A: Although TYN will continue its legal existence and operations after the Reorganization, the rules of the NYSE (on which TYN’s common shares are listed) require TYN’s stockholders to approve the issuance of additional common shares in connection with the Reorganization because the number of TYN common shares to be issued in the Reorganization will be, upon issuance, in excess of 20 percent of the number of shares of TYN common stock outstanding prior to the Reorganization.

     Q: What happens if the stockholders of TYN do not approve the issuance of additional common shares in connection with the Reorganization?
     A: If the issuance of additional common shares of TYN is not approved, the Reorganization will not occur and TYN will continue its investment activities in the normal course.
     Q: Will TGO liquidate if the Reorganization is not approved?
     A: Given obligations set at the time of its private placement, TGO has a goal of providing a public market for its common shares by the end of July 2009. The Board of Directors of TGO believes that the Reorganization will provide market liquidity via a publicly traded security listed on the NYSE. If the Reorganization is not approved, TGO may begin the process of an orderly liquidation, which would likely include seeking stockholder approval for liquidation and dissolution. Upon liquidation, TGO stockholders would receive the NAV (excluding any net deferred tax assets) of their shares in cash. Stockholders of TGO would not capture any of the value of its deferred tax asset upon liquidation. Depending on the type of account in which the TGO shares are held, a liquidation may result in tax consequences to the stockholder.
     Q: Why are TYN stockholders being asked to approve the New Investment Advisory Agreement?
     A: As required by the 1940 Act, TYN’s current investment advisory agreement with the Adviser (the “Current Investment Advisory Agreement”) automatically terminates if the Adviser experiences a change in control. In effect, this provision requires a fund’s shareholders to vote on a new investment advisory agreement whenever the ownership of the fund’s investment adviser significantly changes. The provision is designed to ensure that stockholders have a say in determining the company or persons that manage their fund. As described in more detail in the Joint Proxy Statement/Prospectus, the proposed change in ownership of the Adviser (the “Proposed Transaction”) will trigger termination of the Current Investment Advisory Agreement.
     Q: What are the terms of the Proposed Transaction?
     A: The current Managing Directors of the Adviser and Mariner Holdings, LLC (“Mariner”), an independent investment firm with more than 65 employees and approximately $1.3 billion of assets under management as of June 30, 2009, have entered into an agreement to purchase all of the ownership interests in the Adviser from Kansas City Equity Partners LC (“KCEP”), one of its affiliates, and FCM Tortoise, L.L.C. (“FCM”). KCEP and FCM are the entities that currently control the Adviser. KCEP and FCM provided the original capital and management to form the Adviser. Of the five Managing Directors, two came from KCEP and three came from FCM. All five Managing Directors are now full-time employees of the Adviser, and KCEP and FCM no longer have a management role in TCA. As such, Mariner will provide Tortoise with a complementary strategic partner in the asset management business. As part of the Proposed Transaction, Mariner will purchase a majority stake in the Adviser, with the intention to provide growth capital and resources. The Proposed Transaction further aligns the business of the Adviser with the interests of the Managing Directors, who will continue to own a portion of the Adviser, and also provides a strategic partner.
     Q: Will the New Investment Advisory Agreement affect TYN’s portfolio management or strategy?
     A: The portfolio management, investment objectives and policies, and investment processes of TYN will not change as a result of entering into the New Investment Advisory Agreement with the Adviser. The current Managing Directors of the Adviser will continue to serve as the Investment Committee of the Adviser responsible for the investment management of TYN’s portfolio. In addition, TYN will retain its current name and ticker symbol.
     Q: How will the New Investment Advisory Agreement affect the combined fund?
     A: In the event stockholders of TGO approve the Reorganization and stockholders of TYN approve the issuance of additional common shares of TYN and the New Investment Advisory Agreement, the New Investment Advisory Agreement will be the investment advisory agreement for the combined fund.
     Q: Are there differences between the Current Investment Advisory Agreement and the New Investment Advisory Agreement?
     A: The New Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreement, except for the effective and termination dates. The amount of the advisory fee paid to the Adviser by TYN under the Current Investment Advisory

Agreement will not change under the New Investment Advisory Agreement. Approval of the New Investment Advisory Agreement will not change the level, nature or quality of services provided to TYN by the Adviser and will simply continue the relationship between TYN and the Adviser. Under a fee waiver agreement, the Adviser has contractually agreed to waive fees in an amount equal to an annual rate of 0.10% of TYN’s average monthly Managed Assets through December 31, 2009. The Adviser intends to continue to waive advisory fees in an amount equal on an annual basis to 0.10% of TYN’s average monthly Managed Assets until December 31, 2009 upon approval of the New Investment Advisory Agreement.
     Q: Are any changes anticipated to TYN’s Board of Directors as a result of the Proposed Transaction?
     A: As described in more detail in the Joint Proxy Statement/Prospectus, in order to comply with a safe harbor under Section 15(f) of the 1940 Act, during the three-year period following the completion of the Proposed Transaction at least 75% of TYN’s Board of Directors must not be “interested persons” (as defined in the 1940 Act) of the Adviser. Accordingly, upon consummation of the Proposed Transaction, Terry Matlack, one of the five members of the Adviser’s Investment Committee, is expected to resign from the Board of Directors of TYN. Mr. Matlack will continue as a Managing Director of the Adviser and as the Chief Financial Officer of TYN. H. Kevin Birzer, another member of the Adviser’s Investment Committee, is expected to continue to serve as Chairman of the Board of Directors of TYN and each of TYN’s current independent directors is expected to remain a member of TYN’s Board.
     Q. What will happen if the New Investment Advisory Agreement is not approved?
     A. If TYN stockholders do not approve the New Investment Advisory Agreement, the Board of Directors of TYN will take such action as it deems to be in the best interests of TYN and its stockholders.
     Q: What will happen if the Reorganization is approved but the New Investment Advisory Agreement is not approved?
     A: If the Reorganization is approved and the New Investment Advisory Agreement is not approved, the Reorganization will still be consummated.
     Q: Who will pay for the costs of the Proposed Transaction?
     A: The Adviser will bear the costs of the Proposed Transaction and will bear 50% of the costs of printing and distributing this Joint Proxy Statement/Prospectus and 50% of any other costs associated with the solicitation of proxies.
     Q: How does the Board of Directors of my Fund suggest that I vote?
     A: After careful consideration, the Board of Directors of each Fund recommends that you vote “FOR” each of the items proposed for your Fund.
     Q: How do I vote my shares?
     A: You can vote by completing, signing and dating your proxy or voting instruction card, and mailing it in the enclosed envelope. You also may vote in person if you are able to attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a proxy issued in your name. However, even if you plan to attend the Meeting, we urge you to cast your vote by mail. That will ensure that your vote is counted should your plans change.
     Q: Who do I contact for further information?
     A: You may contact Pam Kearney (Investor Relations) toll-free at (866) 362-9331 for further information.

TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE GAS AND OIL CORPORATION
11550 Ash Street, Suite 300
Leawood, Kansas 66211
NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON September 11, 2009

     Notice is hereby given that a joint special meeting of stockholders (the “Meeting”) of Tortoise North American Energy Corporation (“TYN”) and Tortoise Gas and Oil Corporation (“TGO”) will be held at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 on September 11, 2009 at 9:00 a.m., Central Time, for the following purposes:
1. Reorganization
     For stockholders of Tortoise Gas and Oil Corporation:
To consider and vote upon a proposal to approve an Agreement and Plan of Reorganization between TGO and TYN, the termination of TGO’s registration under the 1940 Act, and the dissolution of TGO under Maryland law.
2. Issuance of Shares of Common Stock in Connection with Reorganization
     For stockholders of Tortoise North American Energy Corporation:
To consider and vote upon a proposal to approve the issuance of additional shares of common stock of TYN in connection with an Agreement and Plan of Reorganization between TYN and TGO.
3. New Investment Advisory Agreement
     For stockholders of Tortoise North American Energy Corporation:
To consider and vote upon a proposal to approve a new investment advisory agreement between TYN and its current investment adviser, Tortoise Capital Advisors, L.L.C.
     Stockholders of record as of the close of business on June 29, 2009 are entitled to notice of, and to vote, at the Meeting or any adjournment thereof.
     The Board of Directors of each Fund recommends you vote “FOR” each proposal involving your Fund.
     Whether or not you expect to attend the meeting, please vote your shares of stock by following the detailed instructions provided on your proxy or voting instruction card.
IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, THE BOARDS OF DIRECTORS ASK THAT YOU VOTE PROMPTLY, NO MATTER HOW MANY SHARES OF STOCK YOU OWN.

For the Boards of Directors,

Connie J. Savage
Secretary
Tortoise North American Energy Corporation
Tortoise Gas and Oil Corporation

July 27, 2009

x

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to completion, dated July 22, 2009
JOINT PROXY STATEMENT/PROSPECTUS
TORTOISE NORTH AMERICAN ENERGY CORPORATION
TORTOISE GAS AND OIL CORPORATION
11550 Ash Street, Suite 300
Leawood, Kansas 66211
(913) 981-1020
JOINT SPECIAL MEETING OF STOCKHOLDERS
September 11, 2009
     This Joint Proxy Statement/Prospectus is furnished to you as a stockholder of Tortoise North American Energy Corporation (“TYN”) and/or Tortoise Gas and Oil Corporation (“TGO”), each a Maryland corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). A joint special meeting of stockholders of TYN and TGO (the “Meeting”) will be held at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 on September 11, 2009, at 9:00 a.m., Central Time, to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus.
     If you are unable to attend the Meeting or any adjournment thereof, the Board of Directors of each of TYN and TGO requests that you vote your shares of stock by referring to the enclosed proxy or voting instruction card for detailed instructions on how you may vote your shares. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is July 27, 2009.
MEETING
The purposes of the Meeting are:
1. Reorganization
     For stockholders of Tortoise Gas and Oil Corporation:
To consider and vote upon a proposal to approve an Agreement and Plan of Reorganization between TGO and TYN, the termination of TGO’s registration under the 1940 Act, and the dissolution of TGO under Maryland law.
2. Issuance of Shares of Common Stock in Connection with Reorganization
     For stockholders of Tortoise North American Energy Corporation:
To consider and vote upon a proposal to approve the issuance of additional shares of common stock of TYN in connection with an Agreement and Plan of Reorganization between TYN and TGO.
3. New Investment Advisory Agreement
     For stockholders of Tortoise North American Energy Corporation:
To consider and vote upon a proposal to approve a new investment advisory agreement between TYN and its current investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”).

     Stockholders of record as of the close of business on June 29, 2009 are entitled to notice of, and to vote, at the Meeting or any adjournment or postponement thereof.
     The following table presents information about the stockholders entitled to vote on each of the proposals. Each stockholder is entitled to one vote for each share of common stock owned by such stockholder.
Stockholders Entitled to Vote

Proposal 1	TGO stockholders

Proposal 2	TYN stockholders

Proposal 3	TYN stockholders
     TYN and TGO are each sometimes referred to herein as a “Fund” and are sometimes referred to herein collectively as the “Funds.” The Agreement and Plan of Reorganization between TYN and TGO is sometimes referred to herein as the “Reorganization Agreement.” The Reorganization Agreement that TGO stockholders are being asked to consider involves transactions that will be referred to in this Joint Proxy Statement/Prospectus as the “Reorganization.” The Board of Directors of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund and its stockholders.
PROPOSED REORGANIZATION
     The Reorganization seeks to combine two similar, but not identical, Funds with overlapping ongoing investment strategies to achieve anticipated cost savings through increased economies of scale, the opportunity for enhanced long-term market liquidity and greater financial flexibility through a stronger balance sheet. Each Fund has an investment objective of providing stockholders a high level of total return with an emphasis on current income or distributions. Each Fund seeks to achieve that objective by investing primarily in energy investments, including those organized as master limited partnerships (“MLPs”). Each Fund is managed by Tortoise Capital Advisors, L.L.C.
     In the Reorganization, TYN will acquire substantially all of the assets and assume substantially all of the liabilities of TGO in exchange for an equal aggregate net asset value (“NAV”) (not market value) of newly-issued shares of common stock of TYN (“TYN Common Shares”). TGO will distribute TYN Common Shares to its common stockholders and will then terminate its registration under the 1940 Act and dissolve under Maryland law. The aggregate NAV of TYN Common Shares received by TGO stockholders in the Reorganization will equal the aggregate NAV of TGO common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares (although common stockholders will receive cash for their fractional shares of common stock). TYN will continue to operate after the Reorganization as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.
     In the event that stockholders of TGO do not approve the Reorganization or the stockholders of TYN do not approve the issuance of additional TYN common shares, each Fund would continue to exist and operate on a standalone basis. The Board of Directors of TYN would consider what additional action, if any, to take and would continue its investment activities in the normal course. TGO may begin the process of an orderly liquidation, which would likely include seeking stockholder approval for the liquidation and dissolution. Upon liquidation, TGO stockholders would receive the NAV (excluding any net deferred tax assets) of their shares in cash. Stockholders of TGO would not capture any of the value of its deferred tax asset upon liquidation. Depending on the type of account in which the TGO shares are held, a liquidation may result in tax consequences to the stockholder.
PROPOSED NEW INVESTMENT ADVISORY AGREEMENT
     TYN’s current investment advisory agreement (the “Current Investment Advisory Agreement”) is expected to terminate during the third calendar quarter of 2009 due to a proposed change in ownership of the Adviser. The proposed new investment advisory agreement for TYN (the “New Investment Advisory Agreement”) is substantially identical to the Current Investment Advisory Agreement, except for the effective and termination dates, and would simply continue the relationship between TYN and the Adviser. Approval of the New Investment Advisory Agreement will not result in a change in the portfolio management, investment objectives and policies, or investment processes of TYN. The current Managing Directors of the Adviser will continue to serve as the

Investment Committee of the Adviser responsible for the investment management of TYN’s portfolio. Upon consummation of the Reorganization and approval of the New Investment Advisory Agreement for TYN, the New Investment Advisory Agreement will be the investment advisory agreement for the combined fund.
     This Joint Proxy Statement/Prospectus sets forth the information stockholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of TYN Common Shares. Please read it carefully and retain it for future reference. A Reorganization Statement of Additional Information, dated July 22, 2009, relating to this Joint Proxy Statement/Prospectus (the “Reorganization Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and quarterly report can be obtained on a web site maintained by the Adviser at www.tortoiseadvisors.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent quarterly report to any stockholder upon request. Any such request should be directed to the Adviser by calling 866-362-9331 or by writing to the respective Fund at its principal executive offices at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The telephone number of the principal executive offices of the Funds is 913-981-1020.
     The Funds are subject to certain informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.
     The shares of common stock of TYN are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “TYN” and will continue to be so listed subsequent to the Reorganization. Reports, proxy statements and other information concerning TYN may be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005. The shares of common stock of TGO are not listed on a securities exchange.
     This Joint Proxy Statement/Prospectus serves as a prospectus of TYN in connection with the issuance of TYN Common Shares in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The date of this Joint Proxy Statement/Prospectus is July 22, 2009.

SUMMARY
      The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization Statement of Additional Information. Stockholders should read this entire Joint Proxy Statement/Prospectus carefully.
PROPOSAL 1: REORGANIZATION
The Proposed Reorganization
      The Board of Directors of each Fund, including the Directors who are not “interested persons” of each Fund (as defined in Section 2(a)(19) of the 1940 Act) (the “Independent Directors”), has unanimously approved the Reorganization Agreement. If the stockholders of TGO approve the Reorganization Agreement and the stockholders of TYN approve the issuance of TYN Common Shares (see “Proposal 2: Issuance of Additional TYN Common Shares”), TYN Common Shares will be issued to TGO in exchange for substantially all of the assets of TGO and the assumption of substantially all of the liabilities of TGO. TGO will then distribute the TYN Common Shares to its stockholders and terminate its registration under the 1940 Act and dissolve under Maryland law. The aggregate NAV (not market value) of TYN Common Shares received by TGO stockholders in the Reorganization will equal the aggregate NAV of TGO common stock held on the business day prior to the Reorganization, less the costs of the Reorganization attributable to their shares (though TGO common stockholders will receive cash instead of fractional shares of TYN common stock).
Background and Reasons for the Proposed Reorganization
          The Reorganization seeks to combine two similar, but not identical, Funds with overlapping ongoing investment strategies to achieve anticipated cost savings through increased economies of scale, the opportunity for enhanced long-term market liquidity and greater financial flexibility through a stronger balance sheet. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act. Each Fund seeks to provide its stockholders a high level of total return with an emphasis on current income or distributions. Each Fund seeks to achieve that objective by investing primarily in energy investments, including those organized as MLPs. Each Fund is managed by the Adviser.
      The proposed Reorganization will combine the assets of the Funds by reorganizing TGO into TYN. In approving the Reorganization Agreement, the Board of Directors of each Fund (each a “Board of Directors”), including each Fund’s Independent Directors, determined that participation in the Reorganization is in the best interests of each Fund and its stockholders and that the interests of the stockholders of each Fund will not be diluted with respect to NAV as a result of the Reorganization. Before reaching these conclusions, the Board of Directors of each Fund, including the Independent Directors, engaged in a thorough review process relating to the proposed Reorganization. Each Board of Directors also received memoranda outlining, among other things, the legal standards and certain other considerations relevant to their deliberations. The Boards of Directors of each Fund, including all of the Independent Directors, considered the Reorganization at numerous meetings held in 2008 and 2009 and approved the Reorganization at a meeting held on April 1, 2009.
      The primary factors considered by the Board of Directors of each Fund with regard to the Reorganization included, but were not limited to, the following:
•	The fact that each Fund has similar investment policies, that each Fund has an investment objective of providing stockholders a high level of total return with an emphasis on current income or distributions, and that each Fund seeks to achieve that objective by investing primarily in energy investments including those organized as MLPs.

•	The fact that the Funds now have similar, but not identical, ongoing investment strategies.

•	The expectation that the combined fund may achieve certain potential benefits for stockholders of each Fund from its larger asset base, including the reduction of duplicative fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and a reduction in variable expenses (e.g., administrative, fund accounting and custodial) by taking advantage of lower fees associated with higher asset levels through greater combined economies of scale.

•	The fact that upon consummation of the Reorganization, the Adviser has agreed to an additional fee waiver of 0.10% and 0.05% of average monthly Managed Assets for the combined fund for calendar years 2010 and 2011, respectively.

•	The fact that the amount of leverage of the combined fund as a percentage of assets following the Reorganization is not expected to significantly change from that of each Fund on a standalone basis and that the larger asset base of the combined fund may provide greater financial flexibility through a stronger balance sheet, providing additional cushion to continue satisfying asset coverage ratio requirements.

•	The fact that the Reorganization may create the opportunity for enhanced market liquidity over the long-term.

•	The fact that no gain or loss is expected to be recognized by stockholders of TYN or TGO for U.S. federal income tax purposes as a result of the Reorganization, although the Internal Revenue Service may take a contrary position.

•	The expectation that TGO stockholders should carry over to TYN the same aggregate tax basis (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received) if the Reorganization is treated as tax-free as intended.

•	The fact that the Adviser is expected to continue to manage the combined fund.

•	The expectation that the aggregate amount of distributions received by common stockholders of each Fund is not expected to change significantly following the Reorganization as a result of the Reorganization.

•	The fact that the Reorganization will provide TGO stockholders with a publicly traded security listed on the NYSE and provides an alternative to liquidation with potential for NAV recovery and appreciation, the potential for utilization of TGO’s deferred tax asset, and a publicly traded security of a larger fund.

•	The fact that the combined fund resulting from the Reorganization will have a lower net management fee than currently in place for TGO.

•	The fact that following the Reorganization, TYN will be subject to the limitations imposed by Code section 382, which may result in TYN being able to utilize more or less of the tax benefits than reflected in the TGO net deferred tax asset as calculated at the Valuation Time.

•	The relative performance history of each fund.
      The Board of Directors of each Fund made its determination with regard to the Reorganization on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors. See “Proposal 1: Reorganization—Reasons for the Reorganization.”
      If the Reorganization is not approved by TGO’s stockholders or if the issuance of TYN common shares is not approved by TYN’s stockholders, each Fund will continue to operate as a standalone Maryland corporation advised by the Adviser. The Board of Directors of TYN would consider what additional action, if any, to take and would continue its investment activities in the normal course. TGO may begin the process of an orderly liquidation, which would likely include seeking stockholder approval for the liquidation. Upon liquidation, TGO stockholders would receive the NAV (excluding any net deferral tax assets) of their shares in cash. Stockholders of TGO would not capture any of the value of its deferred tax asset upon liquidation. Depending on the type of account in which the TGO shares are held, a liquidation may result in tax consequences to the stockholder.

Fees and Expenses for Common Stockholders of the Funds as of May 31, 2009.
     The following table and example contain information about the change in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees and expenses, including leverage costs, as a percentage of net assets as of May 31, 2009, for each Fund, and (ii) the pro forma fees and expenses, including leverage costs, for the combined fund, assuming the Reorganization had taken place on May 31, 2009. The fees and expenses are presented as a percentage of net assets and not as a percentage of gross assets or managed assets. By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets in which a fund may invest. The annual operating expenses for each Fund reflect fixed expenses for a trailing 12-month period and variable expenses assuming each Fund’s capital structure and asset levels as of May 31, 2009. The annual operating expenses of the Pro Forma Combined Fund are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of May 31, 2009. These projections for the Pro Forma Combined Fund include the change in operating expenses expected as a result of the Reorganization, assuming the Pro Forma Combined Fund’s capital structure and asset levels as of May 31, 2009.

			Pro Forma
			Combined
			Fund (TGO
Stockholder Transaction Expenses	TYN	TGO	into TYN)(1)

Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common stock(2)(3)	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None

Annual Expenses (as a percentage of net assets attributable to common stock as of May 31, 2009)
Investment Management Fees	1.12%	1.22%	1.12%
Other Expenses(4)	0.75%	1.98%	0.61%

Total Annual Operating Expenses	1.87%	3.20%	1.73%
Leverage Costs(5)	1.19%	0.72%	1.06%
Current Income Tax Expense(6)	0.02%	0.00%	0.02%
Deferred Income Tax Expense(7)	0.00%	0.00%	0.00%

Total Annual Expenses(8)	3.08%	3.92%	2.81%
Less Fee Waiver (9)	(0.07)%	0.00%	(0.11)%

Net Annual Expenses(8)	3.01%	3.92%	2.70%
Example:
The following example is intended to help you compare the costs of investing in TYN pro forma after the Reorganization with the costs of investing in TGO and TYN without the Reorganization. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to shares of common stock) set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
TYN	$30	$94	$161	$339
TGO	$39	$119	$201	$413
Pro Forma Combined Fund (a)	$27	$84	$145	$311

(a)	These figures assume that the Reorganization had taken place on May 31, 2009. These figures also assume a fee waiver by the Adviser of the following:

Year 1 — 0.10% of average managed assets for the period from June 1, 2009 through May 31, 2010.
Year 2 — 0.10% of average managed assets for the period from June 1, 2010 through December 31, 2010 and 0.05% of average managed assets from the period January 1, 2011 through May 31, 2011.

Year 3 — 0.05% of average managed assets from the period June 1, 2011 through December 31, 2011 and no fee waiver for the period from January 1, 2012 through May 31, 2012.
Years 4 through 10 – no fee waiver.
(1)	The pro forma annual operating expenses for the combined fund are projections for a 12-month period.

(2)	Each Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, SEC filing fees and legal and accounting fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings, stock exchange fees, transfer agency fees and any similar expenses incurred in connection with the Reorganization. The Funds will bear 50% of the costs of printing and distributing this Joint Proxy Statement/Prospectus and 50% of any other costs associated with the solicitation of proxies. Expenses specific to one or both of TYN or TGO are expensed as incurred while non-fund specific expenses are allocated on a pro rata basis based upon net assets.

(3)	No sales load will be charged in connection with the issuance of TYN’s shares of common stock as part of the Reorganization. Shares of common stock are not available for purchase from the Funds but shares of TYN may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Shares of common stock purchased in the secondary market may be subject to brokerage commissions or other charges. TGO’s shares are not listed on a public exchange.

(4)	Other Expenses for each Fund reflect fixed expenses for a trailing 12-month period and variable expenses assuming each Fund’s capital structure and asset levels as of May 31, 2009. Other Expenses exclude reorganization expenses of $128,866, of which $90,231 was attributable to TYN and $38,635 was attributable to TGO. Other Expenses for the Pro Forma Combined Fund are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of May 31, 2009.

(5)	Leverage Costs reflect the interest payable on notes as of May 31, 2009 and borrowing rates as of May 31, 2009.

(6)	For the 12-months ended May 31, 2009, TYN accrued $18,191 in current income tax expenses. For the 12-months ended May 31, 2009, TGO accrued $11,249 in current income tax benefit. However, as we cannot predict whether TGO will incur an income tax benefit or expense in the future, we have assumed a current income tax expense of 0% in this table.

(7)	For the 12-months ended May 31, 2009, TYN accrued $5,776,324 in deferred income tax benefit, primarily related to its conversion to a taxable corporation and reflected a deferred tax asset of $5,776,324 on its Statement of Assets and Liabilities at May 31, 2009. For the 12-month period ended May 31, 2009, TGO accrued $1,134,455 in deferred tax benefits, and recognized a partial valuation allowance against its gross deferred tax asset of $1,978,059 at May 31, 2009. As both TYN and TGO have net deferred tax assets as of May 31, 2009, and as we cannot predict whether TYN or TGO will incur an income tax benefit or expense in the future, we have assumed a deferred income tax expense of 0% in this table.

(8)	The table and example presented in this footnote contain information about the change in operating expenses expected as a result of the Reorganization as a percentage of Managed Assets as of May 31, 2009, excluding current and deferred income tax expense. Managed Assets means the total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liabilities or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. The annual operating expenses for each Fund reflect fixed expenses for a trailing 12-month period and variable expenses assuming each Fund’s capital structure and asset levels as of May 31, 2009. The annual operating expenses for the Pro Forma Combined Fund are projections for a 12-month period, assuming each Fund’s capital structure and asset levels as of May 31, 2009. These projections for the Pro Forma Combined Fund include the change in operating expenses expected as a result of the Reorganization, assuming the Pro Forma Combined Fund’s capital structure and asset levels as of May 31, 2009.

			Pro Forma
Annual Expenses (as a percentage			Combined
of Managed Assets attributable			Fund (TGO
to common stock as of May 31, 2009)	TYN	TGO	into TYN)(a)

Investment Management Fees	1.00%	1.08%	1.00%

Other Expenses(b)	0.67%	1.76%	0.54%

Total Annual Operating Expenses	1.67%	2.84%	1.54%

Leverage Costs(c)	1.06%	0.64%	0.95%

Total Annual Expenses	2.73%	3.48%	2.49%

Less Fee Waiver(d)	(0.06)%	0.00%	(0.10)%

Net Annual Expenses	2.67%	3.48%	2.39%
Example:
          The following example is intended to help you compare the costs of investing in TYN pro forma after the Reorganization with the costs of investing in TGO and TYN without the Reorganization. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of managed assets attributable to shares of common stock) set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years

TYN	$27	$84	$144	$306

TGO	$35	$107	$181	$376

Pro Forma Combined Fund (e)	$24	$75	$130	$281
(a)	The pro forma annual operating expenses for the combined fund are projections for a 12-month period.

(b)	Other Expenses are calculated as described in Note 4 above.

(c)	Leverage Costs are calculated as described in Note 5 above.

(d)	Pursuant to the TYN investment management agreement approved on November 10, 2008, the fee waiver by the Adviser is 0.10% of average managed assets effective January 1, 2009 through December 31, 2009. The May 31, 2009 total expense ratio set forth in the table for TYN is presented on a 12-month pro forma basis to reflect a fee waiver in an amount equal to 0.10% of average managed assets for the period from June 1, 2009 through December 31, 2009 and no fee waiver for the period from January 1, 2010 through May 31, 2010. This equates to 0.06% of average managed assets and 0.10% of average net assets for the 12-month period. The May 31, 2009 total expense ratio set forth in the table for the Combined Fund is presented on a 12-month pro forma basis to reflect a fee waiver in an amount equal to 0.10% of average managed assets for the period from June 1, 2009 through May 31, 2010. This equates to 0.11% of average net assets.

(e)	These figures assume that the reorganization had taken place on May 31, 2009. These figures also assume a fee waiver by the adviser of the following:

Year 1 — 0.10% of average managed assets for the period from June 1, 2009 through May 31, 2010.
Year 2 — 0.10% of average managed assets for the period from June 1, 2010 through December 31, 2010 and 0.05% of average managed assets from the period January 1, 2011 through May 31, 2011.
Year 3 — 0.05% of average managed assets from the period June 1, 2011 through December 31, 2011 and no fee waiver for the period from January 1, 2012 through May 31, 2012.
Years 4 through 10 — no fee waiver.

(9)	Pursuant to the TYN investment management agreement approved on November 10, 2008, the fee waiver by the Adviser is 0.10% of average managed assets effective January 1, 2009 through December 31, 2009. The May 31, 2009 total expense ratio set forth in the table for TYN is presented on a 12-month pro forma basis to reflect a fee waiver in an amount equal to 0.10% of average managed assets for the period from June 1, 2009 through December 31, 2009 and no fee waiver for the period from January 1, 2010 through May 31, 2010. This equates to 0.08% of average managed assets and 0.10% of average net assets for the 12-month period. The May 31, 2009 total expense ratio set forth in the table for the Combined Fund is presented on a 12-month pro forma basis to reflect a fee waiver in an amount equal to 0.10% of average managed assets for the period from June 1, 2009 through May 31, 2010. This equates to 0.11% of average net assets.

Deferred Tax Assets
     As of June 30, 2009, the gross deferred tax asset, valuation allowance, net deferred tax asset, and net deferred tax asset as a percentage of NAV for each Fund are as stated below.

	TYN	TGO
(estimated)

Gross Deferred Tax Asset	$11.5 million	$16.3 million
Valuation Allowance	$(5.4) million	$(14.2) million
Net Deferred Tax Asset	$6.1 million	$2.1 million

Net Deferred Tax Asset As a Percentage of Fund Net Assets	8.0%	7.4%
Comparison of the Funds
     TYN and TGO are each Maryland corporations registered as non-diversified, closed-end management investment companies under the 1940 Act. Each Fund is (i) managed by the Adviser, (ii) has an investment objective of providing a high level of total return with an emphasis on current distributions or income, (iii) seeks to achieve that objective by investing primarily in energy investments, including those organized as MLPs, and (iv) has nearly identical fundamental investment policies and similar nonfundamental investment policies. Each fund is also taxed as a corporation. See “Proposal 1: Reorganization—Comparison of the Funds” for a

more detailed comparison of the Funds. After the Reorganization, the investment strategies and significant operating policies of the combined fund will be those of TYN.
Further Information Regarding the Reorganization
     The parties believe that the Reorganization will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. If the Reorganization so qualifies, in general, stockholders of TGO will recognize no gain or loss upon the receipt of TYN’s stock in connection with the Reorganization. Additionally, if the Reorganization so qualifies, TGO will recognize no gain or loss as a result of the transfer of all of its assets and liabilities in exchange for shares of TYN or as a result of its dissolution and neither TYN nor its stockholders will recognize any gain or loss in connection with the Reorganization. If the Reorganization so qualifies, the aggregate tax basis of TYN common shares received by a stockholder of TGO should be the same as the aggregate tax basis of the common shares of TGO surrendered in exchange therefore (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).
     Even if a transaction would otherwise satisfy the general requirements for a tax-free reorganization, an investment company will not be afforded such treatment unless it is a regulated investment company (“RIC”), a real estate investment trust (“REIT”) or is treated as a diversified investment company. TYN terminated its RIC status after the end of its November 30, 2008 fiscal year and thus does not automatically qualify as diversified. TYN’s current portfolio, however, satisfies the asset diversification test and it is anticipated that TYN’s portfolio will continue to satisfy the asset diversification test through the proposed Reorganization. TGO’s assets currently are sufficiently diversified to satisfy the diversification test and it is anticipated that TGO will satisfy such test at the time of the Reorganization, although TGO has not satisfied such test at all times throughout its existence. If TGO does not satisfy the diversification test during the requisite time period, the portion of the Reorganization involving the transfer of substantially all of TGO’s assets to TYN in exchange for TYN stock may be treated as a taxable exchange.
     If the Reorganization fails to qualify as a tax-free reorganization because either TGO or TYN fails to qualify as a “diversified” investment company, the transaction will be taxable to the non-diversified investment company and its stockholders. For example, if TGO is treated as a non-diversified investment company, TGO will be deemed to have sold all of its assets to TYN in a taxable transaction, followed by a deemed liquidation of TGO and a distribution of the sales proceeds (the TYN stock) to TGO’s stockholders. Based upon current market values, TGO anticipates that it would recognize a net loss for federal income tax purposes on such deemed sale. Each TGO stockholder would recognize gain or loss on the liquidating distribution in an amount equal to the difference between the fair market value of the TYN stock received in the Reorganization and such stockholder’s basis in its TGO stock. TYN’s basis in the assets of the combined entity would include (i) its historic basis in the assets previously held by TYN and (ii) the fair market value of the TGO assets as of the date of the Reorganization. TYN, after the Reorganization, would not succeed to any net operating or capital loss carryforwards of TGO, including any losses generated from the deemed sale of its assets.
     If, alternatively, TYN is treated as a non-diversified investment company, TYN will be deemed to have sold all of its assets to TGO in a taxable transaction with the attendant deemed liquidation. Based upon current market values, TYN anticipates it would recognize a net loss for federal income tax purposes. Each TYN stockholder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the TYN stock held and the stockholder’s basis in such stock. TYN, after the Reorganization, would receive a fair market value basis in the assets historically held by TYN and will lose any of its pre-existing net operating loss and capital loss carryforwards.
     In addition, the TGO deferred tax asset will get differing treatment based upon the federal income tax treatment of the Reorganization. The TGO deferred tax asset is attributable to losses incurred by TGO prior to the Reorganization and the excess of TGO’s tax basis in its investments over the fair market value of such investments. Under U.S. Generally Accepted Accounting Principles (“GAAP”), the deferred tax asset must be adjusted to reflect the ability of the taxpayer to realize the benefit within a specified time period. The deferred tax asset is valued at zero in the case of a taxable transaction, since none of that benefit will be available under the tax laws to TYN. For additional information see “Material U.S. Federal Income Tax Consequences of the Reorganization” in the Joint Proxy Statement/Prospectus.
     The Board of Directors of TGO requests that TGO stockholders approve the Reorganization at the Meeting to be held on September 11, 2009. Stockholder approval of the Reorganization requires the affirmative vote of TGO stockholders entitled to cast a majority of all votes entitled to be cast on the matter. Subject to the requisite approval of the stockholders of TGO with regard to the Reorganization and the requisite approval of the stockholders of TYN with regard to the issuance of additional TYN Common Shares, it is expected that the closing date of the Reorganization (the “Closing Date”) will be after the close of business on or about September 12, 2009, but it may be at a different time as described herein.
     The Board of Directors of TGO Recommends TGO Stockholders Vote “FOR” the Reorganization.

PROPOSAL 2: ISSUANCE OF ADDITIONAL TYN COMMON SHARES
          In connection with the proposed Reorganization described under “Proposal 1: Reorganization,” TYN will issue additional TYN Common Shares and list such shares of common stock on the NYSE. TYN will acquire substantially all of the assets and assume substantially all of the liabilities of TGO in exchange for newly-issued TYN Common Shares. The Reorganization will result in no reduction of the NAV of the TYN Common Shares, immediately following the Reorganization, other than to reflect the costs of the Reorganization. No gain or loss is expected to be recognized by TYN or its stockholders in connection with the Reorganization. The Board of Directors of TYN, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit stockholders of TYN. The combined fund resulting from the Reorganization will have a larger asset base than either of the Funds has currently and economies of scale should result in lower per share expenses. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g. administrative, fund accounting and custodial services). Many of the fixed expenses are duplicative, and there will also be an opportunity to reduce variable expenses over time in a combined fund by taking advantage of lower fees associated with higher asset levels through greater combined economies of scale. The Reorganization will also permit each Fund to pursue its same investment objective in a larger fund that will continue to focus on the energy sector, including MLPs. It is also anticipated that the combined fund will offer the opportunity for enhanced long-term market liquidity and that the larger asset base of the combined fund may provide greater financial flexibility through a stronger balance sheet and additional cushion to continue satisfying asset coverage ratio requirements. Additionally, upon consummation of the Reorganization, the Adviser has agreed to: (i) a waiver of 0.10% of average monthly Managed Assets effective January 1, 2010 through December 31, 2010, resulting in a net management fee of 0.90% for calendar year 2010, and (ii) a waiver of 0.05% of average monthly Managed Assets effective January 1, 2011 through December 31, 2011, resulting in a net management fee of 0.95% for calendar year 2011.
     The Board of Directors of TYN requests that stockholders of TYN approve the issuance of additional TYN Common Shares in connection with the Reorganization at the Meeting to be held on September 11, 2009. Stockholder approval of the issuance of additional TYN Common Shares requires the affirmative vote of a majority of the votes cast, provided that total votes cast on the proposal represent over 50% of all securities entitled to vote on the proposal. Subject to the requisite approval of the stockholders of TYN with regard to the issuance of additional TYN Common Shares and the requisite approval the stockholders of TGO with regard to the Reorganization, it is expected that the Closing Date will be after the close of business on or about September 12, 2009, but it may be at a different time as described herein. For additional information about the Reorganization, including a comparison of TYN and TGO, the reasons for the Reorganization and the U.S. Federal income tax consequences of the Reorganization, see “Proposal 1: Reorganization.”
     The Board of Directors of TYN Recommends TYN Stockholders Vote “FOR” the Issuance of Additional TYN Common Shares.

PROPOSAL 3: NEW TYN INVESTMENT ADVISORY AGREEMENT
     The Current Investment Advisory Agreement is expected to terminate during the third calendar quarter of 2009 due to a proposed change in ownership of the Adviser. The New Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreement, except for the effective and termination dates, and would simply continue the relationship between TYN and the Adviser. Approval of the New Investment Advisory Agreement will not result in a change in the portfolio management, investment objectives and policies, or investment processes of TYN. The current Managing Directors of the Adviser will continue to serve as the Investment Committee of the Adviser responsible for the investment management of TYN’s portfolio. Upon consummation of the Reorganization and approval of the New Investment Advisory Agreement for TYN, the New Investment Advisory Agreement will be the investment advisory agreement for the combined fund.
     The Board of Directors of TYN requests that stockholders of TYN approve the New Investment Advisory Agreement at the Meeting to be held on September 11, 2009. Stockholder approval of the New Investment Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of TYN. For this purpose, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of stock of TYN on the Record Date (as defined herein) or (ii) 67% or more of the shares of stock of TYN present at the Meeting if more than 50% of the outstanding shares of stock issued, outstanding and entitled to vote is present in person or by proxy at the Meeting.
     The Board of Directors of TYN Recommends TYN Stockholders Vote “FOR” the Approval of the New Investment Advisory Agreement.

RISK FACTORS AND SPECIAL CONSIDERATIONS
     Because each Fund, under normal market conditions, invests a substantial amount of its assets in equity securities of entities (including MLPs) in the energy sector, the risks inherent in such investments are applicable to each Fund and will continue to apply to TYN after the Reorganization. TGO may invest up to 100% of its assets in restricted securities issued by private companies while TYN may invest only 50% of its assets in such securities. As such, the risks set forth below under the headings “Private Company Investment Risk,” “Restricted Securities Risk” and “Valuation Risk”, while not unique to TGO, are particularly applicable to TGO. You should carefully consider the following risks of TYN before voting. In addition, TGO stockholders should be aware that TYN may enter into the New Investment Advisory Agreement, the terms of which are substantially identical to the Current Investment Advisory Agreement except for the effective and termination dates following the consummation of the Reorganization.
Risks Associated With an Investment in TYN
     Conflicts of Interest. Conflicts of interest may arise because the Adviser and its affiliates carry on substantial investment activities for other clients, including Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise Capital Resources Corporation (“TTO”) and a privately held fund managed by the Adviser, in which TYN has no interest and some of which, including TYG and TYY, may have similar investment strategies as TYN. The Adviser or its affiliates may have financial incentives to favor certain accounts over TYN. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, it may adversely affect the price or size of the position TYN may obtain. In addition, to the extent that the Adviser sources and structures private investments companies in the energy sector, certain employees of the Adviser may become aware of certain non-public information related to such companies in the energy sector, such as acquisitions contemplated by such companies. Possession of this information may preclude TYN from investing in or selling securities of companies in the energy sector at the most advantageous time. Restrictions under the 1940 Act may preclude TYN and its affiliates from co-investing in private placements of securities. As a result, TYN may not be able to invest as much as it otherwise would in certain investments or may not be able to liquidate a position as quickly.
     Recent Developments Risk. TYN’s capital structure and performance was adversely impacted by the weakness in the credit markets and broad stock market, and the resulting rapid and dramatic declines in the value of MLPs that occurred in late 2008, and may continue to be adversely affected if the weakness in the credit and stock markets continue. Although TYN significantly decreased its leverage in 2008, if its NAV declines or remains volatile, there is an increased risk that TYN could be required to further reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect our ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the slowdown in capital markets. The price of crude oil, natural gas and NGL has experienced a sharp decline since mid-2008. E&P and Gathering and Processing MLPs have some direct commodity price exposure due to the nature of their contracts, although they mitigate exposure through multi-year hedging strategies. A prolonged decline in crude oil, natural gas or NGL prices could impact the ability of E&P and Gathering and Processing MLPs to sustain distributions. The recovery of the MLP sector is dependent on several factors including the recovery of the financial sector and, the general economy and for E&P and Gathering and Processing MLPs in particular, the commodity markets. Measures taken by the U.S. Government to stimulate the U.S. economy may not be successful or may not have the intended effect. Additionally, if the credit market continues to weaken, TYN’s access to capital may be impacted by these market developments.
     Industry Concentration. TYN’s investments are concentrated in the equity securities of companies in the energy sector. Because TYN is specifically focused on the energy sector, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. Therefore, a downturn in the energy sector would have a larger impact on TYN than on an investment company that does not concentrate in such sector. The energy sector can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. The energy sector can also be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy sector will lag the performance of securities of companies in other sectors or the broader market as a whole.
     Leverage Risk. The issuance of any preferred stock or additional debt securities, and any additional borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect TYN’s common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause TYN to lose money. Successful use of leverage depends on the Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to the Adviser will be calculated on the basis of TYN’s Managed Assets, the fees will increase when leverage is utilized, giving the Adviser an incentive to utilize leverage.
     The issuance of senior securities by TYN involves offering expenses and other costs, including interest payments, which are borne indirectly by its common stockholders. Fluctuations in interest rates could increase interest or dividend payments on TYN’s senior securities, and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce total return to common stockholders of TYN.
     The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities), and restrictions on TYN’s portfolio composition and its use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on TYN and may affect its ability to pay distributions on common stock and preferred stock. To the extent necessary, TYN intends to redeem its senior securities to maintain the required asset coverage. Doing so may require that TYN liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing the portfolio of TYN in accordance with its investment objective and policies.
     Restricted Securities Risk. TYN may invest up to 50% of total assets in restricted securities for which no public trading market exists, all of which may be illiquid securities and all of which may be issued by privately held companies. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for TYN.
     Restricted securities are subject to statutory and contractual restrictions on their public resale, making it more difficult to value them, limiting TYN’s ability to dispose of them, and potentially lowering the amount TYN could realize upon their sale. To the extent TYN needs to sell restricted securities to pay down leverage or for any other reason, restricted securities will likely be more difficult to sell than securities traded in the open market. To enable TYN to sell in the U.S. its holdings of a restricted security not registered under the 1933 Act, TYN may have to sell these securities in transactions with a limited number of purchasers or cause those securities to be registered. Identifying individual purchasers can be time consuming and expensive. The expenses of registering restricted securities may be determined by TYN with the issuer at the time TYN buys the securities. When TYN must arrange registration because TYN wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that TYN could sell it. TYN would bear the risks of any downward price fluctuation during that period. TYN does not have a separate limitation on investing in illiquid securities.
     Tax Risk. Because TYN is treated as a corporation for federal income tax purposes, its financial statements reflect deferred tax assets or liabilities according to GAAP. Deferred tax assets may constitute a relatively high percentage of NAV. Realization of deferred tax assets including net operating loss and capital loss carryforwards, are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards. Unexpected significant decreases in MLP cash distributions or significant declines in the fair value of its MLP investments, among other factors, may change our assessment regarding the recoverability of deferred tax assets and could result in a recording of a larger valuation allowance. If a larger valuation allowance is required to reduce the deferred tax asset in the future, it could have a material impact on TYN’s NAV and results of operations in the period it is recorded. Conversely, in periods of generally increasing MLP prices, TYN will accrue a deferred tax liability to the extent the fair value of our assets exceeds our tax basis. TYN may incur significant tax liability during periods in which gains on MLP investments are realized.
     Equity Securities Risk. Equity securities of companies in the energy sector can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards companies in the energy sector or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of companies in the energy sector, generally measured in terms of distributable cash flow). Prices of equity securities of companies in the energy sector and other equity securities also can be affected by fundamentals unique to the energy sector, including earnings power and coverage ratios.

     Upstream and midstream company equity prices are primarily influenced by distribution growth rates and prospects for distribution growth. Any of the foregoing risks could substantially impact the ability of such an entity to grow its distributions.
     Extreme weather patterns, such as hurricane Ivan in 2004 and hurricanes Katrina and Rita in 2005, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and power and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of companies in the energy industry.
     A rising interest rate environment could adversely impact the performance of companies in the energy sector. Rising interest rates could limit the capital appreciation of equity units of such entities as a result of the increased availability of alternative investments at competitive yields with such entities. Rising interest rates also may increase the cost of capital. A higher cost of capital could limit growth from acquisition or expansion projects, limit the ability of such entities to create distribution growth rates, and adversely affect the prices of their securities.
     Interest Rate Risk. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. TYN’s investment in such securities means that the NAV and market price of its common stock will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing TYN to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
     Below Investment Grade Securities Risk. Investing in lower grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.
     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments.
     Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or TYN may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely TYN’s ability to make required dividend or interest payments on its outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating TYN’s NAV.
     Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which TYN may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on TYN’s NAV and the market value of its common stock. In addition, TYN may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, TYN may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, TYN would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     Small and Mid-Cap Stock Risk. TYN generally invests in companies with small (less than $2 billion) or medium (between $2 billion and $5 billion) market capitalizations. Stocks of smaller and medium-sized companies can be more volatile than, and perform differently from, stocks of larger companies. There may be less trading in a smaller or medium-sized company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than would be the case with larger company’s stock. Smaller and medium-sized companies may have fewer business lines; therefore, changes in any one line of business may have a greater impact on a smaller and medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of stock of a small and medium-sized company may affect its market price. TYN may need a considerable amount of time to purchase or sell its positions in these securities. In addition, stocks of smaller or medium-sized companies may not be well known to the investing public.
     Terrorism Risk. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets. Such events may also adversely affect our business and financial condition.
     Private Company Investment Risk. Little public information exists about private companies, and TYN will be required to rely on the ability of the Adviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. For example, privately held companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with GAAP, and are not required to maintain effective internal controls over financial reporting. If the Adviser is unable to obtain all material information about these companies, including the relevant operational, regulatory, environmental, litigation and managerial risks, the Adviser may not make a fully-informed investment decision, and TYN may lose some or all of the money invested in these companies. When TYN makes minority equity investments, it will be subject to the risk that a portfolio company may make business decisions with which it may disagree and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve its interests. As a result, a company in which TYN invests may make decisions that could decrease the value of its investment in the securities of that company and, consequently the value of its common shares. In addition, the Adviser may inaccurately value the prospects of an investment, causing TYN to overpay for such investment and fail to obtain an expected return.
     Valuation Risk. Quoted prices in active markets generally will not be available for MLP restricted or convertible units, or securities of private companies. The fair value of such investments will be determined pursuant to methodologies established by TYN’s Board of Directors. Accordingly, the fair value for restricted or convertible units acquired through direct placement transactions will be based on methodologies established by TYN’s Board of Directors; however, TYN expects that such values will be based on a discount from quoted prices in active markets for the securities’ respective common share counterparts. Restrictions on resale or the absence of a readily available market may adversely affect TYN’s ability to determine its NAV. The sale price of securities that do not have a readily available market may be lower or higher than the most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there are quoted prices in active markets. The illiquidity of these investments may make it difficult for TYN to sell such investments at advantageous times and prices or in a timely manner. In addition, if TYN is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it previously recorded its investments. This may adversely affect TYN’s ability to make required interest payments on debt securities and distributions on preferred stock, to redeem such securities, or to meet asset coverage requirements.
     Canadian Royalty and Income Trust Risk. Canadian royalty and income trusts are exposed to many of the same risks as other energy companies, such as commodity pricing risk, supply and demand risk, depletion risk, price volatility and production risk, pipeline company risk and gathering and processing risk. Investing in Canadian securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social developments; different legal systems, the possible imposition of exchange controls or other foreign governmental laws or restrictions, lower trading volume; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because TYN may invest in securities denominated or quoted in the Canadian dollar, changes in the Canadian dollar/U.S. dollar exchange rate may affect the value of securities held by the Company and the unrealized appreciation or deprecation of those securities. Beginning in 2011, Canadian royalty and income trusts will be subject to an entity level tax, as a result of Canadian legislation passed in 2006. Previously, Canadian royalty and income trusts were not subject to tax at the entity level. The impact on distributions paid by the trusts, as a result of the entity level tax, is not fully known.

     Non-Diversification. TYN is a non-diversified, closed-end management investment company under the 1940 Act but is not treated as a regulated investment company under the Code. Accordingly, there are no regulatory limits under the 1940 Act or the Code on the number or size of securities that it holds and it may invest more assets in fewer issuers as compared to a diversified fund. To the extent TYN invests a relatively high percentage of its assets in the obligations of a limited number of issuers, TYN may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. TYN has registered as a “non-diversified” investment company under the 1940 Act.
     Anti-Takeover Provisions. TYN’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of TYN or convert TYN to open-end status. These provisions could deprive the holders of TYN’s common shares of opportunities to sell their common shares at a premium over the then current market price or at NAV.
Risks Associated with Investing in Companies in the Energy Sector
Risks inherent in companies operating in the E&P segment of the energy sector include the following:
     Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, may adversely impact the financial performance of companies in the energy sector. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or related commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of companies in the energy sector. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather.
     Depletion Risk. A portion of any one upstream company’s assets may be dedicated to crude oil, natural gas reserves, or other commodities that naturally deplete over time, which could have a materially adverse impact on the company’s ability to make distributions. To maintain or grow their revenues, upstream companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Often upstream companies depend upon exploration and development activities by third parties to replenish reserves, but if the upstream companies in which we invest are unable to develop, find, or acquire additional reserves to replace depleted reserves of natural resources, that would adversely affect their business. A significant slowdown in the identification or availability of reasonably priced and accessible proved natural resources reserves for these companies could reduce the growth rate of the cash flows that we receive from them.
     Regulatory Risk. Companies in the energy sector are subject to significant federal, state provincial and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of companies in the energy sector.
     Commodity Pricing Risk. The operations and financial performance of companies in the energy sector may be directly affected by energy commodity prices, especially those companies in the energy sector owning the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, that may lead to a reduction in production or supply, may also negatively impact the performance of companies in the energy sector which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in the energy sector to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.
     Reserve Risk. Estimates of crude oil, natural gas and NGLs reserve data by companies in the energy sector are projections based on engineering data, projected future rates of production and the timing of future expenditures. Estimates of proved crude oil, natural gas and NGLs reserves and projected future net revenue from reserves are generally based on internal reserve reports and on the reports of independent consulting petroleum engineers. The process of estimating crude oil, natural gas and NGLs reserves requires substantial judgment, resulting in imprecise determinations, particularly for new discoveries. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Estimated reserves are based on many assumptions that may turn out to be inaccurate. Any material inaccuracies in these reserve estimates or underlying assumptions will materially affect the quantities and present value of reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, engineering, geological interpretation and judgment and the assumptions used regarding quantities of recoverable natural gas and oil reserves and prices for crude oil and natural gas. Natural gas and crude oil prices have fluctuated widely in recent years. Volatility is expected to continue and price fluctuations directly affect estimated quantities of proved reserves and future net revenues. Actual prices, production, development expenditures, operating expenses and quantities of recoverable oil and natural gas reserves will vary from those assumed in these reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserve estimates and future net cash flow being materially different from the estimates in these reserve reports. In addition, results of drilling, testing and production and changes in crude oil natural gas prices after the date of these reserve estimates may result in downward revisions to the reserve estimates. Some reserve estimates are made without the benefit of a lengthy production history, which are less reliable than estimates based on a lengthy production history. Future performance that deviates significantly from the reserve reports could have a material adverse effect on a given energy company’s financial position and results of operations.
     Operating Risk. Companies in the energy sector engaged in the exploration, development and production of oil and natural gas face operating risks, including the risk of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental hazards. Environmental hazards include oil spills, gas leaks, pipeline ruptures or discharges of toxic gases. If any of these operating risks occur, it could cause substantial losses to the given energy company. Substantial losses may be caused by injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, clean-up responsibilities, regulatory investigation and penalties and suspension of operations. In accordance with industry practice, companies in the energy sector generally maintain insurance against some, but not all, of the risks described above and this insurance may not be adequate to cover losses or liabilities.
     Other. Upstream coal production companies are subject to demand variability based on favorable weather conditions, the strength of the domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They also are subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards. Demand and prices for coal may also be impacted by current and proposed laws, regulations and/or trends at the federal, state or local levels, that impose limitations on chemical emissions from coal-fired power plants and other coal end-users. Any such limitations may reduce the demand for coal produced, transported or delivered by coal companies.
Companies operating in the midstream segment of the energy sector also are subject to additional risks specific to the industry in which they operate, including the following:
     Price Volatility and Production Risk. The volatility of energy commodity prices can indirectly affect certain entities that operate in the midstream segment of the energy sector due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Most such entities are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While most of the midstream companies in which we will invest will not own the underlying energy commodity, our Adviser will seek to invest in companies that are able to mitigate or manage direct exposure to commodity price levels. Nonetheless, the price of every midstream company security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices.
     The profitability of entities that operate in the midstream segment of the energy sector, particularly processing and pipeline entities, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to a decline in production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of such entities.
     Pipeline Company Risk. Midstream pipeline companies are subject to many risks, including varying demand for crude oil, natural gas, natural gas liquids or refined products in the markets served by the pipeline; changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Midstream pipeline companies are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by FERC with respect to the tariff rates of a pipeline could have a material adverse effect on the business, financial condition, results of operations and cash flows of that midstream pipeline company and its ability to make cash distributions to its equity owners. In addition, there is uncertainty regarding the outcome of legal proceedings relating to FERC’s tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn adversely affect the results of operations and cash flows of those companies.
     Gathering and Processing Company Risk. Midstream processing companies are subject to many risks, including declines in production of crude oil and natural gas fields, which utilize their gathering and processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity, and declines in the prices of natural gas liquids and refined petroleum products, resulting in lower processing margins.
     Propane Company Risk. Midstream propane companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Midstream propane companies’ unit prices are based on safety in distribution coverage ratios, the interest rate environment and, to a lesser extent, distribution growth. In addition, propane companies are facing increased competition due to the growing availability of natural gas, fuel oil and alternative energy sources for residential heating.
     Shipping Company Risk. Midstream shipping companies are subject to many risks, including reductions in the demand for, and the level of consumption of, refined petroleum products, crude oil, natural gas, natural gas liquids and petroleum products in the supply areas and markets served by the marine shipping companies, which in turn could affect the demand for tank vessel capacity and charter rates. These companies’ vessels and their cargoes are also subject to the risks of being damaged or lost due to marine disasters, bad weather, mechanical failures, grounding, fire, explosions, collisions, human error, piracy, and war and terrorism. Some vessels may also require replacement or significant capital improvements earlier than otherwise required due to changing regulatory standards. Shipping companies or their ships may be chartered in any country, and our investments in such issuers may be subject to risks similar to risks related to investments in non-U.S. securities.
     Coal Company Risk. Midstream coal companies are subject to many risks, including declines in the demand for and prices of coal. Demand variability can be based on weather conditions, the strength of the domestic economy, the level of coal stockpiles and the prices of competing sources of fuel for electric generation. They are also subject to supply variability based on geological conditions that reduce the productivity of mining operations, the availability of regulatory permits for mining activities and the availability of coal that meets the standards of the Clean Air Act. Prices for coal may also be affected by current and proposed regulatory limitations on emissions from coal-fired power plants and the facilities of other coal end-users. Such limitations may reduce demand for the coal produced and transported by coal companies. Certain coal companies could face declining revenues if they are unable to acquire additional coal reserves or other mineral reserves that are economically recoverable.
Risks associated with Investing in MLPs
TYN invests in equity securities of MLPs. An investment in MLP units involves some risks which differ from an investment in the common stock of a corporation including:
     Cash Flow Risk of MLPs. The amount of cash that TYN will have available to pay or distribute to holders of its securities depends on the ability of the MLPs whose securities its holds to make distributions to their partners and the tax character of those distributions. TYN will have no control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
     Tax Risk of MLPs. TYN’s ability to meet its investment objective will depend on the level of taxable income, dividends and distributions it receives from the MLPs and other securities of energy companies in which it invests, a factor over which it has no control. The benefit TYN derives from its investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions TYN receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect TYN’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to holders of its securities.
     Deferred Tax Risks of MLPs. As a limited partner in the MLPs in which it invests, TYN will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. TYN will incur a current tax liability on that portion of an MLP’s income and gains that is not offset by tax deductions and losses. The percentage of an MLP’s income and gains which is offset by tax deductions and losses will fluctuate over time for various reasons. A significant slowdown in acquisition activity by MLPs held in the portfolio of TYN could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current income tax liability to TYN.
TYN will accrue deferred income taxes for any future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of its investments. Upon the sale of an MLP security, TYN may be liable for previously deferred taxes. TYN will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining NAV. From time to time, TYN will modify its estimates or assumptions regarding deferred tax liability as new information becomes available.
     Governance Risks of MLPs. Holders of MLP units are subject to certain risks inherent in the ownership structure of all MLPs, including: (i) the limited ability that unitholders have to elect or remove management of the MLP; (ii) investors in MLPs have very limited voting rights, except for the right to vote on extraordinary transactions; and (iii) conflicts of interest of the general partner, including those arising from incentive distribution payments and other increases in general partner compensation resulting from growth in the distributions made by MLPs.
     Affiliated Party Risk of MLPs. Certain MLPs are dependent on their parents or sponsors for a majority of their revenues. Any failure by an MLP’s parent or sponsor to satisfy its payments or obligations would impact the MLP’s revenues and cash flows and ability to make distributions. Moreover, the terms of an MLP’s transactions with its parent or sponsor are typically not arrived at on an arm’s-length basis, and may not be as favorable to the MLP as a transaction with a non-affiliate.
     Subordination Risks of MLPs. MLP subordinated units are not typically listed on a national securities exchange or publicly traded. Holders of MLP subordinated units are entitled to receive a distribution only after the minimum quarterly distribution has been paid to holders of common units but prior to payment of incentive distributions to the general partner or managing member. MLP subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.
     Risks of Operator Interests of MLPs. General partner and managing member interests are generally not publicly traded, although they may be owned by publicly traded entities such as general partner MLPs. A holder of general partner or managing member interests can be liable in certain circumstances for amounts greater than the amount of the holder’s investment. In addition, while a general partner or managing member’s incentive distribution rights can mean that general partners and managing members have higher distribution growth prospects than their underlying MLPs, these incentive distribution payments would decline at a greater rate than the decline rate in quarterly distributions to common or subordinated unitholders in the event of a reduction in the MLP’s quarterly distribution. A general partner or managing member interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner or managing member, typically by a supermajority vote of the limited partners or members.
     Capital Market Risk of MLPs. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.
     Liquidity Risk of MLPs. Although common units of MLPs trade on the NYSE, NYSE Alternext U.S., and the NASDAQ Stock Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for TYN to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when TYN believes it is desirable to do so. Investment of capital in securities that are less actively traded or over time experience decreased trading volume may restrict TYN’s ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely TYN’s ability to make required interest payments on debt securities and dividend distributions on preferred stock, to redeem such securities, or to meet asset coverage requirements.
Risks Associated with an Investment in a Closed-End Fund
     Market Discount Risk. As with any shares, the price of TYN’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Common shares of closed-end management investment companies frequently trade at a discount from their NAV. Common shares of closed-end investment companies like TYN that invest primarily in equity securities have during some periods traded at prices higher than their NAV and during other periods traded at prices lower than their NAV. TYN has historically primarily traded at a discount to NAV. TYN cannot assure you that its common shares will trade at a price higher than or equal to NAV. In addition to NAV, the market price of TYN’s common shares may be affected by such factors as distribution levels, which are in turn affected by expenses, distribution stability, liquidity, the market for equity securities of MLPs, and market supply and demand TYN’s shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the Reorganization.
     Investment Risk. An investment in TYN’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in common shares represents an indirect investment in the securities owned by TYN. The value of these securities, like other market investments, may move up or down. The TYN common shares at any point in time may be worth less than their value at closing of the Reorganization. In addition, if stockholders sell a substantial number of TYN common shares in the public market following the Reorganization, the market price of TYN’s common shares could decrease.

PROPOSAL 1: REORGANIZATION
     The Reorganization seeks to combine two similar, but not identical, Funds to achieve certain economies of scale and other operational efficiencies. Each Fund is (i) registered as a non-diversified, closed-end management investment company under the 1940 Act, (ii) has an investment objective of providing its stockholders a high level of total return with an emphasis on current income or distributions, (iii) seeks to achieve that objective by investing primarily in energy investments, including those organized as MLPs, and (iv) is managed by the Adviser.
     In the Reorganization, TYN will acquire substantially all of the assets and assume substantially all of the liabilities of TGO in exchange for an equal aggregate value of TYN Common Shares. TGO will distribute TYN Common Shares to common stockholders of TGO and will then terminate its registration under the 1940 Act and dissolve under Maryland law. The aggregate NAV (not market value) of TYN Common Shares received by TGO investors in the Reorganization will equal the aggregate NAV of TGO common stock held the business day prior to the Reorganization, less the costs of the Reorganization (though common stockholders will receive cash for fractional shares of common stock). TYN will continue to operate as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.
     The Boards of Directors of each Fund, based upon their evaluation of all relevant information, believe that the Reorganization is in the best interests of each Fund and its stockholders. In particular, the Boards of Directors believe, based on data presented by the Adviser, that the combined fund will offer economies of scale that should result in lower per share expenses. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g. administrative, fund accounting and custodial services). Many of the fixed expenses are duplicative, and there will also be an opportunity to reduce variable expenses over time in a combined fund by taking advantage of lower fees associated with higher asset levels through greater combined economies of scale. The Reorganization will also permit each Fund to pursue its same investment objective as a larger fund that will continue to focus on the energy sector. It is also anticipated that the combined fund may offer the opportunity for enhanced long-term market liquidity and that the larger asset base of the combined fund may provide it greater financial flexibility through a stronger balance sheet and additional cushion to continue satisfying asset coverage ratio requirements. The Reorganization also provides TGO stockholders with (i) an alternative to liquidation potential for NAV recovery and appreciation, (ii) the potential for utilization of TGO’s deferred tax asset, and (iii) a publicly traded security of a larger fund. Additionally, the combined fund will have a lower net management fee than currently in place for TGO. Additionally, upon consummation of the Reorganization, the Adviser has agreed to: (i) a fee waiver of 0.10% of average monthly Managed Assets effective January 1, 2010 through December 31, 2010, resulting in a net management fee of 0.90% for calendar year 2010; and (ii) a waiver of 0.05% of average monthly Managed Assets effective January 1, 2011 through December 31, 2011, resulting in a net management fee of 0.95% for calendar year 2011.
INVESTMENT OBJECTIVES AND POLICIES OF TYN
Investment Objective
     TYN’s investment objective is to seek a high level of total return with an emphasis on distribution income paid to stockholders. TYN cannot guarantee that it will achieve its investment objective. The investment objective and investment policies of TYN are similar, but not identical, to those of TGO. For a comparison of the Funds, see “—Comparison of the Funds.”
Energy Sector Focus
     TYN invests primarily in companies in the energy sector with their primary operations in North America. The energy sector can be broadly categorized as follows:
•	Upstream:	the production of energy resources, including crude oil, natural gas and coal from proved reserves by companies with mature, developed and long-lived assets.

•	Midstream:	the gathering, processing, storing and transmission of energy resources and their by-products in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure.

•	Downstream:	the refining, marketing and distribution of refined energy sources, such as customer-ready natural gas, propane and gasoline, to the end-user customers, and the generation, transmission and distribution of power and electricity.

Companies in the energy sector include companies that derive more than 50% of their revenues from transporting, processing, storing, distributing or marketing natural gas, NGLs, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities.
Investment Strategy
     Under normal circumstances, TYN invests at least 80% of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America. The equity securities of the energy companies purchased by TYN consist primarily of interests in MLPs, but may also include Canadian royalty and income trusts, common stock, preferred stock, convertible securities, warrants, and depository receipts issued by energy companies that are not MLPs. TYN may also invest up to 50% of its total assets in restricted securities for which no public trading market exists and may also invest in debt securities.
Investment Philosophy
     In selecting investments, the Adviser looks primarily for equity securities of companies that appear to have potential for above average performance. The Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run.
     The Adviser’s investment selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Adviser uses research provided by broker-dealers and investment firms, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by the Adviser’s in-house investment analysts. To determine whether a company meets its criteria, the Adviser generally will look for a strong record of distribution growth, a solid ratio of debt to equity, a consistent ratio of distributable cash flow to actual cash distributions to unit holders, a proven track record of operating performance and an effective incentive structure and experienced management team.
Investment Policies
     TYN seeks to achieve its investment objective by investing primarily in securities of companies in the energy sector, including MLPs, that the Adviser believes offer attractive distribution rates and capital appreciation potential.
     Fundamental Investment Policies
     The following are TYN’s fundamental investment limitations set forth in their entirety. It may not:
•	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	concentrate (invest 25% or more of total assets) of its investments in any particular industry, except that it will concentrate its assets in the group of industries constituting the North American energy sector;

•	underwrite securities issued by others, except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities held in its portfolio;

•	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that TYN may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

•	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that it may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.
Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of the outstanding voting securities of TYN (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

     Nonfundamental Investment Policies
     TYN has adopted the following nonfundamental policies. It may not:
•	under normal conditions, invest less than 80% of its total assets in equity securities of companies in the energy sector with their primary operations in North America;
•	under normal conditions, invest more than 50% of its total assets in restricted securities; and
•	enter into short sales.
     As used in the bullets above, the term “total assets” includes assets to be obtained through leverage for the purpose of each nonfundamental investment policy. The equity securities of energy companies in TYN’s investment portfolio consist primarily of interests in MLPs, but may also include Canadian royalty and income trusts, common stock, preferred stock, convertible securities, warrants, and depository receipts issued by energy companies that are not MLPs. TYN may also invest in debt securities.
     TYN’s Board of Directors may change TYN’s nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing not less than 80% of its total assets in equity securities of companies in the energy sector with their primary operations in North America requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, these investment restrictions apply at the time of purchase and TYN will not be required to reduce a position due solely to market value fluctuations.
Energy Company Issuers
     Under normal conditions, TYN invests at least 80% of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector, which may include:
U.S. Master Limited Partnerships
     MLPs are limited partnerships whose partnership units are listed and traded on a U.S. securities exchange and generally are treated as partnerships for U.S. federal income tax purposes. To qualify as a partnership for U.S. federal income tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include natural resource-based activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner is typically owned by a major energy company, an investment fund, individuals who are involved in the direct management of the MLP, or a combination of these entities or individuals. The general partner may be structured as a private or publicly traded corporation, LLC or other form of entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership through ownership of common units, and generally have only limited rights.
     MLPs are generally organized by the owners of an existing business that determine that the MLP structure is a more tax-efficient structure in which to conduct the operations of the business due to the ability of the MLP to avoid the payment of federal income tax at the entity level. As these owners may retain other businesses that are transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by the sponsors of the MLP, particularly with respect to business opportunities that may be desirable for both the MLP and the other retained businesses of the sponsor to pursue, as well as various actions that may affect the levels of cash distributions to be made to the holders of MLP units and the general partner regarding its incentive distribution rights discussed below. As the sponsor of the MLP typically also owns the majority of the equity interests of the general partner of the MLP as well as its retained businesses, the sponsor typically controls both the MLP and its retained businesses. In order to resolve conflicts of interest that may arise between the general partner and its equity owners, on the one hand, and the MLP on the other hand, the partnership agreements of MLPs typically have provisions that specify the manner in which these conflicts of interest are resolved.
     MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to a minimum quarterly distribution, or MQD. When an MLP reaches that minimum distribution level, the general partner typically receives progressively higher percentages of each distribution. For example, to the extent the MQD is not paid, common and general partner interests accrue distribution arrearages. Once common and general partner interests have been paid, subordinated units receive distributions up to the MQD, but subordinated units do not accrue arrearages. Distributable cash above the MQD generally is distributed to both common and subordinated units on a pro rata basis. The general partner is also eligible to receive incentive distributions if it operates the business in a manner which results in distributions paid per common unit above specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier allowing it to receive 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
     MLPs in which TYN invests can generally be classified in the following categories:
     Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (“NGLs”) (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs typically do not have direct commodity price exposure because they do not own the product being shipped.
     Gathering & Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of NGLs. Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be sold to utilities and other end users. Revenue for the processor is occasionally fee-based, although it is often tied to the prices of the natural gas and NGL commodities. Gathering and processing MLPs attempt to minimize cash flow volatility by hedging volumes and cash flows exposed to commodity prices.
     Oil and Gas Exploitation & Production MLPs (“E&P”) produce energy resources, including crude oil and natural gas, from mature, long-life basins throughout the United States. Revenue is generated by the sale of crude oil or natural gas, resulting in direct commodity price exposure. E&P MLPs reduce cash flow volatility associated with commodity prices by executing multi-year hedging strategies that fix the price of oil and gas produced.
     Shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.
     Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season. Accordingly, volumes are weather dependant, but have utility type functions similar to electricity and natural gas.
     Non-MLP Energy Sector Companies
     While TYN invests primarily in companies in the energy sector organized as MLPs, it also invests in other companies in the energy sector that are not MLPs. These companies are engaged in the business of transporting, processing, storing, distributing or marketing natural gas, NGLs, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities, or derive 50% or more of their revenue from providing energy-related services to such companies.
     Canadian Royalty and Income Trusts
     A Canadian royalty trust is a royalty trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These funds generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity, or, where the trust is able, additional debt.

     A Canadian income trust is an income trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the ownership and operations of pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these trusts varies with the market demand for transportation of production or their distribution systems. While they are generally not as commodity price sensitive as oil and natural gas royalty trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.
Investment Securities
The types of securities in which TYN invests or may invest include, but are not limited to, the following:
     Equity Securities of MLPs. Consistent with its investment objective, TYN may invest in equity securities issued by MLPs in the energy sector, including common units, convertible subordinated units, and equity securities issued by affiliates of MLPs, I-Shares and LLC common units.
     The table below summarizes the features of these securities, and a further discussion of these securities follows:

	Common Units	Convertible Subordinated Units
	(for MLPs taxed as partnerships) (1)	(for MLPs taxed as partnerships)	I-Shares
Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights

Dividend Priority	First right to MQD specified in Partnership Agreement; arrearage rights	Second right to MQD; no arrearage rights; may be paid in additional units	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares

Dividend Rate	Minimum set in Partnership Agreement; participate pro rata with subordinated after both MQDs are met	Equal in amount to common units; participate pro rata with common units above the MQD	Equal in amount to common units

Trading	Listed on NYSE, NYSE Alternext U.S. and NASDAQ Stock Market	Not publicly traded	Listed on NYSE

Federal Income Tax
Treatment	Generally, ordinary income to the extent of taxable income allocated to holder; distributions are tax-free return of capital to extent of holder’s basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced

Type of Investor	Retail; creates unrelated business taxable income for tax-exempt investor; investment by regulated investment companies limited to 25% of total assets	Same as common units	Retail and institutional; does not create unrelated business taxable income; qualifying income for regulated investment companies

Liquidity Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)

Conversion Rights	None	Typically one-to-one ratio into common units	None

(1)	Some energy infrastructure companies in which TYN may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Common units of LLCs have similar characteristics of those of MLP common units, except that LLC common units typically have voting rights with respect to the LLC and LLC common units held by management are not entitled to increased percentages of cash distributions as increased levels of cash distributions are received by the LLC. The characteristics of LLCs and their common units are more fully discussed below.

     MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Also, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which TYN has exposure.
     Limited Liability Company Units. Some energy infrastructure companies in which TYN may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, TYN may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. LLC common unit holders generally have first rights to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.
     In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.
     MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unit holders in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.
     MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to an affiliate of an MLP, typically a limited liability company, that owns an interest in and manages the MLP. The I-Shares issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Shares is taxed as a corporation, TYN, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.
     Equity Securities of MLP Affiliates. In addition to equity securities of MLPs, TYN may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which TYN may purchase general partner interests. An entity holding general partner interests, but not its investors, can be liable under certain circumstances for amounts greater than the amount of the entity’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are generally not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights

(“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.
     Other Non-MLP Equity Securities. In addition to equity securities of MLPs, TYN may also invest in common and preferred stock, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock that TYN holds. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which TYN has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
     Canadian Royalty and Income Trust Securities. The Canadian royalty and income trust securities in which TYN may invest consist primarily of trust units that represent an equity ownership interest in a trust created under the laws of a Canadian province. The trust units generally entitle the holder to receive monthly or quarterly cash distributions from the trust, as well as the potential to share in the trust’s success through capital appreciation. In the event of a liquidation of the trust that issued the trust units, the holders of the trust units generally would be entitled to their pro rata share of any liquidation proceeds, net of any applicable withholding tax in the case of non-residents of Canada, remaining after payment of all outstanding debts and other liabilities. Canadian royalty and income trust units generally trade on a Canadian stock exchange, such as the Toronto Stock Exchange, and also may trade on one of the United States stock exchanges. Holders of trust units generally have the right to vote upon the election of managers or directors of the trusts.
     Debt Securities. TYN invests in debt securities of energy companies, including securities rated below investment grade. These debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment-in-kind features.
     Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser’s research and credit analysis is an especially important part of managing securities of this type. The Adviser attempts to identify those issuers of below investment grade securities whose financial condition the Adviser believes is adequate to meet future obligations or has improved or is expected to improve in the future. The Adviser’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.
     Restricted Securities. TYN may invest up to 50% of its total assets in restricted securities for which no public trading market exists, all of which may be illiquid securities and all of which may be issued by privately held companies. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets also may preclude a public offering of securities. MLP convertible subordinated units typically are purchased in private placements and do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. MLP convertible subordinated units typically are purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.
     Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for TYN. However, TYN could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units generally also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.
     Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, TYN may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be of similar quality (collectively, “short-term securities”), or in cash or cash equivalents. TYN also may invest in short-term securities or cash on a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain hedging techniques, to hold a reserve pending payment of dividends, and to ameliorate costs associated with the payments of expenses and settlement of trades. The yield on short-term securities or cash may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent TYN invests in short-term securities or cash, such investments are inconsistent with and may result in the Company not achieving its investment objective. Although the Adviser expects to use these practices to reduce certain of TYN’s identified risks, no assurance can be given that these transactions will achieve this result.
     A more detailed description of the TYN’s investment policies and restrictions and more detailed information about TYN’s portfolio investments are contained in the Reorganization Statement of Additional Information.

COMPARISON OF THE FUNDS

	TYN	TGO

Organization	Each Fund is a Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act.

Fiscal Year End Date	November 30 for each Fund

Investment Adviser	Tortoise Capital Advisors, L.L.C is the investment adviser for each Fund.

Investment Advisory Fee
Structure	TYN pays the Adviser a fee equal on an annual basis to 1.0% of TYN’s average monthly managed assets. Under a fee waiver agreement, however, the Adviser has contractually agreed to waive a portion of its investment advisory fee in an amount equal on an annual basis to 0.1% of TYN’s average monthly managed assets until December 31, 2009.	TGO pays the Adviser a fee consisting of two components: a “non-exchange tradable fee” of 2% and an “other investments fee” of 1%. Depending on the types of investments it makes, the Adviser earns an annual fee ranging from 1% to 2% of TGO’s managed assets. However, the total fee actually paid is limited to 1% annually for the first eight calendar quarters from TGO’s commencement of operations (July 19, 2007) and 1.5% annually thereafter. Any fee earned but not paid in a particular quarter is accrued and deferred for payment in later quarters.

Net Assets as of June 30, 2009	$75.7 million	$28.2 million (estimated)

Listing of Common Shares	NYSE under the symbol “TYN”	Not listed on a securities exchange

Investment Objective	A high level of total return with an emphasis on distribution income paid to stockholders.	A high level of total return through capital appreciation and current income.

Fundamental Investment Policies	Each of the Funds has substantially identical fundamental investment policies, with the only difference being that TGO concentrates (invests at least 25% or more of total assets) in the group of industries constituting the energy sector whereas TYN concentrates (invests at least 25% or more of total assets) in the group of industries constituting the North American energy sector. For a complete listing of these fundamental investment policies see “See “Proposal 1: Reorganization—Investment Objective and Policies of the TYN.”

Nonfundamental Investment
Policies	TYN may not (i) under normal conditions invest less than 80% of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America; (ii) under normal conditions, invest more than 50% of its total assets in restricted securities; and (iii) enter into short sales.	TGO (i) under normal circumstances, invests at least 80% of its total assets (including assets obtained through leverage) in the equity securities of companies that derive a majority of their revenues from gas or oil operations in the upstream and midstream segments of the energy sector; (ii) may invest up to 100% of its total assets in the equity securities of companies that derive a majority of their revenues from operations in the upstream segment of the energy sector; (iii) may invest up to 100% of its total assets in restricted securities purchased directly from issuers in the energy sector, all of which may be illiquid securities and all of which may be issued by privately held companies; (iv) may invest up to 100% of its total assets in the equity securities of MLPs (all of which are public companies), including MLPs in the upstream and midstream segments of the energy sector; (v) may invest up to 80% of its total assets in the equity securities of MLPs that derive a majority of their revenues from operations in the midstream segment of the energy sector; (vi) may invest up to 20% of its total assets in the equity securities of other companies that exploit and produce natural resources other than energy resources; and (vii) will not engage in short sales.

Tax Treatment	Each fund is taxed as a regular corporation.

Leverage	Each Fund may borrow money, issue preferred stock or issue other senior securities to the extent permitted by the 1940 Act.

	TYN has no preferred stock and $15 million of senior notes outstanding, consisting of one series, and has entered into a $10 million credit facility with U.S. Bank, NA. As of June 30, 2009, TYN did not have an outstanding balance under the credit facility. TYN’s credit facility expires on June 20, 2010. TYN has no auction rate securities outstanding.	TGO has no preferred stock or senior notes outstanding. TGO has entered into a $10 million credit facility with U.S. Bank, NA. which expires on October 31, 2009. As of June 30, 2009, TGO had an outstanding balance under the credit facility of approximately $5.7 million. TGO has no auction rate securities outstanding.

MANAGEMENT OF THE FUNDS
Directors and Officers
     Each Fund’s business and affairs are managed under the direction of its Board of Directors. Accordingly, each Fund’s Board of Directors provides broad supervision over its affairs, including supervision of the duties performed by the Adviser. Each Fund’s officers are responsible for its day-to-day operations. The names, ages and addresses of each of the Fund’s directors and officers, together with their principal occupations and other affiliations during the past five years, are set forth in the Reorganization Statement of Additional Information. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Each Fund’s Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.
Investment Adviser
     Pursuant to investment advisory agreements, the Adviser provides each Fund with investment research and advice and furnishes it with an investment program consistent with its investment objective and policies, subject to the supervision of its Board of Directors. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to each Fund’s securities transactions and reports to its Board of Directors on its investments and performance.
     The Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The Adviser specializes in managing portfolios of investments in MLPs and other energy companies. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. The Adviser’s Investment Committee is comprised of five seasoned portfolio managers.
     FCM Tortoise, L.L.C. (“FCM”) and Kansas City Equity Partners LC (“KCEP”) control the Adviser through their equity ownership and management rights in the Adviser. FCM and KCEP have no operations and serve as holding companies. FCM’s ownership interest was formerly held by Fountain Capital Management, L.L.C. (“Fountain Capital”). The Adviser has 33 full-time employees, including the five members of the Investment Committee of the Adviser. The Adviser has entered into an agreement that would result in a change in ownership of the Adviser. See “Proposal 3: New TYN Investment Advisory Agreement” for additional information.
     The investment management of each Fund’s portfolio is the responsibility of the Adviser’s Investment Committee. The Investment Committee’s members are H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, all of whom share responsibility for such investment management. It is the policy of the Investment Committee that any one member can require the Adviser to sell a security and any one member can veto the committee’s decision to invest in a security. Each committee member has been a portfolio manager since February 2004.
     H. Kevin Birzer. Mr. Birzer, Senior Managing Director of the Adviser, is a co-founder and has been a Managing Director of the Adviser since 2002. Mr. Birzer has also served as a Director of TYN, TGO, TYG, TYY, TTO, and another private investment company managed by the Adviser since the inception of each fund. Mr. Birzer has 28 years of investment experience and began his career in 1981 at KPMG Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. In 1990, Mr. Birzer co-founded Fountain Capital Management, a high yield bond management firm, where he remains a part owner. Mr. Birzer graduated with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.
     Zachary A. Hamel. Mr. Hamel is a co-Founder and has been a Managing Director of the Adviser since 2002 and also is a Partner with Fountain Capital. Mr. Hamel has also served as Senior Vice President of TYY and TTO since 2005 and of TYN, TGO, TYG and another private investment company managed by the Adviser since 2007; and Secretary of TYN, TYG, TYY and TTO from inception through April 2007. Mr. Hamel joined Fountain Capital in 1997. He covered the energy, chemicals and utilities sectors. Prior to joining Fountain Capital, Mr. Hamel worked for the Federal Deposit Insurance Corporation (“FDIC”) for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

     Kenneth P. Malvey. Mr. Malvey is a co-Founder and has been a Managing Director of the Adviser since 2002 and also is a Partner with Fountain Capital. Mr. Malvey has also served as Treasurer of TYN, TYG and TYY since November 2005, of TTO since September 2005, and of TGO and another private investment company since 2007; as Senior Vice President of TYY and TTO since 2005, and of TYN, TGO, TYG and the other private investment company since 2007; as Assistant Treasurer of TYN, TYG and TYY from their inception to November 2005; and as Chief Executive Officer of the other private investment company since December 2008. Prior to joining Fountain Capital in 2002, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital’s Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE Capital in 1996, Mr. Malvey was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He earned his CFA designation in 1996.
     Terry C. Matlack. Mr. Matlack is a co-Founder and has been a Managing Director of the Adviser since 2002 and has also served as Chief Financial Officer and Director of TYN, TGO, TYG, TYY, TTO and the other private investment company managed by the Adviser since the inception of each fund, Chief Compliance Officer of TYN and TYY from their inception through May 2006 and of TYG from 2004 through May 2006; and Treasurer of TYN, TYG and TYY from their inception to November 2005. Mr. Matlack also served as Assistant Treasurer of TYG, TYY, TYN and TTO from 2005 to April 2008, of TGO from 2007 to April 2008, and of the other private investment company since inception. From 2001 to 2002, Mr. Matlack was a full-time Managing Director of KCEP. Prior to joining KCEP in 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the board of directors of W.K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W.K. Cellular, a cellular rural service area operator. He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.
     David J. Schulte. Mr. Schulte is a co-Founder and has been a Managing Director of the Adviser since 2002. He has served as CEO of TYN since inception and President of TYN from inception to September 2008; CEO of TGO since inception and President of TGO from inception to June 2008; President and Chief Executive Officer of TYG and TYY since inception; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; President of the other private investment company since 2007 and Chief Executive Officer of the other private investment company from 2007 to December 2008. While a Managing Director of KCEP, he led private financing for two growth MLPs in the energy infrastructure sector. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co, Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He passed the CPA examination in 1983 and earned his CFA designation in 1992.
     The Reorganization Statement of Additional Information provides additional information about the compensation structure of, the other accounts managed by, and the ownership of TYN’s securities by the portfolio managers listed above.
Other Senior Investment Professionals
     It is anticipated that Rob Thummel will continue to serve as TYN’s President following the Reorganization. Mr. Thummel joined the Adviser in 2004 as an Investment Analyst. In September 2008, he was appointed President of TYN. Previously, Mr. Thummel was Director of Finance at KLT Inc., a subsidiary of Great Plains Energy from 1998 to 2004 and a Senior Auditor at Ernst & Young from 1995 to 1998. Mr. Thummel earned a master of Business Administration from the University of Kansas and a Bachelor of Science in Accounting from Kansas State University.
Compensation and Expenses
     Tortoise North American Energy Corporation. Under its investment advisory agreement, TYN pays the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.0% of TYN’s average monthly Managed Assets. Managed Assets means the total assets of TYN (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liabilities or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. Because the fee paid to the Adviser is determined on the basis of the Company’s Managed Assets, the Adviser’s interest in determining whether to use leverage may conflict with the interests of TYN and its stockholders. TYN’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. Under a fee waiver agreement, the Adviser has contractually agreed to waive 0.10% of TYN’s average monthly Managed Assets through December 31, 2009. The fee waiver agreement terminates on December 31, 2009 or the termination of the investment advisory agreement.
     A discussion regarding the basis of the decision of TYN’s Board of Directors to approve the selection of the Adviser and its investment advisory agreement is available in its annual report to stockholders for the period ended November 30, 2008. TYN’s investment advisory agreement was most recently approved by its Board of Directors in November 2008.
     Tortoise Gas and Oil Corporation. Under its investment advisory agreement, TGO pays the Adviser an annual management fee in an amount determined by reference to the average monthly value of its “Managed Assets,” “Non-Exchange Tradable Investments,” “Other Investments” and “Total Investments.”
     “Managed Assets” means TGO’s total assets (including any assets attributable to any leverage that may be outstanding and excluding any net deferred tax asset) minus the sum of accrued liabilities (other than net deferred tax liabilities, Deferred Management Fees, debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Accrued liabilities are expenses incurred in the normal course of TGO’s operations.
     “Non-Exchange Tradable Investments” are those investment securities, during any portion of the entire calendar quarter: (a) that are not listed on an established stock exchange or an electronic equities securities market; (b) as to which TGO is subject to a contractual constraint on TGO’s ability to resell such security on an established stock exchange or an electronic equities securities market; or (c) that are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which TGO does not then have a currently exercisable contractual right to demand registration under the Securities Act for a possible resale.
     “Other Investments” means all TGO’s investments, including temporary or defensive investments, that do not fall within the Non-Exchange Tradable Investments definition.
     “Total Investments” means the sum of Non-Exchange Tradable Investments and Other Investments.
     “Deferred Management Fee” means any amount determined as payable to the Adviser during any calendar quarter, but not actually paid, and that will be an accrued liability of TGO.
     The management fee owed to the Adviser following each calendar quarter is the sum of the “Non-Exchange Tradable Fee” and the “Other Investments Fee,” determined as follows. The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all Non-Exchange Tradable Investments and the denominator of which is Total Investments; and (ii) 0.50% (to provide an annualized management fee of 2.0%, and which annualized management fee is referred to below as the “Standard Non-Exchange Tradable Fee”). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all Other Investments and the denominator of which is Total Investments; and (ii) 0.25% (to provide an annualized management fee of 1%).
     The management fee is calculated and accrued daily and paid quarterly within five (5) days of the end of each calendar quarter. However, the cash amount paid to the Adviser in any calendar quarter will never exceed 0.375% of Managed Assets (1.5% on an annualized basis) for that quarter. Deferred management fees are an accrued liability of TGO that are payable to the Adviser as a part of the next payment of the management fee for which the limitations just described would permit all or a portion of the deferred payment.
     Although the annualized Standard Non-Exchange Tradable Fee is 2.0%, the cash amounts paid to the Adviser for each of the first eight calendar quarter payments following TGO’s commencement of operations (July 19, 2007) are calculated as though the Standard Non-Exchange Tradable Fee is 0.25% (to provide an annualized cash management fee of 1.0%). Any difference between the two management fee calculations is deferred and will be paid to the Adviser beginning with the ninth calendar quarter payment and continuing thereafter until the total amount deferred has been paid to the Adviser, subject to the limitation set forth in the prior paragraph.
     If the investment advisory agreement is initiated or terminated during any month, the management fee for that month will be reduced proportionately on the basis of the number of calendar days during which the agreement is in effect and the management fee will be computed based on the average Managed Assets for the business days the agreement is in effect for that month. In addition, at termination of the agreement TGO will pay the Adviser all previously accrued but unpaid management fees, without regard to any limitations on payment described above. As such, any outstanding accrued and deferred management fees will be paid to the Adviser upon consummation of the Reorganization. As of April 30, 2009, TGO had accrued and the Adviser had deferred approximately $380,000 of such fees.
     A discussion regarding the basis of the decision of TGO’s Board of Directors to approve the selection of the Adviser and its investment advisory agreement is available in its annual report to stockholders for the period ended November 30, 2008. TGO’s investment advisory agreement was most recently approved by its Board of Directors in November 2008.
     Combined Fund. The combined fund will pay the Adviser a fee equal to 1.0% annually of its average monthly managed assets. In order to match the lowest net fee among the Funds (0.90% at TYN through December 31, 2009), the Adviser will waive advisory fees in an amount equal on an annual basis to 0.10% of the combined fund’s average monthly managed assets until December 31, 2009. Additionally, upon consummation of the Reorganization, the Adviser has agreed to: (i) a 0.10% management fee waiver effective January 1, 2010 through December 31, 2010, resulting in a net management fee of 0.90% for calendar year 2010, and (ii) a waiver of 0.05% of average monthly Managed Assets effective January 1, 2011 through December 31, 2011, resulting in a net management fee of 0.95% for calendar year 2011.
     The Funds bear all expenses not specifically assumed by the Adviser incurred in their operations and will bear the expenses related to all future offerings. Expenses the Funds bear generally include, but are not limited to, the following: (1) expenses of maintaining and continuing their existence and related overhead, including, to the extent services are provided by personnel of their Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits; (2) their registration under the 1940 Act; (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on their behalf; (4) auditing, accounting and legal expenses; (5) taxes and interest; (6) governmental fees; (7) expenses of listing their shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of their interests, including expenses of conducting tender offers for the purpose of repurchasing common stock; (8) expenses of registering and qualifying them and their shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes; (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor; (10) expenses of reports to governmental officers and commissions; (11) insurance expenses; (12) association membership dues; (13) fees, expenses and disbursements of custodians and subcustodians for all services to them (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs); (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to them; (15) compensation and expenses of their directors who are not members of the Adviser’s organization; (16) pricing and valuation services employed by them; (17) all expenses incurred in connection with leveraging of their assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock; (18) all expenses incurred in connection with offerings of their common and preferred stock and debt securities; and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and their obligation to indemnify their directors, officers and stockholders with respect thereto.
Portfolio Transactions with Affiliates
     There are no brokerage firms affiliated with the Funds or the Adviser.
Legal Proceedings
     There are no material pending legal proceedings against the Funds or the Adviser.

Other Service Providers
     The professional service providers for the Funds are as follows:

Service	Provider

Investment Adviser	Each Fund: Tortoise Capital Advisors, L.L.C.

Custodian	Each Fund: U.S. Bank, N.A.

Transfer Agent, Dividend Disbursing and Reinvestment Agent	Each Fund: Computershare Trust Company, N.A.

Administrator	TYN: SEI Investments Global Funds Services TGO: Tortoise Capital Advisors, L.L.C.

Fund Accounting	TYN: SEI Investments Global Funds Services TGO: U.S. Bancorp Fund Services, LLC

Independent Registered Public Accounting Firm	Each Fund: Ernst & Young LLP

Fund Counsel	Each Fund: Husch Blackwell Sanders LLP
     The Reorganization may result in a change in the organizations providing services to TYN as set forth above. The Adviser is currently evaluating whether it will be more cost effective to continue with the service providers of TYN or to change to the service providers of TGO following the Reorganization.

Capitalization
The table below sets forth the capitalization of TYN and TGO as of May 31, 2009, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date.

Capitalization as of May 31, 2009
(Unaudited)

						Pro Forma
						Combined Fund
						(TGO into
	TYN	TGO		Adjustments		TYN)

Common Stockholders’ Equity:
Common Stock, $0.001 par value per share	$4,613	$5,551		$(3,821	) (1)	$6,343
Additional paid-in capital	95,591,500	70,183,476		3,821	(1)	165,778,797
Accumulated net investment income (loss) net of income taxes	443,275 (2)	(1,571,721	)(2)	(282,934	) (3)	(1,411,380)
Accumulated net realized loss, net of income taxes	(18,628,648)	(32,537,613)				(51,166,261)
Net unrealized loss on investments, net of income taxes	(402,425)	(7,190,493)				(7,592,918)

Net assets applicable to common stock	$77,008,315	$28,889,200				$105,614,581

Net asset value per common share outstanding	$16.70	$5.20				$16.65

(1)	Reflects the capitalization adjustments giving the effect of the issuance of 1,730,408 shares of TYN common stock which TGO stockholders will receive as if the Reorganization had taken place on May 31, 2009. The foregoing should not be relied upon to reflect the number of shares of TYN common stock that actually will be received on or after such date.

(2)	Reflects reorganization expenses of $128,866, of which $90,231 was attributable to TYN and $38,635 was attributable to TGO.

(3)	Reflects the charge for remaining estimated reorganization expenses of $282,934, of which $205,799 was attributable to TYN and $77,135 was attributable to TGO. Total reorganization expenses are estimated to be $411,800, of which $296,030 is attributable to TYN and $115,770 is attributable to TGO.
Outstanding Securities of the Funds
     The tables below set forth the outstanding securities of TYN and TGO as of June 30, 2009.

		Amount Held by the
		Company for its
	Amount Authorized	Account	Amount Outstanding

Issuer - Title of Class

TYN - Common Stock	100,000,000	0	4,612,640

TYN - Notes	$15,000,000	0	$15,000,000

TGO - Common Stock	100,000,000	0	5,550,571

AUTOMATIC DIVIDEND REINVESTMENT PLAN
General
     Pursuant to TYN’s Automatic Dividend Reinvestment Plan (the “Plan”), participating common stockholders may reinvest distributions including dividends, capital gains and return of capital in additional shares of TYN’s common stock. Shares of common stock will be issued by TYN under the Plan when its common stock is trading at a premium to NAV. If TYN’s common stock is trading at a discount to NAV, shares issued under the Plan will be purchased on the open market. Shares of common stock issued directly from TYN under the Plan will be acquired at the greater of (1) NAV at the close of business on the payment date of the distribution, or (2) 95% of the market price per common share on the payment date. Common stock issued under the Plan when shares are trading at a discount to NAV will be purchased in the market at a market price. See below for more details about the Plan.
Automatic Dividend Reinvestment
     If a stockholder’s shares are registered directly with TYN or with a brokerage firm that participates in the Plan through the facilities of DTC and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, N.A. (the “Plan Agent”), in additional shares of TYN’s common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder’s shares are registered with a brokerage firm that participates in the Plan through the facilities of DTC, but such stockholder’s account is not coded dividend reinvestment by such brokerage firm or if a stockholder’s shares are registered with a brokerage firm that does not participate in the Plan through the facilities of DTC, a stockholder will need to ask their investment executive what arrangements can be made to set up their account to participate in the Plan. In either case, until such arrangements are made, a stockholder will receive distributions in cash.
     Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving written, telephone or internet instructions to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to the record date for the next distribution.
     Whenever TYN declares a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional shares of common stock from TYN (“Additional Common Stock “) or (ii) by purchase of outstanding common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the payment date, the NAV per share of TYN’s common stock is equal to or less than the market price per share of its common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will receive Additional Common Stock from TYN for each participant’s account. The number of shares of Additional Common Stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the NAV per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.
     If, on the payment date, the NAV per share of TYN’s common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in shares acquired in open-market purchases as soon as practicable but not later than thirty (30) days following the payment date. TYN expects to declare and pay quarterly distributions. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant.
     The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants, and then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.
     There will be no brokerage charges with respect to shares issued directly by TYN as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares of common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee.
     The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain Federal Income Tax Matters.”
     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the shares of common stock of TYN is higher than the NAV, participants in the Plan will receive shares of its common stock at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants will receive distributions of shares of common stock with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because TYN does not redeem its shares, the price on resale may be more or less than the NAV. See “Certain Federal Income Tax Matters” for a discussion of tax consequences of the Plan.
     Experience under the Plan may indicate that changes are desirable. Accordingly, TYN reserves the right to amend or terminate the Plan if in the judgment of the TYN Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or by TYN upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of the common stock to be delivered to him or her. If preferred, a participant may request the sale of all of the shares of common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus a $0.05 fee per share for the transaction. If a participant has terminated his or her participation in the Plan but continues to have shares of common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or by TYN at any time. Any such amendments to the Plan may be made by mailing to each participant appropriate written notice at least 30 days prior to the effective date of the amendment, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, such prior notice does not apply. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by TYN.
     All correspondence and requests for additional information concerning the Plan should be directed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940.
     Cash Purchase Option
     In the future, TYN may amend the Plan to implement a cash purchase option, whereby participants in the Plan may elect to purchase additional shares of common stock through optional cash investments in limited amounts on a monthly or other periodic basis. If and when TYN implements the cash purchase option under the Plan, common stockholders will receive notice 60 days prior to its implementation and further details including information on the offering price and other terms, the frequency of offerings and how to participate in the cash purchase option.
GOVERNING LAW
     Each Fund is organized as a corporation under the laws of the State of Maryland. TYN was organized on January 13, 2005 and commenced operations on October 31, 2005. TGO was organized on May 22, 2007 and commenced operations on July 19, 2007.
     Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a non-diversified, closed-end management investment company under the 1940 Act.

DESCRIPTION OF SECURITIES
The information contained under this heading is only a summary and is subject to the provisions contained in the Charter and Bylaws of each Fund and the laws of the State of Maryland. The information contained in this heading describes the securities of TYN, and except as otherwise noted below, is generally applicable to TGO.
     Common Stock
     General. TYN’s Charter authorizes it to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors of TYN may, without any action by the stockholders, amend its Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that it has authority to issue under its Charter and the 1940 Act. Additionally, TYN’s Charter authorizes the TYN Board of Directors, without any action by its stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Although TYN has no present intention of doing so, it could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of TYN that might otherwise be in its stockholders’ best interests. Under Maryland law, stockholders generally are not liable for the debts or obligations of TYN.
     All common stock offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the TYN Board of Directors and declared by TYN out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of securities of TYN. All shares of common stock have equal distribution, liquidation and other rights.
     Distributions. TYN’s portfolio generates cash flow from which it pays quarterly distributions to stockholders. TYN’s Board of Directors reviews its distribution rate quarterly, and may adjust the quarterly distributions throughout the year. TYN’s goal is to declare what it believes to be sustainable increases in its regular quarterly distributions. TYN has targeted to pay at least 95 percent of distributable cash flow (“DCF”) on an annualized basis. DCF is the amount TYN receives as cash or paid-in-kind distributions from MLPs, affiliates of MLPs or other equity securities in which its invests, and interest payments received on debt securities its owns, less current or anticipated operating expenses, taxes on its taxable income, and leverage costs its pays (including costs related to its senior notes, any preferred shares and borrowings under its credit facility). It is expected that TYN will declare and pay a distribution to holders of common stock at the end of each fiscal quarter. There is no assurance that TYN will continue to make regular distributions.
     If a stockholder’s shares are registered directly with TYN or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. The federal income tax treatment of distributions is the same whether they are reinvested in shares of TYN or received in cash. See “Automatic Dividend Reinvestment Plan.”
     The yield on TYN’s common stock will likely vary from period to period depending on factors including the following:
•	market conditions;

•	the timing of investments in portfolio securities;

•	the securities comprising its portfolio;

•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);

•	the amount and timing of the use of borrowings and other leverage;

•	the effects of leverage on common stock;

•	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and

•	net assets and operating expenses.
Consequently, TYN cannot guarantee any particular yield on its common stock, and the yield for any given period is not an indication or representation of future yields on the common stock.
     Limitations on Distributions. If any shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from TYN unless it has paid all accumulated dividends on preferred stock, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions.

     So long as senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from TYN unless it has paid all accrued interest on such senior indebtedness, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions. See “Leverage.”
     Liquidation Rights. Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of stock of TYN, including any preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up are subordinated to the rights of holders of outstanding senior notes and preferred stock.
     Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. The Charter of TYN provides that, except as otherwise provided in its Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws of TYN provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting; provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to the Charter and Bylaws of TYN, the TYN Board of Directors may amend its Bylaws to alter the vote required to elect directors.
     Under the rules of the NYSE applicable to listed companies, TYN normally will be required to hold an annual meeting of stockholders in each fiscal year. If TYN is converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), TYN may amend its Bylaws so that it is not otherwise required to hold annual meetings of stockholders.
     Issuance of Additional Shares. The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. At the most recent annual meeting of stockholders of TYN on May 22, 2009, its stockholders granted it the authority to sell shares of common stock for less than NAV, subject to the conditions listed below. This authority is effective for a period of one year or until the date of TYN’s 2010 annual meeting of stockholders, whichever is earlier. TYN believes that having the ability to issue and sell a limited number of shares of common stock below NAV benefits all stockholders in that it allows it to quickly raise cash and capitalize on attractive investment opportunities while remaining fully invested at all times. When considering an offering of common stock, NAV is calculated on a more frequent basis, generally daily, to the extent necessary to comply with the provisions of the 1940 Act. TYN expects to sell shares of common stock below NAV only when it has identified attractive near-term investment opportunities. TYN may only sell shares of common stock below NAV if the following conditions are met:
•	a majority of TYN’s directors who have no financial interest in the transaction and a majority of TYN’s independent directors have determined that any such sale would be in the best interests of TYN and its stockholders; and

•	a majority of TYN’s directors who have no financial interest in the transaction and a majority of TYN’s independent directors, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of TYN of firm commitments to purchase such common stock or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

•	if the net proceeds of any such sale are to be used to make investments, a majority of TYN’s directors who have no financial interest in the transaction and a majority of TYN’s independent directors, has made a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made will lead to a long-term increase in distribution growth.

•	the price per common share in any such sale, after deducting offering expenses and commissions, reflects a discount to NAV, as determined at any time within two business days prior to the pricing of the common stock to be sold, of no more than 10%.

     For these purposes, directors will not be deemed to have a financial interest solely by reason of their ownership of TYN’s common stock.
Because the Adviser’s management fee is based upon average monthly Managed Assets, the Adviser’s interest in recommending the issuance and sale of common stock below NAV will conflict with the interests of TYN and those of its stockholders.
     Market. TYN’s common stock trades on the NYSE under the ticker symbol “TYN.” Common stock issued pursuant to this prospectus is expected to trade on the NYSE.
     Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment Plan Agent. Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940, serves as the transfer agent and agent for the Automatic Dividend Reinvestment Plan for TYN’s common stock and the dividend paying agent for its common stock.
Preferred Stock
     General. TYN’s Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions or redemption as determined by the TYN Board of Directors.
     The Board of Directors of TYN may, without any action by stockholders, amend its Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that it has authority to issue under its Charter and under the 1940 Act. Additionally, the Charter of TYN authorizes its Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.
     Preferred stock, if issued, will rank junior to debt securities of TYN (including senior notes), and senior to all common stock. Under the 1940 Act, TYN may only issue one class of senior equity securities, which in the aggregate may represent no more than 50% of its total assets. If any preferred shares are outstanding, additional issuances of preferred stock must be considered to be of the same class under the 1940 Act and interpretations thereunder and must rank on a parity with respect to the payment of dividends and upon the distribution of TYN’s assets. The details on how to buy and sell any preferred stock TYN may issue, along with other terms of such preferred stock, will be described in the offering memorandum or prospectus related to such offering.
     Dividends. Holders of preferred stock would be entitled to receive cash dividends, when, as and if authorized by the Board of Directors of TYN and declared by TYN, out of funds legally available therefor. The prospectus for any preferred stock will describe the dividend payment provisions for those shares. Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock. Because of TYN’s emphasis on investments in MLPs, which are expected to generate cash in excess of the taxable income allocated to holders, it is possible that dividends payable on preferred stock could exceed TYN’s earnings and profits, which would be treated as a tax-free return of capital to the extent of the basis of the shares on which the dividend is paid and thereafter as gain from the sale or exchange of the preferred stock.
     Limitations on Distributions. So long as any debt securities are outstanding, holders of any preferred stock will not be entitled to receive any distributions from TYN unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such dividends.
     Liquidation Rights. In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of any preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of any preferred stock will not be entitled to any further participation in any distribution of TYN’s assets. Preferred stock ranks junior to TYN’s debt securities upon liquidation, dissolution or winding up.
     Voting Rights. Except as otherwise indicated in TYN’s Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock will have one vote per share and vote together with holders of common stock as a single class.
     The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding (including senior notes), the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in TYN’s subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Each Fund’s Charter and Bylaws.” As a result of these voting rights, TYN’s ability to take any such actions may be impeded to the extent that any shares of its preferred stock are outstanding.
     The affirmative vote of the holders of a majority of any outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.
     TYN will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, so long as it is current in the payment of dividends on the preferred stock and on any other of its shares ranking on a parity with the preferred stock with respect to the payment of dividends or upon liquidation.
     Market. The details on how to buy and sell any preferred stock TYN may issue, along with other terms of such preferred stock, will be described in the offering memorandum or prospectus for such offering.
     Book-Entry, Delivery and Form. Unless otherwise indicated in the offering memorandum or prospectus for the offering, preferred stock will generally be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.
     TYN may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.
     A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.
     Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent. The transfer agent, registrar, dividend paying agent and redemption agent with respect to any preferred stock of TYN will be described in the offering memorandum or prospectus for such offering.
Debt Securities
     General. Under Maryland law and its Charter, TYN may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by its investment restrictions and the 1940 Act. TYN may issue debt securities, including additional senior notes, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security its assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the senior notes, will rank senior to the preferred stock and the common stock.
     Under the 1940 Act, TYN may only issue one class of senior securities representing indebtedness, which in the aggregate, may represent no more than 33.33% of its total assets. So long as senior notes are outstanding, additional debt securities must rank on a parity with such senior notes with respect to the payment of interest and upon the distribution of TYN’s assets. An offering memorandum or prospectus and a supplemental indenture relating to any additional debt securities will include specific terms relating to the offering. The details on how to buy and sell any debt securities TYN may issue, along with other terms of such debt securities, will be described in the offering memorandum or prospectus for such offering.
     Interest. The offering memorandum or prospectus for any offering of debt securities will describe the interest payment provisions relating to those debt securities. Interest on debt securities shall be payable when due. If TYN does not pay interest when due, it will trigger an event of default and TYN will be restricted from declaring dividends and making other distributions with respect to its common stock and preferred stock.

     Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, TYN must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of TYN’s total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings may result in TYN being subject to similar covenants in credit agreements that are more stringent than those imposed by the 1940 Act.
     Events of Default and Acceleration of Maturity of Debt Securities; Remedies. The offering memorandum or prospectus for any offering of debt securities will describe the events that will constitute an “event of default” for those debt securities and what the consequences and remedies will be upon the occurrence and continuance of an event of default.
     Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to TYN or to its creditors, as such, or to TYN’s assets, or (b) any liquidation, dissolution or other winding up of TYN, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of TYN, then (after any payments with respect to any secured creditor of TYN outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any of TYN’s common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.
     Unsecured creditors of TYN may include, without limitation, service providers including the Adviser, custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with TYN. Secured creditors of TYN may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with TYN that create liens, pledges, charges, security interests, security agreements or other encumbrances on its assets.
     A consolidation, reorganization or merger of TYN with or into any other company, or a sale, lease or exchange of all or substantially all of its assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of TYN.
     Voting Rights. Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.
     Market. TYN’s debt securities are not listed on an exchange or automated quotation system. TYN cannot assure you that any secondary market will exist or if a secondary market does exist whether it will provide holders of debt securities with liquidity. The details on how to buy and sell any debt securities TYN may issue, along with other terms of such debt securities, will be described in the offering memorandum or prospectus for such offering.
     Book-Entry, Delivery and Form. The offering memorandum or prospectus for any offering of debt securities will describe whether the debt securities will be represented by certificates or issued in book-entry form and represented by one or more notes in registered global form.
     Transfer Agent, Registrar, Paying Agent and Redemption Agent. The transfer agent, registrar, paying agent and redemption agent with respect to any debt securities of TYN will be described in the offering memorandum or prospectus for such offering.

CERTAIN PROVISIONS IN EACH FUND’S CHARTER AND BYLAWS
     The Charter and Bylaws of each Fund include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Fund, causing it to engage in certain transactions or modifying its structure. Further, these provisions can have the effect of depriving stockholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of a Fund. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.
Classification of the Board of Directors; Election of Directors
     The Charter of each Fund provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to each Fund’s Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of the strategies and policies determined by the Board of Directors.
     The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board of Directors, even though a change in control might be in the best interests of the stockholders.
Removal of Directors
     The Charter of each Fund provides that, subject to the rights of holders of one or more classes of preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
     Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless declared advisable by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for stockholder approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Charter of each Fund generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter of each Fund also provides that certain Charter amendments and any proposal for conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for liquidation or dissolution requires the approval of stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of a Fund’s continuing directors (in addition to the approval by the Fund’s Board of Directors otherwise required), such amendment or proposal may be approved by stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in each Fund’s Charter as the directors named in the Charter as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.
     The Charter and Bylaws of each Fund provide that its Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of its Bylaws.
Advance Notice of Director Nominations and New Business
     The Bylaws of each Fund provide that, with respect to an annual meeting of stockholders, nominations of persons for election to its Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of its Board of Directors, or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of its Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to a Fund’s Board of Directors at a special meeting may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of its Board of Directors, or (3) provided that its Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

ADDITIONAL INFORMATION ABOUT SHARES OF COMMON STOCK OF THE FUNDS
Purchase and Sale
     Investors typically purchase and sell shares of common stock of TYN through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors in TYN may purchase or sell shares of common stock through privately negotiated transactions with existing stockholders. The common shares of TGO are not listed on a securities exchange.
Common Stock Price Data
     The following tables set forth (i) the high and low market prices for shares of common stock of TYN on the NYSE for each month during the two most recently completed fiscal years ended November 30, 2007 and November 30, 2008, and for the current fiscal year through June 30, 2009, along with the NAV and discount or premium to NAV for each quotation, and (ii) the NAV of TGO for each period reported since its inception through June 30, 2009.
  Tortoise North American Energy Corporation

	Market Price(1)			Premium/(Discount) to NAV(3)
Month Ended	High	Low	NAV(2)	High	Low

June 30, 2009	16.38	14.96	16.70	-1.9%	-10.4%
May 31, 2009	15.46	14.05	15.18	1.8%	-7.4%
April 30, 2009	15.20	12.63	13.11	15.9%	-3.7%
March 31, 2009	14.33	9.91	12.72	12.7%	-22.1%
February 28, 2009	14.15	10.61	13.91	1.7%	-23.7%
January 31, 2009	13.16	11.65	12.15	8.3%	-4.1%
December 31, 2008	10.67	8.06	10.78	-1.0%	-25.2%
November 30, 2008	15.00	8.00	14.69	2.1%	-45.5%
October 31, 2008	17.21	8.39	19.82	-13.2%	-57.7%
September 30, 2008	21.40	16.30	25.32	-15.5%	-35.6%
August 31, 2008	21.64	20.30	25.59	-15.4%	-20.7%
July 31, 2008	24.67	19.98	28.70	-14.0%	-30.4%
June 30, 2008	26.10	24.42	30.13	-13.4%	-19.0%
May 31, 2008	25.37	23.83	28.63	-11.4%	-16.8%
April 30, 2008	24.30	22.99	26.51	-8.3%	-13.3%
March 31, 2008	24.04	22.25	27.30	-11.9%	-18.5%
February 29, 2008	24.90	23.45	26.77	-7.0%	-12.4%
January 31, 2008	25.51	22.85	27.86	-8.4%	-18.0%
December 31, 2007	24.91	21.83	27.25	-8.6%	-19.9%
November 30, 2007	26.03	22.40	29.64	-12.2%	-24.4%
October 31, 2007	25.94	24.14	27.55	-5.8%	-12.4%
September 30, 2007	25.84	23.87	26.94	-4.1%	-11.4%
August 31, 2007	26.64	22.48	29.34	-9.2%	-23.4%
July 31, 2007	27.57	25.78	29.20	-5.6%	-11.7%
June 30, 2007	27.95	26.11	29.56	-5.4%	-11.7%
May 31, 2007	27.41	25.49	29.11	-5.8%	-12.4%
April 30, 2007	24.99	24.00	26.13	-4.4%	-8.2%
March 31, 2007	23.81	22.45	25.28	-5.8%	-11.2%
February 28, 2007	23.48	22.70	25.15	-6.6%	-9.7%
January 31, 2007	22.90	21.40	24.34	-5.9%	-12.1%
December 31, 2006	22.42	21.56	23.70	-5.4%	-9.0%
(1)	Based on high and low closing market price for the respective month.

(2)	Based on the NAV calculated on the close of business on the last business day of each prior calendar month.

(3)	Calculated based on the information presented. Percentages are rounded.
     Tortoise Gas and Oil Corporation

Period Ending	NAV

June 30, 2009 (est.)	5.09	(1)
May 31, 2009	5.20
April 30, 2009 (est.)	4.80	(1)
March 31, 2009 (est.)	4.15	(1)
February 28, 2009	4.18
January 31, 2009 (est.)	5.27	(1)
November 30, 2008	4.99
August 31, 2008	11.68
May 31, 2008	12.99
February 29, 2008	12.35
November 30, 2007	13.18
August 31, 2007	14.02
(1)	Values of private securities used in this NAV calculation are as of the prior fiscal quarter end.
     As of June 30, 2009, the NAV per share of common stock of TYN was $16.42 and the market price per share of common stock was $15.89, representing a discount to NAV of approximately 3%. The estimated NAV per share of common stock of TGO on June 30, 2009 was $5.09.
     Shares of common stock of TYN have historically traded primarily at a discount to NAV. Shares of closed-end funds frequently trade at prices lower than their NAV. This is commonly referred to as “trading at a discount.” See “Market Risks.”
Performance Information
     The performance table below illustrates the past performance of an investment in each Fund by setting forth the average total returns for the Funds. A Fund’s past performance does not necessarily indicate how such Fund will perform in the future.
Average Annual Total Returns as of May 31, 2009

	Based on Net Asset Value				Based on Market Price
	1 Year	5 Years	10 Years	Inception(a)	1 Year	5 Years	10 Years	Inception(a)

TYN(b)	(37.4)%	—	—	(3.8)%	(32.4)%	—	—	(6.3)%
TGO(c)	(62.1)%	—	—	(43.2)%	N/A	N/A	N/A	N/A

(a)	TYN and TGO commenced investment operations on October 31, 2005 and July 19, 2007, respectively.

(b)	Total investment return is calculated assuming a purchase of common stock at NAV or the closing price at the beginning of the period reported and a sale at the ending NAV or closing price at May 31, 2009 (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYN’s dividend reinvestment plan.

(c)	Total investment return is calculated assuming a purchase of common stock at NAV at the beginning of the period reported and a sale at NAV at May 31, 2009. The calculation also includes distributions to common stockholders.

FINANCIAL HIGHLIGHTS
Tortoise North American Energy Corporation
     The following schedule presents financial highlights for TYN throughout the periods indicated. Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows TYN’s per common share operating performance. The yearly information in this table is derived from TYN’s financial statements audited by Ernst & Young LLP, whose report on such financial statements is contained in TYN’s 2008 Annual Report and is incorporated by reference into the Reorganization Statement of Additional information, both of which are available from TYN upon request. The information for the period from December 1, 2008 through May 31, 2009 is derived from TYN’s unaudited financial statements contained in TYN’s 2009 2nd Quarter Report, which Report is incorporated by reference into the Reorganization Statement of Additional Information, and both of which are available from TYN upon request.

	Period from
	December 1,				Period from
	2008 through	Year Ended	Year Ended	Year Ended	October 31, 2005(1)
	May 31,	November	November	November 30,	through
	2009	30, 2008	30, 2007	2006	November 30, 2005
	(unaudited)
Per Common Share Data (2)
Net Asset Value, beginning of period	$10.78	$27.25	$23.70	$23.95	$-
Public Offering Price	-	-	-	-	25.00
Underwriting discounts and offering costs on issuance of common and preferred stock (3)	-	-	-	(0.07)	(1.31)
Income from Investment Operations:
Net investment income (4)	0.31	0.43	0.72	0.61	0.02
Net realized and unrealized gain (loss) on investments(4)	6.35	(15.14)	4.47	0.55	0.24

Total increase (decrease) from investment operations	6.66	(14.71)	5.19	1.16	0.26

Less Distributions to Preferred Stockholders:
Net investment income	-	(0.17)	(0.12)	(0.06)	-
Net realized gain	-	-	(0.07)	(0.01)	-

Total distributions to preferred stockholders	-	(0.17)	(0.19)	(0.07)	-

Less Distributions to Common Stockholders:
Net investment income	(0.03)	-	(0.90)	(0.69)	-
Net realized gain	-	(0.10)	(0.55)	(0.12)	-
Return of capital	(0.71)	(1.49)	-	(0.46)	-

Total distributions to common stockholders	(0.74)	(1.59)	(1.45)	(1.27)	-

Net Asset Value, end of period	$16.70	$10.78	$27.25	$23.70	$23.95

Per common share market value, end of period	$15.20	$9.25	$23.10	$22.38	$25.00
Total Investment Return Based on Market Value(5)	73.83%	(55.98)%	9.28%	(5.39)%	0.00%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$77,008	$49,716	$125,702	$109,326	$110,451
Ratio of expenses (including net current and deferred income tax (benefit) expense) to average net assets before waiver(6)(7)(8)(9)	(14.90)%	5.75%	3.88%	3.41%	2.02%
Ratio of expenses (including net current and deferred income tax (benefit) expense) to average net assets after waiver (6)(7)(8)(9)	(14.78)%	5.52%	3.59%	3.09%	1.77%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense) to average net assets before waiver(6)(8)(9)(10)	3.88%	5.69%	3.86%	3.40%	2.02%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense) to average net assets after waiver(6)(8)(9)(10)	4.00%	5.46%	3.57%	3.08%	1.77%
Ratio of net investment income (including net current and deferred income tax (benefit) expense) to average net assets before waiver (6)(7)(8)(9)	23.21%	1.51%	2.36%	2.14%	0.75%
Ratio of net investment income (excluding net current and deferred income tax (benefit) expense) to average net assets after waiver(6)(7)(8)(9)	23.09%	1.74%	2.65%	2.46%	1.00%
Ratio of net investment income (excluding net current and deferred income tax (benefit) expense) to average net assets before waiver (6)(8))(9)(10)	4.43%	1.57%	2.38%	2.15%	0.75%
Ratio of net investment income (excluding net current and deferred income tax (benefit) expense) to average net assets after waiver (6)(8)(9)(10)	4.31%	1.80%	2.67%	2.47%	1.00%
Portfolio turnover rate(6)	61.54%	36.69%	16.06%	12.01%	0.00%
Short-term borrowings, end of period (000’s)	-	-	$9,600	$7,000	-

Long-term debt obligations, end of period (000’s)	$15,000	$15,000	$40,000	$40,000	-
Preferred stock, end of period (000’s)	-	$10,000	$15,000	$15,000	-
Per common share amount of long-term debt obligations outstanding, at end of period	$3.25	$3.25	$8.67	$8.67	-
Per common share amount of net assets, excluding long- term debt obligations, at end of period	$19.95	$14.03	$35.92	$32.37	-
Asset coverage, per $1,000 of principal amount of long- term debt obligations and short-term borrowings(11)	$6,134	$4,981	$3,837	$3,645	-
Asset coverage ratio of long-term debt obligations and short term borrowings(11)	613%	498%	384%	365%	-
Asset coverage, per $25,000 liquidation value per share of preferred stock(12)	-	$149,289	$234,504	$207,210	-
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	-	$74,716	$73,646	$69,083	-
Asset coverage ratio of preferred stock(13)	-	299%	295%	276%	-
(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Represents the issuance of preferred stock for the year ended November 30, 2006. Represents the issuance of common stock for the period from October 31, 2005 through November 30, 2005.

(4)	The per common share data for the years ended November 30, 2008, 2007 and 2006 and the period from October 31, 2005 through November 30, 2005, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2F to the financial statements for further disclosure.

(5)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Annualized for periods less than one full year.

(7)	The Company accrued $(29,358), $68,509, $22,447, $13,225 and $0 for the period from December 1, 2008, through May 31, 2009, the years ended November 30, 2008, 2007 and 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for current foreign and excise tax expense. For the period ended May 31, 2009, the Company accrued $5,776,324 in net deferred income tax benefit. This includes $5,488,509 of net deferred income tax benefit for the timing differences at December 1, 2008 when the Company converted to a taxable corporation.

(8)	The expense ratios and net investment income ratios do not reflect the effect of distributions to preferred stockholders.

(9)	In addition to the fees and expenses which the Company bears directly, the Company bears a pro rata share of the fees and expenses of the acquired companies in which it invests. Such indirect expenses are not included in the above expense and income ratios.

(10)	The ratio excludes the impact of current and deferred income taxes.

(11)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.

(12)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by the number of preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.

(13)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

Tortoise Gas and Oil Corporation
     The following schedule presents financial highlights for TGO throughout the periods indicated. Information contained in the table below under the heading “Per Common Share Data” and “Supplemental Data and Ratios” shows TGO’s per common share operating performance. The yearly information in this table is derived from TGO’s financial statements audited by Ernst & Young LLP, whose report on such financial statements is contained in TGO’s 2008 Annual Report and is incorporated by reference into the Reorganization Statement of Additional information, both of which are available from TGO upon request. The information for the period from December 1, 2008 through May 31, 2009 is derived from TGO’s unaudited financial statements contained in TGO’s 2009 2nd Quarter Report, which Report is incorporated by reference into the Reorganization Statement of Additional Information, and both of which are available from TGO upon request.

	Period from
	December 1, 2008		Period from July
	Through	Year Ended	19, 2007(1) through
	May 31, 2009	November 30, 2008	November 30, 2007
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$4.99	$13.18	$-
Initial private offering price	-	-	15.00
Underwriting discounts and offering costs on initial private offering	-	-	(1.06)
Income (loss) from Investment Operations:
Net investment income (loss)(3)	0.01	(0.29)	0.03
Net realized and unrealized gain (loss) on investments(3)	0.54	(7.14)	(0.57)

Total increase (decrease) from investment operations	0.55	(7.43)	(0.54)

Less Distributions to Common Stockholders:
Net investment income	-	-	(0.03)
Return of capital	(0.34)	(0.76)	(0.19)

Total distributions to common stockholders	(0.34)	(0.76)	(0.22)

Net Asset Value, end of period	$5.20	$4.99	$13.18

Total Investment Return(4)	11.02%	(56.35)%	(10.67)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$28,889	$27,705	$73,137
Ratio of expenses (including current and deferred income taxes and deferred advisory fees) to average net assets(5)(6)(7)	9.72%	3.20%	(4.14)%
Ratio of expenses (excluding current and deferred income taxes) to average net assets(5)(7)(8)	4.60%	4.40%	2.28%
Ratio of expenses (excluding current and deferred income taxes and deferred advisory fees) to average net assets(5)(8)(9)	4.40%	3.89%	2.15%
Ratio of net investment income (including current and deferred income taxes and deferred advisory fees) to average net assets(5)(6)(7)	(4.65)%	(1.44)%	7.44%
Ratio of net investment income (excluding current and deferred income taxes) to average net assets(5)(7)(8)	0.47%	(2.64)%	1.02%
Ratio of net investment income (excluding current and deferred income tax (expense) benefit and deferred advisory fees) to average net assets(5)(8)(9)	0.67%	(2.13)%	1.15%
Portfolio turnover rate	123.09%	28.19%	0.00%
Short-term borrowings, end of period (000’s)	$5,650	$11,200	$19,200
Asset coverage, per $1,000 of principal amount of short-term borrowings(10)	$6,113	$3,474	$4,809
Asset coverage ratio of short-term borrowings(10)	611%	347%	481%
(1)	Commencement of Operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	The per common share data for the periods ended November 30, 2008 and 2007 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2D to the financial statements for further disclosure.

(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial private offering price or net asset value per share at the beginning of the period and a sale at net asset value per share, end of period. The calculation also includes distributions to common stockholders.

(5)	Annualized for periods less than one full year.

(6)	For the period ended May 31, 2009, the Company accrued $639,361 in net deferred tax expense. For the year ended November 30, 2008, the Company accrued $11,249 in current tax benefit and $744,879 in deferred tax benefit. For the period from July 19, 2007 through November 30, 2007, the Company accrued $27,155 in current tax expense and $1,872,541 in net deferred tax benefit.

(7)	The Company accrued $25,132, $319,849 and $36,979 in deferred advisory fees for the period ended February 28, 2009, the year ended November 30, 2008 and for the period from July 19, 2007 through November 30, 2007, respectively.

(8)	The ratio excludes the impact of current and deferred income tax (expense) benefit.

(9)	The ratio excludes the impact of deferred advisory fees.

(10)	Represents value of total assets less all liabilities and indebtedness not represented by short-term borrowings at the end of the period divided by short-term borrowings outstanding at the end of period.

INFORMATION ABOUT THE REORGANIZATION
General
     Under the Reorganization Agreement (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), TYN will acquire substantially all of the assets, and will assume substantially all of the liabilities, of TGO, in exchange for TYN Common Shares to be issued by TYN. TYN Common Shares issued to TGO will have an aggregate NAV (not market value) equal to the aggregate NAV of TGO’s shares of common stock on the business day prior to the closing of the Reorganization (the “Valuation Time”), less the costs of the Reorganization (though cash will be paid in lieu of any fractional shares of common stock). TGO will subsequently distribute TYN Common Shares to its common stockholders and as a result, stockholders of TGO will become stockholders of TYN. As soon as practicable after the Closing Date for the Reorganization, TGO will deregister as an investment company under the 1940 Act and dissolve under Maryland law.
     The actual number of TYN Common Shares received by TGO will be determined by dividing the TGO NAV per share at the Valuation Time by the TYN NAV per share at the Valuation Time (less in each case, the Reorganization costs for both funds), rounded down in the event of fractional shares. No fractional TYN Common Shares will be issued in the Reorganization. Instead, TGO stockholders will receive cash in an amount equal to the NAV (not market value) of the fractional TYN Common Shares that stockholders would otherwise have received in the Reorganization. Although the TYN Common Shares received in the Reorganization will have the same total net asset value as the TGO Common Shares held immediately prior to the Reorganization, less TGO’s share of the Reorganization costs (disregarding fractional shares), their price on the NYSE may be greater or less than that of TGO.
     Since TYN Common Shares will be issued at NAV in exchange for the net assets of TGO (less the expenses of the Reorganization attributed to TGO) having a value equal to the aggregate NAV (not market value) of those TYN Common Shares, the NAV per share of TYN Common Shares should remain virtually unchanged immediately following the Reorganization, except for its share of the costs of the Reorganization. Thus, the Reorganization should result in no dilution of NAV of TYN Common Shares, other than to reflect the costs of the Reorganization. However, as a result of the Reorganization, a common stockholder of either Fund will hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the separate Funds. No sales charge or fee of any kind will be charged to stockholders of TGO in connection with their receipt of TYN Common Shares in the Reorganization. The price of TYN’s shares may fluctuate following the Reorganization as a result of market conditions or other factors.
     The Reorganization is intended to qualify as a tax-free Reorganization. As such, no gain or loss should be recognized by TGO or its stockholders upon the transfer to TYN of substantially all of the assets of TGO in exchange for TYN Common Shares, the assumption by TYN of substantially all of the liabilities of TGO and the subsequent liquidation of TGO (notwithstanding cash received for fractional shares). However, TGO stockholders may recognize gain or loss with respect to cash they receive pursuant to the Reorganization in lieu of fractional TYN shares.
     If the Reorganization qualifies as tax-free as intended, a TGO stockholder’s aggregate basis in the TYN Common Shares it receives in the Reorganization should be the same as the aggregate basis previously held in TGO shares, less the basis in any fractional shares of TYN shares for which the TGO stockholder receives cash. See “Proposal 1: Reorganization—Terms of the Reorganization Agreement—Exchange of TGO Shares for TYN Common Shares” and “Proposal 1: Reorganization—Material U.S. Federal Income Tax Consequences of the Reorganization” for additional information.
TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION
     The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Form of Agreement and Plan of Reorganization attached as Appendix A to the Reorganization Statement of Additional Information.
Fair Value of Assets and Liabilities
     For purposes of determining the exchange ratio, fair value of the respective assets and liabilities of each Fund will be determined at the Valuation Time in conformity with GAAP applied on a consistent basis. The NAV per share of common stock of each Fund will be determined at the Valuation Time by following the same fair value procedures typically followed by each Fund.

     At Valuation Time, the NAV of each Fund will equal the fair value of its total assets (the value of the securities held plus any cash or other assets, including accrued interest, dividends or distributions accrued but not yet received and the value of any net deferred tax assets computed in accordance with GAAP minus (i) all of the Fund’s liabilities (including accrued expenses and any net deferred tax liabilities), (ii) accrued and unpaid interest payments on any outstanding indebtedness, (iii) the aggregate principal amount of any outstanding indebtedness, (iv) any distributions payable on the Fund’s common stock and (v) each Fund’s share of the Reorganization costs.
     TYN and TGO determine fair value of their assets and liabilities in accordance with valuation procedures adopted by each Fund’s Board of Directors. If the Funds cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the methodologies established by each Fund’s Board of Directors.:
•	The fair value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, fair value is determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, the Funds use the price of the exchange that it considers to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or over-the-counter (“OTC”) market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. The Funds will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.

•	An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144, shall generally be valued based on the fair value of the freely tradable common share counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

•	Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

•	Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis at current market quotations as provided by an independent pricing service or principal market maker.
     Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a fair value and may limit a Fund’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available are fair valued in good faith each in accordance with methodologies established by each Fund’s Board of Directors.
     TGO invests in illiquid securities including securities of privately-held companies. These investments generally are subject to restrictions on resale, have no established trading market and are typically fair valued on a quarterly basis. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by TGO’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. TGO’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with GAAP.
     For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the measurement date often provides the best evidence of the value of the investment and is the initial step for valuing the company’s privately issued securities. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. In determining the enterprise value of a portfolio company, the Funds prepare an analysis consisting of traditional valuation methodologies including market and income approaches. The Funds consider some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive estimates of enterprise value.

     The fair value of investments in private portfolio companies is determined based on various factors, including enterprise value, observable market transactions, such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when the Fund has a minority position, is subject to restrictions on resale, has specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.
     TGO’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of private company investments. TGO will perform this same valuation process at Valuation Time:
•	The valuation process begins with each investment being initially valued by the Valuation Officer of the Adviser. As part of this process, materials are prepared containing the supporting analysis, which are reviewed by the investment professionals of the Adviser;

•	The Investment Committee of the Adviser reviews the preliminary valuations, and the Valuation Officer of the Adviser considers and assesses, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by the Investment Committee of the Adviser;

•	An independent valuation firm engaged by TGO’s Board of Directors to provide third-party valuation consulting services performs certain limited procedures that the Board of Directors has identified and asked it to perform on a selection of these valuations as determined by the Board of Directors; and

•	The TGO Board of Directors assesses the valuations and ultimately determines the fair value of each investment in its portfolio in good faith.
     In computing net asset value, TYN and TGO will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by TYN and TGO to their stockholders.
     The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets for federal income tax purposes. It is anticipated that cash distributions from MLPs in which TYN and TGO invest will not equal the amount of taxable income allocable to TYN or TGO primarily as a result of depreciation and amortization deductions recorded by MLPs. This may result, in effect, in a portion of the cash distribution received by TYN or TGO not being treated as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among MLPs, and also will vary year by year for each MLP, but in each case will reduce TYN’s and TGO’s remaining tax basis, if any, in the particular MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.
Amendments and Conditions
     The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. The obligations of each Fund pursuant to its Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the stockholders of TGO, approval of the issuance of additional TYN Common Shares by the common stockholders of TYN, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.
Postponement; Termination
     Under the Reorganization Agreement, the Board of Directors of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances, should such Board of Directors determine that it is in the best interests of the stockholders of its respective Fund to do so.
     The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Directors of the Funds and (ii) by the Board of Directors of either Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board of Directors.

Exchange of TGO Shares for TYN Shares
     TGO shares are held in book entry form and no share certificates have been issued. The exchange of TGO shares for TYN shares shall be accomplished by corporate action (e.g., CUSIP swing from the TGO CUSIP to the TYN CUSIP). As a result, there is nothing that TGO stockholders need to do to effectuate the exchange of their TGO shares for TYN shares.
Expenses of the Reorganization
     TGO and TYN will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization. The Funds will bear 50% of the costs of printing and distributing this Joint Proxy Statement/Prospectus and 50% of any other costs associated with the solicitation of proxies. Costs specific to one or both of the Funds are expensed as incurred while non-Fund specific costs are allocated on a pro rata basis based upon each Fund’s net assets. Those costs are estimated at approximately $412,000, of which approximately $296,000 will be attributable to TYN and approximately $116,000 will be attributable to TGO. The Adviser will pay a $150,000 financial advisory fee to Stifel, Nicolaus & Company for providing advice on the Reorganization.
REASONS FOR THE REORGANIZATION
     The Board of Directors of each Fund believes that the Reorganization will benefit stockholders of the Funds, based on a number of factors. The factors considered by the Board of Directors of each Fund with regard to the Reorganizations include, but are not limited to, the following:
•	The fact that each Fund has similar investment policies that each Fund has an investment objective of providing stockholders a high level of total return with an emphasis on current income or distributions, and that each Fund seeks to achieve that objective by investing primarily in energy investments including those organized as MLPs.

The Reorganization will permit each Fund to pursue its same investment objective as a larger fund that will continue to focus on the energy sector. As a result, the style and risk/return profile of the combined fund should remain comparable to those of each Fund’s current investments, subject to the differences described in “Proposal 1: Reorganization—Comparison of the Funds.”

•	The fact that the Funds now have similar, but not identical, ongoing investment strategies.

While TYN originally focused on the North American energy sector, including Canadian royalty trusts and income trusts, it has recently shifted its focus to invest the majority of its assets in U.S. MLPs due to relative value opportunities and to reduce the uncertainty attributable to the proposed taxation of Canadian royalty and income trusts beginning in 2011. TYN currently invests primarily in equity securities of MLPs, including oil and gas exploitation, energy infrastructure and energy shipping MLPs. TGO originally intended to focus on upstream oil and gas exploitation and production (also referred to as “E&P”) segment, and to a lesser extent, the midstream segment of the energy sector. However, a combination of weak capital markets and declining commodity prices slowed the growth of the E&P MLP sector. As a result, TGO has broadened its strategy beyond the upstream E&P MLP sector (which currently consists of only ten companies) and increased its focus on energy infrastructure MLPs that operate pipelines. As a result, both Fund’s strategies are now increasingly similar. The Reorganization will permit TYN and TGO to pursue their investment objectives in a larger fund.

•	The expectation that the combined fund may achieve certain potential benefits for stockholders of each Fund from its larger asset base, including the reduction of duplicative fixed expenses and a reduction in variable expenses by taking advantage of lower fees associated with higher asset levels through greater combined economies of scale.

The combined fund resulting from the Reorganizations will have a larger asset base than either of the Funds has currently. As of June 30, 2009, TYN had assets of approximately $91.1 million and TGO had estimated assets of approximately $34.5 million. If the Reorganization closed on June 30, 2009, on an aggregate basis, the assets of the combined fund would have been approximately $125 million, increasing the size of each Fund and its economies of scale. A combined fund offers economies of scale that may lead to lower per share expenses. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g., administrative, fund accounting and custodial services). Many of these fixed expenses are duplicative and there will also be an opportunity to reduce variable expenses over time in a combined fund by taking advantage of lower fees associated with higher asset levels through greater combined economies of scale. Based on the pro forma analysis as of May 31, 2009, included herein, the Reorganization would have resulted in approximately 0.31% total operating savings (as a percent of Managed Assets) per year to TYN than TYN would have incurred on a standalone basis due to the removal of duplicative fixed expenses and greater economies of scale. Additionally, all else being equal, the potential cost savings for calendar years 2010 and 2011 would be greater, as the Adviser has agreed to management fee waivers for the combined fund for calendar years 2010 and 2011 as described below. Based on the pro forma analysis as of May 31, 2009, the Reorganization would have resulted in approximately 1.22% total operating expense savings (as a percent of Managed Assets) per year to TGO due to management fee savings, removal of duplicative fixed expenses and economies of scale.

•	The fact that the Adviser has agreed to an additional management fee waiver for calendar years 2010 and 2011 for the combined fund and that the combined fund will have a lower net management fee than is currently in place for TGO.

As such, through December 31, 2009, the combined fund will have a net management fee of 0.90% (the current management fee in effect at TYN as a result of a 0.10% waiver currently in place through December 31, 2010). Additionally, upon consummation of the Reorganization, the Adviser has agreed to: (i) a 0.10% management fee waiver effective January 1, 2010 through December 31, 2010, resulting in a management fee of 0.90% for calendar year 2010, and (ii) a 0.05% management fee waiver effective January 1, 2011 through December 31, 2011, resulting in a management fee of 0.95% for calendar year 2011. Beginning January 1, 2012, the combined fund will have a management fee of 1.0%, as compared to TGO’s management fee, which may be as high as 2.0% depending on the type of investments TGO pursues. Absent the consummation of the Reorganization, TYN’s existing waiver of 0.10% of average monthly managed assets expires after December 31, 2009, resulting in a management fee of 1.0% thereafter.

•	The fact that the larger asset base of the combined fund should provide greater financial flexibility.

The amount of leverage as a percentage of total assets following the Reorganization is not expected to significantly change from that of each Fund on a standalone basis. As of June 30, 2009, TYN and TGO had total leverage outstanding of $15.0 million and $5.7 million respectively, representing 16.5% and 16.4% of total assets, respectively. If the Reorganization had closed on June 30, 2009, all else being equal, on an aggregate basis, the total leverage of the combined fund would have been $20.7 million, representing 16.4% of total assets. The larger asset base of the combined fund should provide greater financial flexibility through a stronger balance sheet and additional cushion to continue satisfying asset coverage ratio requirements.

•	The fact that the Reorganization may create the opportunity for enhanced long-term market liquidity.

Following the Reorganization, a larger market capitalization in common shares of the combined fund, as compared to that of either Fund prior to the Reorganization, may provide an opportunity for enhanced market liquidity over the long-term. As of June 30, 2009, TYN’s market capitalization was approximately $73.3 million, and although TGO is privately held, its estimated NAV was approximately $28.2 million. If the Reorganization closed on June 30, 2009, all else being equal, on an aggregate basis, the market capitalization of the combined fund would be approximately $102 million, a market capitalization larger than that of both Funds prior to the Reorganization. The greater market capitalization may also help reduce the extent of discounts that would be experienced in a smaller trading market under otherwise similar circumstances. Discounts can result from many different factors, and there is no assurance that a larger market for common shares will have the effect of reducing discounts.

•	The fact that no gain or loss is expected to be recognized by stockholders of TYN or TGO for U.S. federal income tax purposes as a result of the Reorganization, although the Internal Revenue Service may take a contrary position.

The Reorganization provides for the transfer of substantially all the assets and liabilities of TGO in exchange for shares of common stock of TYN. Stockholders will receive TYN Common Shares equivalent to the aggregate NAV of their TGO shares of common stock. Stockholders of TYN and TGO are not expected to recognize any gain or loss with respect to the Reorganizations. See “Material U.S. Federal Income Tax Consequences of the Reorganization.”

•	The fact that TGO stockholders should preserve their tax basis in the Reorganization.

Based on the intended tax treatment of the Reorganization, the aggregate tax basis of TYN common shares received by a stockholder of TGO should be the same as the aggregate tax basis of the common shares of TGO surrendered in exchange therefore (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received). See “Material U.S. Federal Income Tax Consequences of the Reorganization.”

•	The fact that the Adviser is expected to continue to manage the combined fund.

Stockholders of the combined fund may benefit from the continuing experience and expertise of the Adviser and its commitment to the investment style and strategies to be used in managing the assets of the combined fund.

•	The expectation that the aggregate amount of distributions received by common stockholders of each Fund is not expected to change significantly from prior guidance following the Reorganization.

It is currently believed that the aggregate amount of distributions received by common stockholders of the Funds will not change significantly from prior guidance following the Reorganization as a result of the Reorganization. In addition, it is expected that TYN will not make any significant change to its prior distribution guidance as a result of the Reorganization and that TYN will continue to pay distributions on a quarterly basis, although there can be no assurance that this will be true.

•	The fact that the Reorganization will provide TGO stockholders with an alternative to liquidation, a publicly traded security listed on the NYSE and the potential for NAV recovery and appreciation, as well as the potential for utilization of the TGO deferred tax asset.

The Reorganization will provide TGO stockholders with market liquidity via a publicly traded security listed on the NYSE. Currently, no public trading market exists for the common shares of TGO. Given the unprecedented weakness in the financial markets, TGO has not yet been able to achieve its goal of an initial public offering and it is not anticipated that an initial public offering will be feasible in the near future. If the Reorganization is not approved, TGO may begin the process of an orderly liquidation, which would likely include seeking stockholder approval for the liquidation. Based on TGO’s current NAV, each stockholder of TGO would receive less in a liquidation than the price they originally paid for their TGO common shares. Stockholders of TGO also would not capture any of the value of its deferred tax asset upon liquidation. Furthermore, the Adviser and the Board of Directors of TGO believes that given the current depressed levels in the MLP sector, this is not a desirable time or environment in which to liquidate. The Reorganization provides an alternative to liquidation with (i) a publicly traded security of a larger fund, and while no assurance can be given, the potential for (ii) NAV recovery and appreciation, and (iii) utilization of TGO’s deferred tax asset.

•	The fact that following the Reorganization, TYN may be able to utilize more or less of the tax benefits than reflected in the TGO net deferred tax asset as calculated at the Valuation Time.

Following the Reorganization, TYN will be subject to the limitations imposed by Code section 382, which may result in TYN being able to utilize more or less of the tax benefits than reflected in the TGO net deferred tax asset on a standalone basis. In addition, if the portion of the Reorganization involving the transfer of substantially all of TGO’s assets to TYN in exchange for TYN stock is treated as a taxable exchange, the TGO deferred tax asset would be of no value.

•	The relative performance history of each Fund.

As part of the consideration for the Reorganization, the Board of Directors of each Fund reviewed and evaluated the relative performance history of each Fund over different time periods compared to each other as well as other comparable funds.
     Considering the reasons outlined above and other reasons, the Board of Directors of each Fund unanimously concluded that consummation of the Reorganization is in the best interests of each Fund and its stockholders and that the interests of the stockholders of each Fund will not be diluted with respect to NAV as a result of the Reorganization. The approval determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION
     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of common stock of TGO as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to stockholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

     The federal income tax consequences with respect to the Reorganization will be dependent upon the particular facts in existence prior to and at the time of the Reorganization. In addition, the application of certain aspects of the federal income tax law to the proposed Reorganization is unclear and subject to alternative interpretations.
     The parties believe that the Reorganization will be characterized for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. It may, however, be treated as a taxable transaction in which TGO or TYN is deemed to have sold all of their respective assets for federal income tax purposes and the TGO or TYN stockholders are deemed to have exchanged their respective stock in a taxable sale.
     Requirements to Qualify as a Tax-Free Reorganization. Under Code Section 368(a)(1)(C), a transfer by a corporation of substantially all of its assets in exchange solely for voting stock of the acquiring corporation generally qualifies as a tax-free reorganization. For these purposes, the acquiring corporation’s assumption of the target corporation’s debt generally is not taken into account in determining whether the exchange was solely for voting stock of the acquiring corporation, unless the acquiring corporation utilizes any other consideration (not taking into account amounts paid for fractional shares). In addition to the statutory requirements, the transaction needs to satisfy the continuity of proprietary interest, continuity of business enterprise, and business purpose requirements, all of which should be satisfied in the contemplated Reorganization.
     Even if a transaction would satisfy the general requirements for a tax-free reorganization, the Code provides that an otherwise qualifying reorganization involving an investment company will not qualify as a tax-free reorganization unless the investment company is treated as a diversified investment company under tests set forth in Code Section 368(a)(2)(F)(i). For these purposes, an investment company is defined to include a regulated investment company (“RIC”), a real estate investment trust (“REIT”) and a corporation in which 50% or more of its assets are held in stock and securities and 80% or more of its assets are held for investment. Under such test, TYN and TGO are each an investment company. An investment company is treated as diversified if it is (i) a RIC, (ii) a REIT or (iii) an investment company in which not more than (y) 25% of its assets are in the stock or securities of one issuer and (z) 50% of its assets are invested in stock or securities of 5 or fewer issuers (the “asset diversification test”). Code Section 368(a)(2)(F)(iv) provides that “under Regulations as prescribed by the Secretary” assets acquired for purposes of satisfying the asset diversification test are excluded in applying the asset diversification test. However, the Treasury Department has never issued any final regulations, although proposed regulations were issued in 1981 and withdrawn in 1998. Conflicting case law exists as to whether statutory provisions such as Code Section 368(a)(2)(F)(iv) are self-executing in absence of required regulations.
     Under the former proposed regulations, assets acquired for an “impermissible purpose” are excluded. The impermissible purpose need not be the sole purpose. The former proposed regulations generally presumed that assets acquired within one year of the investment company failing to be diversified were acquired for an impermissible purpose. This presumption could be overcome by clear and convincing evidence. The former proposed regulations provided for certain safe harbors, none of which would have any application to the proposed Reorganization. The legislative history underlying the enactment of this provision indicated that this rule is not intended to affect a situation in which a corporation purchases or acquires portfolio stock or securities in the ordinary course of its activities.
     TYN terminated its RIC status after the end of its November 30, 2008 fiscal year and thus does not automatically qualify as diversified. TYN’s current portfolio, however, satisfies the asset diversification test and it is anticipated that TYN’s portfolio will continue to satisfy the asset diversification test (as interpreted by the IRS in the proposed regulations) through the proposed Reorganization. TGO currently satisfies, but has not historically satisfied, the asset diversification test, in part due to TGO’s start-up status. TGO anticipates that it will continue to satisfy the asset diversification test immediately prior to the Reorganization, although given TGO’s size and potential market conditions TGO may not satisfy the asset diversification tests. Thus, although intended to qualify as a tax-free reorganization, the Reorganization may or may not qualify as such as to TYN, TGO, or both. The Companies will make their determination as of the time of the Reorganization, although that determination may be subject to challenge by the IRS.
     Federal Income Tax Consequence if the Transaction Qualifies as a Tax-Free Reorganization. If the Reorganization qualifies as a tax-free reorganization as to both TYN and TGO within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:
•	No gain or loss will be recognized by TGO or TYN upon the transfer to TYN of substantially all of the assets of TGO in exchange for TYN Common Shares and the assumption by TYN of substantially all of the liabilities of TGO and the subsequent liquidation of TGO.

•	No gain or loss will be recognized by a stockholder of TGO who exchanges all of his TGO shares of common stock solely for TYN Common Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share of common stock, as discussed below).
•	The aggregate tax basis of TYN Common Shares, received by a stockholder of TGO pursuant to a Reorganization will be the same as the aggregate tax basis of the shares of common stock of TGO shares of common stock surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).
•	The holding period of TYN Common Shares, received by a stockholder of TGO pursuant to the Reorganization will include the holding period of TGO shares of common stock surrendered in exchange therefor.
•	A stockholder of TGO that receives cash in lieu of a fractional share of common stock of TYN pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share of common stock in an amount equal to the difference between the amount of cash received for the fractional share of common stock and the portion of such stockholder’s tax basis in its TGO shares of common stock that is allocable to the fractional share of common stock. The capital gain or loss will be long-term if the holding period for the TGO shares of common stock is more than one year as of the date of the exchange.
•	TYN’s tax basis in TGO’s assets received by it pursuant to the Reorganization will equal the tax basis of such assets in the hands of TGO immediately prior to the Reorganization, and TYN’s holding period of such assets will, in each instance, include the period during which the assets were held by TGO.

•	TYN will succeed to any net operating loss or capital loss carryforwards that TGO had at the time of the Reorganization, although such carryforwards and possibly any built-in losses with respect to the TGO assets transferred to TYN will be subject to the limitations set forth in Code Section 382. If a change of control occurs with respect to a loss corporation, Code Section 382 generally limits the amount of taxable income which may be offset by net operating loss and capital loss carryforwards to an amount equal to the product of the fair market value of the loss entity’s equity times a specified rate issued by the IRS, which is based upon the highest of the specified rates for ownership changes for any month during the past three months, which for a transaction effected on June 30, 2009 would be 4.61 percent. Thus, if the Reorganization occurred on June 30, 2009 and the fair market value of TGO’s equity is $28.2 million, the amount of the TGO net operating loss carryforward (or capital loss carryforward) that can be used annually to offset TYN’s taxable income would be $1.30 million, until the TGO loss carryforwards were fully utilized or such loss carryforwards expired. Built-in losses in TGO’s assets might also be subjected to this rule. Thus, the Reorganization may cause the value of the TGO deferred tax asset to either increase or decrease following the Reorganization. A decrease might be due to the annual limitations under section 382, which might extend out the ability to utilize the loss carryforwards, and potentially result in the expiration of the loss carryforwards. An increase might be due to TYN having greater income available to be offset by the loss carryforwards.

     Federal Income Tax Consequence if the Transaction Fails to Qualify as a Tax-Free Reorganization. If the Reorganization fails to qualify as a tax-free reorganization because either TGO or TYN fails to qualify as a “diversified” investment company, the transaction will be taxable to the non-diversified investment company and its stockholders. For example, if TGO is treated as a non-diversified investment company, TGO will be deemed to have sold all of its assets to TYN in a taxable transaction, followed by a deemed liquidation of TGO and a distribution of the sales proceeds (the TYN stock) to TGO’s stockholders. Based upon current market values, TGO anticipates that it would recognize a net loss for federal income tax purposes on such deemed sale. Each TGO stockholder would recognize gain or loss on the liquidating distribution in an amount equal to the difference between the fair market value of the TYN stock received in the Reorganization and such stockholder’s basis in its TGO stock. TYN’s basis in the assets of the combined entity would include (i) its historic basis in the assets previously held by TYN and (ii) the fair market value of the TGO assets as of the date of the Reorganization. TYN, after the Reorganization, would not succeed to any net operating or capital loss carryforwards of TGO, including any losses generated from the deemed sale of its assets.
     If, alternatively, TYN is treated as a non-diversified investment company, TYN will be deemed to have sold all of its assets to TGO in a taxable transaction with the attendant deemed liquidation. Based upon current market values, TYN anticipates it would recognize a net loss for federal income tax purposes. Each TYN stockholder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the TYN stock held and the stockholder’s basis in such stock. TYN, after the Reorganization, would receive a fair market value basis in the assets historically held by TYN and will lose any of its pre-existing net operating loss and capital loss carryforwards.
       Reporting Requirements. A TGO stockholder who receives TYN Common Shares as a result of the Reorganization may be required to retain records pertaining to the Reorganization. Each TGO stockholder who is required to file a federal income tax return and who is a “significant holder” that receives TYN Common Shares in the Reorganization will be required to file a statement with the holder’s federal income tax return setting forth the holder’s basis in the TGO shares surrendered and the fair market value of the TYN Common Shares and cash, if any, received in the Reorganization. A “significant holder” is a holder of TGO shares who, immediately before the Reorganization, owned at least 5% of the outstanding TGO shares.

CERTAIN FEDERAL INCOME TAX MATTERS
     The following is a general summary of certain federal income tax considerations affecting TYN and its security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets. More detailed information regarding the federal income tax consequences of investing in our securities is in the statement of additional information.
Company Federal Income Taxation
     TYN is treated as a corporation for federal and state income tax purposes. Thus, it is obligated to pay federal and state income tax on its taxable income. TYN invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, TYN must report our allocable share of the MLP’s taxable income in computing its taxable income regardless of whether the MLPs make any distributions. Based upon our review of the historic results of the type of MLPs in which TYN invests, TYN expects that the cash flow received by it with respect to its MLP investments will exceed the taxable income allocated to it. There is no assurance that TYN’s expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there may be greater tax expense borne by TYN and less cash available to distribute to stockholders or to pay to creditors. In addition, TYN will take into account in determining its taxable income the amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. TYN may be subject to a 20 percent federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds its regular federal income tax.
     TYN is not treated as a RIC under the Code. The Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. TYN’s assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. The regulated investment company taxation rules therefore have no application to TYN or to its stockholders. Although changes to the federal income tax laws permit regulated investment companies to invest up to 25% of their total assets in securities of certain MLPs, such changes still would not allow TYN to pursue its objective. Accordingly, TYN does not intend to change its federal income tax status as a result of such legislation.
     Because TYN is treated as a corporation for federal income tax purposes, its financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. This differs from many closed-end funds that are taxed as regulated investment companies under the Code. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses. To the extent TYN has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. TYN periodically assesses the need to establish a valuation allowance for deferred tax assets based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. TYN’s assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards may expire unused. TYN periodically reviews the recoverability of deferred tax assets based on the weight of available evidence. Accordingly, realization of a deferred tax asset is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. TYN will accrue deferred federal income tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital, as well as capital appreciation of its investments. Upon the sale of an MLP security, TYN may be liable for previously deferred taxes, if any. TYN will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its NAV. From time to time TYN will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

Federal Income Taxation of Common Stock
     Federal Income Tax Treatment of Holders of Common Stock.  Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of TYN’s income, gains, losses or deductions in computing its own taxable income. Instead, since TYN is of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of TYN’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, TYN anticipates that the distributed cash from the MLPs will exceed its share of the MLPs’ income and our gain on the sale of MLP interests. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Thus, TYN anticipates that only a portion of the distributions of DCF will be treated as dividend income to common stockholders. To the extent that distributions to a stockholder exceed TYN’s current and accumulated earnings and profits, the stockholder’s basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares. If a stockholder has no further basis in its shares, the stockholder will report any excess distributions as capital gain if the stockholder holds such shares as a capital asset.
     Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2010. Thereafter, higher federal income tax rates will apply unless further legislative action is taken.
     Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common or preferred stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.
     If a common stockholder participates in the Plan, such stockholder will be treated as receiving the amount of the distributions made by TYN, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by TYN, the fair market value of the shares issued to the stockholder.
     Sale of Shares.  The sale of shares of common stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by TYN (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid distributions. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.
     Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2010. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

     Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because TYN is a corporation for federal income tax purposes, an owner of shares of common stock will not report on its federal income tax return any of its items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of TYN’s common or preferred stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.
     For federal income tax purposes, a regulated investment company or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of TYN’s common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.
     Backup Withholding.  TYN may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide it with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.
     Other Taxation.  Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. TYN’s distributions also may be subject to state and local taxes.
REQUIRED VOTE
     Stockholder approval of the Reorganization Agreement requires the affirmative vote of stockholders of TGO entitled to cast a majority of all votes entitled to be cast on the matter. Abstentions and broken non-votes will have the same effect as votes against approving the Reorganization Agreement since approval is based on the affirmative vote of a majority of all votes entitled to be cast.
BOARD RECOMMENDATION
The Board of Directors of each Fund unanimously recommends stockholders of TGO vote “FOR” the reorganization.

PROPOSAL 2: ISSUANCE OF ADDITIONAL TYN COMMON SHARES
          Pursuant to the Reorganization Agreement, which is described more fully under “Proposal 1: Reorganization” above, TYN will acquire substantially all of the assets and assume substantially all of the liabilities of TGO in exchange for TYN Common Shares. TGO will distribute TYN Common Shares to its common stockholders and will then terminate its registration under the 1940 Act and dissolve under Maryland law. The Board of Directors of TYN, based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit the stockholders of TYN. The combined fund resulting from the Reorganization will have a larger asset base than either of the Funds has currently and economies of scale should result in lower per share expenses. Each Fund incurs both fixed expenses (e.g., board fees, printing fees, costs for legal and auditing services) and variable expenses (e.g. administrative, fund accounting and custodial services). Many of the fixed expenses are duplicative, and there will also be an opportunity to reduce variable expenses over time in a combined fund by taking advantage of breakpoints with greater combined economies of scale. The Reorganization will also permit each Fund to pursue its same investment objective in a larger fund that will continue to focus on the energy sector including MLPs. It is also anticipated that the combined fund may offer enhanced long-term market liquidity and that the larger asset base of the combined fund may provide greater financial flexibility through a stronger balance sheet and additional cushion to continue satisfying asset coverage ratio requirements. Additionally, upon consummation of the Reorganization, the Adviser has agreed to: (i) a fee waiver of 0.10% of average monthly Managed Assets effective January 1, 2010 through December 31, 2010, resulting in a net management fee of 0.90% for calendar year 2010; and (ii) a waiver of 0.05% of average monthly Managed Assets effective January 1, 2011 through December 31, 2011, resulting in a net management fee of 0.95% for calendar year 2011.
     The aggregate NAV (not market value) of TYN Common Shares issued in the Reorganization will equal the aggregate NAV of TGO Fund’s common stock held business day prior to the Reorganization, less the costs of the Reorganization (though stockholders will receive cash for their fractional shares of common stock). The Reorganization will result in no reduction of the NAV of TYN Common Shares, immediately following the Reorganization, other than to reflect the costs of the Reorganization. Based upon TYN’s belief that it qualifies as a diversified investment company under the tax-free reorganization provisions, no gain or loss should be recognized by TYN or its stockholders in connection with the Reorganization. TYN will continue to operate as a registered, non-diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.
     In connection with the Reorganization and as contemplated by the Reorganization Agreement, TYN will issue additional TYN Common Shares and list such shares of common stock on the NYSE. While applicable state and federal law does not require the stockholders of TYN to approve the Reorganization, Section 312.03(c) of the NYSE Listed Company Manual requires the common stockholders of TYN to approve the issuance of additional TYN Common Shares to be issued in connection with the Reorganization. For additional information about the Reorganization, including a comparison of TYN and TGO, the reasons for the Reorganization and the U.S. Federal income tax consequences of the Reorganization, see “Proposal 1: Reorganization.”

REQUIRED VOTE
     Stockholder approval of the issuance of additional TYN Common Shares requires the affirmative vote of a majority of the votes cast by stockholders of TYN, provided that total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the matter. For purposes of the vote on the issuance of additional TYN Common Shares, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote. Both abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.
BOARD RECOMMENDATION
     The Board of Directors of each Fund unanimously recommends stockholders of TYN vote “FOR” the issuance of additional TYN common shares.

PROPOSAL 3: NEW TYN INVESTMENT ADVISORY AGREEMENT
Background
     Pursuant to the terms of the Current Investment Advisory Agreement, Tortoise Capital Advisers, L.L.C. serves as the investment adviser to TYN and is responsible for the portfolio management of TYN.
     On June 3, 2009, the Adviser announced that senior management of the Adviser have entered into a definitive agreement to acquire, along with Mariner Holdings, LLC (“Mariner”), all of the ownership interests in the Adviser. Mariner will purchase a majority stake in the Adviser, with the intention to provide growth capital and resources, and serve as a complementary strategic partner in the asset management business (the “Proposed Transaction”). Mariner is an independent investment firm with affiliates focused on wealth and asset management. Mariner was founded in 2006 by former A.G. Edwards investment professionals and management staff led by Marty Bicknell, and has grown to more than 65 employees with approximately $1.3 billion of assets under management as of June 30, 2009.
     The portfolio management, investment objectives and policies, and investment processes of TYN will not change as a result of the Proposed Transaction or entering into the New Investment Advisory Agreement with the Adviser. The current Managing Directors of the Adviser will continue to serve as the Investment Committee of the Adviser responsible for the investment management of TYN’s portfolio. The Adviser will retain its name and other personnel currently providing services to the Companies and will remain located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
     The business and affairs of the Adviser are currently managed by David J. Schulte, Chief Executive Officer of each Fund; Terry Matlack, a director and the Chief Financial Officer of each Fund; H. Kevin Birzer, director and Chairman of the Board of each Fund, Zachary A. Hamel, Senior Vice President of each Fund, and Kenneth P. Malvey, Senior Vice President and Treasurer of each Fund. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey will continue to serve as Managing Directors of the Adviser and will continue to own a portion of the Adviser following the Proposed Transaction.
     The Proposed Transaction is subject to the receipt of certain approvals and the fulfillment of certain other conditions. The Proposed Transaction will result in a change in control of the Adviser and will, therefore, constitute an “assignment” of the Current Investment Advisory Agreement within the meaning of the 1940 Act. An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.
     In anticipation of the assignment of the Current Investment Advisory Agreement, which will occur as of the closing date of the Proposed Transaction, which is expected to be completed in the third calendar quarter of 2009, the Board of Directors of TYN met in person on June 3, 2009 for purposes of, among other things, considering whether it would be in the best interests of TYN and its stockholders to approve the New Investment Advisory Agreement.
     The terms of the New Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement, except for the effective and termination dates, and would simply continue the relationship between TYN and the Adviser. The amount of the advisory fee paid to the Adviser by TYN under the Current Investment Advisory Agreement will not change under the New Investment Advisory Agreement. A Form of the New Investment Advisory Agreement is attached as Appendix B to the Reorganization Statement of Additional Information. Upon consummation of the Reorganization and approval of the New Investment Advisory Agreement for TYN, the New Investment Advisory Agreement will be the investment advisory agreement for the combined fund.
Information Concerning the Current Investment Advisory Agreement and the New Investment Advisory Agreement
     The terms of the New Investment Advisory Agreement are substantially identical to those of the Current Investment Advisory Agreement, except for the effective and termination dates. If the New Investment Advisory Agreement is approved by TYN’s stockholders, it will become effective upon completion of the Proposed Transaction and will continue in effect for an initial period that runs through December 31, 2010. Thereafter, the New Investment Advisory Agreement is expected to be continued annually, provided that its continuance is approved by TYN’s Board of Directors, including a majority of the Directors who are not parties to the New Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”), at a meeting called for that purpose, or by vote of a majority of the outstanding shares of TYN. The Board of Directors of TYN, including the Independent Directors, last approved the continuance of the Current Investment Advisory Agreement in November 2008.

     The Current Investment Advisory Agreement and the New Investment Advisory Agreement provide that they may be terminated by TYN at any time, without the payment of any penalty, by the Board of Directors of TYN or by the vote of the holders of a majority of the outstanding shares of TYN on 60 days written notice to the Adviser. The Current Investment Advisory Agreement and the New Investment Advisory Agreement provide that they may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days written notice to TYN. The Current Investment Advisory Agreement and the New Investment Advisory Agreement also provide that they will automatically terminate in the event of an “assignment” (as defined in the 1940 Act).
Information Regarding the Adviser
     Tortoise Capital Advisors, L.L.C. is TYN’s investment adviser. The Adviser’s address is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. As of June 30, 2009, the Adviser had approximately $2.0 billion of client assets under management. The Adviser may be contacted at the address listed on the first page of this Joint Proxy Statement/Prospectus.
Matters Considered by the Board of Directors of TYN in approving the New Investment Advisory Agreement
     Prior to the Board of Director’s approval of the New Investment Advisory Agreement, the Independent Directors, with the assistance of counsel independent of the Adviser (hereinafter “independent legal counsel”), requested and evaluated extensive materials about the Proposed Transaction and Mariner from the Adviser and Mariner, which also included information from independent, third-party sources, regarding the factors considered in their evaluation.
     The Independent Directors first learned of the potential Proposed Transaction in January 2009. Prior to conducting due diligence of the Proposed Transaction and of Mariner, each Independent Director had a personal meeting with key officials of Mariner. In February 2009, the Independent Directors consulted with independent legal counsel regarding the role of the Independent Directors in the Proposed Transaction. Also in February 2009, the Independent Directors, in conjunction with independent legal counsel, prepared and submitted their own due diligence request list to Mariner, so that the Independent Directors could better understand the effect the change of control would have on the Adviser. In March 2009, the Independent Directors, in conjunction with independent legal counsel reviewed the written materials provided by Mariner. In April and May 2009, the Independent Directors asked for supplemental written due diligence information and were given such follow-up information about Mariner and the Proposed Transaction.
     In May 2009, the Independent Directors interviewed key Mariner personnel and asked follow-up questions after having completed a review of all documents provided in response to formal due diligence requests. In particular, the follow-up questions focused on (i) the expected continuity of management and employees at the Adviser, (ii) compliance and regulatory experience of the Adviser, (iii) plans to maintain the Adviser’s compliance and regulatory personnel and (iv) benefit and incentive plans used to maintain the Adviser’s current personnel. On May 22, 2009, the Independent Directors and Mariner officials jointly attended the annual meeting of TYN and at such time met to discuss the Proposed Transaction. The Independent Directors also met face-to-face with the Mariner officials in May in the interest of better getting to know key personnel at Mariner. The Independent Directors also discussed the Proposed Transaction and the findings of the Mariner diligence investigation with independent legal counsel in private sessions.
     In approving the New Investment Advisory Agreement, the Independent Directors of TYN requested and received extensive data and information from the Adviser concerning TYN and the services provided to it by the Adviser under the Current Investment Advisory Agreement. In addition, the Independent Directors had approved the continuance of the Current Investment Advisory Agreement, whose terms are substantially identical to those of the New Investment Advisory Agreement, in November 2008. The extensive data and information reviewed, in conjunction with the results of the diligence investigation of the Proposed Transaction and Mariner, form the basis of the conclusions reached below.
          Factors Considered
     The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to approve each New Investment Advisory Agreement, the Independent Directors’ decision was based on the following factors and what, if any, impact the Proposed Transaction would have on such factors.
     Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals responsible for the Adviser’s investment program, the adequacy of the number of the Adviser personnel and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy infrastructure companies, MLP markets and financing (including private financing). The Independent Directors concluded that the unique nature of TYN and the specialized expertise of the Adviser in the niche market of MLPs made it uniquely qualified to serve as the adviser. Further, the Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of TYN.
     Investment Performance of TYN and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding TYN’s performance (including quarterly, last twelve months, and from inception included in information provided in connection with their November 2008 approval as well as supplemental information covering the period from November 30, 2008 through April 30, 2009 and since inception) and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector. The Independent Directors also considered TYN’s performance as compared to comparable closed-end funds for the relevant periods.
     The Adviser provided detailed information concerning its cost of providing services to TYN, its profitability in managing TYN, its overall profitability, and its financial condition. The Independent Directors reviewed with the Adviser the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the New Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other closed-end funds with similar investment objectives and strategies.
     The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), fees charged to separate institutional accounts by the Adviser, and comparisons of fees of closed-end funds with similar investment objectives and strategies, including other MLP investment companies, to TYN. The Independent Directors concluded that the fees and expenses that TYN will pay under the New Investment Advisory Agreement are reasonable given the quality of services to be provided under the New Investment Advisory Agreement and that such fees and expenses are comparable to, and in many cases lower than, the fees charged by advisors to comparable funds.
     Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as TYN grows, and whether fee levels reflect any economies of scale for the benefit of TYN’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of TYN specifically, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its competitive fee structure and through reinvestment in its business to provide stockholders additional content and services.
     Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with TYN. They concluded that the Adviser generally does not use TYN’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.
     The Independent Directors did not, with respect to their deliberations concerning their approval of the New Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to TYN. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.
          Conclusions of the Independent Directors
     As a result of this process, the Independent Directors, assisted by the advice of legal counsel that is independent of the Adviser, taking into account all of the factors discussed above and the information provided by the Adviser, unanimously concluded that the New Investment Advisory Agreement between TYN and the Adviser is fair and reasonable in light of the services provided and should be approved.

Section 15(f) of the 1940 Act
     Section 15(f) of the 1940 Act provides that when a sale of an interest in an investment adviser of a registered investment company occurs that results in an assignment of an investment advisory agreement, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. In order to meet this test it is expected that Terry Matlack, one of the five members of the Adviser’s Investment Committee, will resign from the Board of Directors of TYN upon completion of the Proposed Transaction. Second, an “unfair burden” (as defined in the 1940 Act) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Board of Directors of TYN has determined that the Proposed Transaction will not impose an “unfair burden” on any Company and that the Adviser will not receive any compensation that will result in an “unfair burden” under the 1940 Act definition.
Current and New Investment Advisory Agreement
     The New Investment Advisory Agreement is substantially identical, other than the effective and termination date, to the Current Investment Advisory Agreement described below.
     Under the Current Investment Advisory Agreement, TYN pays the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.0% of TYN’s average monthly Managed Assets. Managed Assets means the total assets of TYN (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liabilities or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. Because the fee paid to the Adviser is determined on the basis of TYN’’s Managed Assets, the Adviser’s interest in determining whether to use leverage may conflict with the interests of TYN and its stockholders. TYN’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. Under a fee waiver agreement, the Adviser has contractually agreed to waive 0.10% of TYN’s average monthly Managed Assets through December 31, 2009. The Adviser intends to continue to waive advisory fees in an amount equal on an annual basis to 0.10% of TYN’s average monthly Managed Assets until December 31, 2009 upon approval of the New Investment Advisory Agreement.
Expenses of the Proposed Transaction
     The Adviser will bear the costs of the Proposed Transaction and will bear 50% of the costs of printing and distributing this Joint Proxy Statement/Prospectus and 50% of any other costs associated with the solicitation of proxies.
REQUIRED VOTE
     The affirmative vote of a “majority of the outstanding voting securities” of TYN is required for approval of the New Investment Advisory Agreement. For this purpose, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of stock of TYN on the Record Date or (ii) 67% or more of the shares of stock of TYN present at the Meeting if more than 50% of the outstanding shares of stock issued, outstanding and entitled to vote is present in person or by proxy at the Meeting.
Impact of Non Approval
     In the event TYN stockholders do not approve the New Investment Advisory Agreement, the Board of Directors of TYN will take such action as it deems to be in the best interests of TYN and its stockholders.

BOARD RECOMMENDATION
     The Board of Directors of TYN unanimously recommends Stockholders of TYN vote “FOR” approval of the New Investment Advisory Agreement.
OTHER INFORMATION
VOTING INFORMATION AND REQUIREMENTS
Record Date
     The Board of Directors of each Fund has fixed the close of business on June 29, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share of common stock and preferred stock held, with no shares having cumulative voting rights. At the Record Date, TYN had outstanding 4,612,640 shares of common stock and 0 shares of preferred stock and TGO had outstanding 5,550,571 shares of common stock and 0 shares of preferred stock.
Proxies
     Please see the enclosed proxy or voting instruction card for detailed instructions on how you may authorize a proxy to vote your shares. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, or by following instructions on the proxy or voting instruction card or by attending the Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Meeting and wish to do so.
          All properly executed proxies received prior to the Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Votes will be cast in the discretion of the proxy holders on any procedural matter other than the proposals that may properly come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more proposals in the event that sufficient votes in favor of any proposal are not received. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares of common stock for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority), if any, are not treated as votes “FOR” a proposal. For Proposal One, abstentions and broker non-votes will have the effect of a vote against the proposal. For Proposal Two, abstentions will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal, unless holders of more than 50% in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will not have any effect on the result of the vote. For Proposal Three, abstentions and broker non-votes will have the effect of a vote against the proposal.
     With respect to each proposal, a majority of the outstanding shares of stock entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

     As of June 30, 2009, no person owned of record or, to the knowledge of a Fund, beneficially 5% or more of the outstanding shares of common stock of either Fund, except as follows:

		Holdings	Percentage
	Shareholder	(shares of common stock)	Owned(1)

TYN	First Clearing, LLC Riverfront Plaza (West Tower) 901 East Byrd Street Richmond, VA 23219	775,850	16.82%

	RBC Dain Rauscher Inc. 1221 Avenue of the Americas New York, NY 10036	529,841	11.49%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	426,248	9.24%

	National Financial Services LLC 200 Liberty Street New York, NY 10281	363,181	7.87%

	Merrill Lynch Safekeeping 4 Corporate Place Piscataway, NJ 08854	319,393	6.92%

	Stifel, Nicolaus & Company Inc. 501 North Broadway St. Louis, MO 63102	268,729	5.83%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	235,072	5.10%
          (1) Based on 4,612,640 common shares outstanding.

		Holdings	Percentage
	Shareholder	(shares of common stock)	Owned(1)

TGO	First Clearing, LLC Riverfront Plaza (West Tower) 901 East Byrd Street Richmond, VA 23219	1,742,548	31.39%

	Stifel, Nicolaus & Company Inc. 501 North Broadway St. Louis, MO 63102	1,699,013	30.61%

	Oppenheimer & Co. Inc. 125 Broad Street New York, NY 10004	457,102	8.24%

	BNP Paribas, New York Branch/BNP Paribas Prime Brokerage Custodian 787 Seventh Avenue The Equitable Tower New York, NY 10019	335,000	6.04%

	Goldman, Sachs & Co. 85 Broad Street New York, NY 10004	334,033	6.02%
     (1) Based on 5,550,571 common shares outstanding.
SOLICITATION OF PROXIES
     Solicitation of proxies by the Funds is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about July 27, 2009. Stockholders of the Funds whose shares of common stock are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In order to obtain the necessary quorum for a Fund at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Adviser, the Fund’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Fund to assist in proxy solicitations. Each Fund may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Fund. If a proxy solicitor is retained by a Fund, the costs associated with all proxy solicitation are not anticipated to exceed $35,000. None of the Funds will pay any representatives of the Fund or the Adviser any additional compensation for their efforts to supplement proxy solicitation. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this Joint Proxy Statement/Prospectus and all other costs in connection with the solicitation of proxies will be borne 50% by the Funds and 50% by the Adviser.
LEGAL MATTERS
     Certain legal matters concerning the federal income tax consequences of the Reorganizations will be passed upon by Husch Blackwell Sanders LLP, Kansas City, Missouri (“HBS”), which serves as counsel to the Funds. HBS may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.
OTHER MATTERS WITH RESPECT TO THE MEETING
          Revoking a Proxy. With respect to each Fund, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Fund at the Fund’s offices located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the Meeting, requesting return of any previously delivered proxy, and voting in person.

     Quorum. With respect to each Fund, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the annual Meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will be treated as shares that are present at the Meeting but that have not been voted.
     With respect to each Fund, if a quorum is not present in person or by proxy at the Meeting, the Chairman of the Meeting or the stockholders entitled to vote at such Meeting, present in person or by proxy, have the power to adjourn the Meeting to a date not more than 120 days after the original record date without notice other than announcement at the Meeting.
     Conduct and Adjournment. Maryland law and each Fund’s bylaws provide that the Chairman of the Meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of such Chairman, are appropriate for the proper conduct of the Meeting. This may include, without limitation, recessing or adjourning the Meeting to a later date and time and place announced at the Meeting, including for the purpose of soliciting additional proxies if there are insufficient votes at the time of the Meeting to approve any proposal, without notice other than announcement at the Meeting.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                    , 2009
     This Agreement and Plan of Reorganization (“Agreement”) is entered into as of                                         , 2009, by and between Tortoise Gas and Oil Corporation, a registered closed-end management investment company, File No. 811-22097 (“TGO”), and Tortoise North American Energy Corporation, a registered closed-end management investment company, File No. 811-21700 (“TYN” and together with TGO, each a “Fund” and collectively the “Funds”).
     The Funds wish to effect a reorganization described in Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of the regulations under the Code. The reorganization will consist of (i) the acquisition by TYN of substantially all of the assets, and the assumption by TYN of substantially all of the liabilities, of TGO in exchange for the issuance by TYN to TGO of an equal aggregate net asset value (“NAV”) (calculated as described in Section 4 below) (less TGO’s share of the Reorganization costs) of newly-issued shares of common stock of TYN, par value $0.001 per share (the “TYN Common Shares”), (ii) the distribution by TGO of such TYN Common Shares to its common stockholders, and (iii) TGO’s termination of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and its dissolution under Maryland law, all on the terms and conditions set forth herein (collectively, the “Reorganization”).
     Each Fund’s Board of Directors (each, a “Board”), including all the members thereof who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) (the “Independent Directors”), (i) has duly adopted and approved this Agreement and the transactions contemplated hereby, and (ii) has determined that participation in the Reorganization is in the best interests of its Fund and its Fund’s stockholders and that the interests of the stockholders thereof will not be diluted as a result of the Reorganization.
     In consideration of the promises and the covenants and agreements thereinafter set forth, and intending to be legally bound, TYN and TGO hereby agree as follows:
1.  REPRESENTATIONS AND WARRANTIES OF TYN.
     TYN represents and warrants to, and agrees with, TGO that:
     (a)    TYN is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. TYN has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
     (b)    TYN is duly registered under the 1940 Act as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.
     (c)    TYN has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.
     (d)    TGO has been furnished with TYN’s Annual Report to Stockholders for the fiscal year ended November 30, 2008, and the audited financial statements appearing therein, having been audited by Ernst & Young LLP, TYN’s independent registered public accounting firm, fairly present the financial position of TYN as of the respective dates indicated, in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”), applied on a consistent basis.
     (e)    An unaudited Statement of Assets and Liabilities of TYN and an unaudited Schedule of Investments of TYN, each as of the Valuation Time (as defined in Section 4 herein), will be furnished to TGO, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of TYN Common Shares (as defined above) to be issued pursuant to Section 4 of this Agreement; each will present the financial position of TYN as of the Valuation Time in conformity with GAAP, applied on a consistent basis.
     (f)    There are no material legal, administrative or other proceedings pending or, to the knowledge of TYN, threatened against it which assert liability on the part of TYN or which materially affect its financial condition or its ability to consummate the

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Reorganization. TYN is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.
     (g)    TYN is not obligated under any provision of its Articles of Incorporation or its Bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
     (h)    There are no material contracts outstanding to which TYN is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or otherwise disclosed to TGO.
     (i)    TYN has no known liabilities of a material amount, contingent or otherwise, other than those shown on its Statements of Assets and Liabilities referred to in subsection (e) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, TYN will advise TGO in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (e) above.
     (j)    No consent, approval, authorization or order of any court or government authority is required for the consummation by TYN of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).
     (k)    The registration statement filed by TYN on Form N-14, which includes the proxy statement of TGO and TYN with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to TYN and to TYN’s reasonable knowledge, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by TYN for use in the N-14 Registration Statement.
     (l)    TYN has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of TYN have been adequately provided for on its books, and no tax deficiency or liability of TYN has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
     (m)    TYN is authorized to issue 100,000,000 shares of common stock, par value $0.001 per share. Each outstanding TYN Common Share is fully paid and nonassessable and has full voting rights.
     (n)    TYN Common Shares to be issued to TGO pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, nonassessable and will have full voting rights, and no shareholder of TYN will have any preemptive right of subscription or purchase in respect thereof.
     (o)    At or prior to the Closing Date, TYN Common Shares to be transferred to TGO for distribution to the stockholders of TGO on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of a Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.
     (p)    At or prior to the Closing Date, TYN will have obtained any and all regulatory, director and stockholder approvals necessary to issue TYN Common Shares to TGO.

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     (q)    TYN’s outstanding Series B senior notes (the “Notes”) are rated “AAA” or its equivalent by a nationally recognized statistical rating organization.
2.  REPRESENTATIONS AND WARRANTIES OF TGO.
     TGO represents and warrants to, and agrees with, TYN that:
     (a)    TGO is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. TGO has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
     (b)    TGO is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
     (c)    TGO has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.
     (d)    TYN has been furnished with TGO’s Annual Report to Stockholders for the fiscal year ended November 30, 2008, and the audited financial statements appearing therein, having been audited by Ernst & Young LLP, TGO’s independent registered public accounting firm, fairly present the financial position of TGO as of the respective dates indicated, in conformity with GAAP, applied on a consistent basis.
     (e)    An unaudited Statement of Assets and Liabilities of TGO and an unaudited Schedule of Investments of TGO, each as of the Valuation Time, will be furnished to TYN at or prior to the Closing Date for the purpose of determining the number of shares of TYN Common Shares to be issued to TGO pursuant to Section 3 of this Agreement; each will present the financial position of TGO as of the Valuation Time in conformity with GAAP, applied on a consistent basis.
     (f)    There are no material legal, administrative or other proceedings pending or, to the knowledge of TGO, threatened against it which assert liability on the part of TGO or which materially affect its financial condition or its ability to consummate the Reorganization. TGO is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.
     (g)    TGO is not obligated under any provision of its Articles of Incorporation or its Bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
     (h)    There are no material contracts outstanding to which TGO is a party that have not been disclosed in the N-14 Registration Statement or otherwise disclosed to TYN.
     (i)    TGO has no known liabilities of a material amount, contingent or otherwise, other than those shown on its Statements of Assets and Liabilities referred to in subsection (e) above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, TGO will advise TYN in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent referred to in subsection (e) above.
     (j)    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by TGO of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.
     (k)    The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to TGO and to TGO’s reasonable knowledge, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be

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stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by TGO for use in the N-14 Registration Statement.
     (l)    TGO has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of TGO have been adequately provided for on its books, and no tax deficiency or liability of TGO has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
     (m)    TGO is authorized to issue 100,000,000 shares of common stock, par value $0.001 per share (the “TGO Common Shares”). Each outstanding TGO Common Share is fully paid and nonassessable and has full voting rights.
     (n)    At both the Valuation Time and the Closing Date, TGO will have full right, power and authority to sell, assign, transfer and deliver the TGO Investments. As used in this Agreement, the term “TGO Investments” shall mean (i) the investments of TGO shown on the Schedule of Investments as of the Valuation Time furnished to TYN; and (ii) all other assets owned by TGO as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the TGO Investments as contemplated by this Agreement, TGO will have good and marketable title to all of the TGO Investments, and TYN will acquire all of the TGO Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the TGO Investments or materially affect title thereto).
     (o)    All of the issued and outstanding TGO Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.
     (p)    The books and records of TGO made available to TYN and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of TGO.
     (q)    TGO will not sell or otherwise dispose of any of TYN Common Shares to be received in the Reorganization, except in distribution to the stockholders of TGO, as provided in Section 3 of this Agreement.
3.  THE REORGANIZATION.
     (a)    Subject to receiving the requisite approvals of the stockholders of TGO and TYN, and to the other terms and conditions contained herein, TGO agrees to convey, transfer and deliver to TYN and TYN agrees to acquire from TGO, on the Closing Date, all of the TGO Investments (including interest, dividends or distributions accrued as of the Valuation Time), and assume from TGO substantially all of the liabilities of TGO. In exchange, TGO will receive on the Closing Date that number of TYN Common Shares and cash for fractional shares as provided in Section 4 of this Agreement.
     (b)    Pursuant to this Agreement, as soon as practicable after the Closing Date, TGO will distribute all cash (for fractional shares) and TYN Common Shares received by it to its stockholders of record in exchange for their TGO Common Shares based on the Exchange Rate (as defined and calculated below). The distribution of TYN Common Shares to TGO stockholders of record shall be accomplished as described in Section 4.
     (c)    The “Exchange Rate” will be determined by dividing the TGO NAV per share by the TYN NAV per share, with each calculated at the Valuation Time (less, in each case, the Reorganization costs for each Fund).
     (d)    If it is determined that the portfolios of TGO and TYN, when aggregated, would contain investments exceeding certain percentage limitations imposed upon TYN with respect to such investments in its non-fundamental investment policies, TGO, if requested by TYN, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require TGO to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of TGO’s Board of Directors or Tortoise Capital Advisors, LLC (the “Investment Adviser”), such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes or would otherwise not be in the best interests of TGO, and (b) nothing will permit TGO to dispose of any portfolio securities or other investments if, in the reasonable judgment of TYN’s Board of Directors or the Investment Adviser, such

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disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes or would otherwise not be in the best interests of TYN.
     (e)    TGO will pay or cause to be paid to TYN any accrued interest, dividends or distributions that TGO receives on or after the Closing Date with respect to any of the TGO Investments transferred to TYN hereunder.
     (f)    Recourse for liabilities assumed from TGO by TYN in the Reorganization will be limited to the net assets acquired by TYN. The known liabilities of TGO, as of the Valuation Time, shall be confirmed to TYN pursuant to Section 2(i) of this Agreement.
     (g)    TGO will be terminated and liquidated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under Maryland law and will withdraw its authority to do business in any state where it is registered.
     (h)    TYN will use its commercially reasonable efforts to ensure that following the Closing Date the Notes maintain the ratings in effect as of the Valuation Time.
4.  ISSUANCE AND VALUATION OF TYN COMMON SHARES IN THE REORGANIZATION.
     TYN shall issue to TGO cash (for fractional shares) and TYN Common Shares collectively having an aggregate value (with the TYN Common Shares valued at their NAV, adjusted for TYN’s share of the Reorganization costs) equal to the net asset value of TGO, reduced by TGO’s share of reorganization costs (with each amount determined as set forth below), in exchange for all of the assets and liabilities of TGO.
     The NAV of each Fund shall be determined as of the Valuation Time in accordance with the normal valuation methodologies adopted by each Fund’s Board of Directors. The Valuation Time shall be 4:00 p.m., Eastern time, on a date mutually agreed upon in writing that is expected to promptly follow the receipt of TGO stockholder approval (the “Valuation Time”). The value of each Fund’s investments (as set forth on the Schedule of Investments provided pursuant to Sections 1(e) and 2(e)) will be determined pursuant to the normal valuation methodologies adopted by each Fund’s Board of Directors, and fair values in all cases shall be determined as of the Valuation Time. Such valuation and determination shall be made by each respective Fund and shall be confirmed in writing, including certifications of the computations involved, to the other Fund.
     For purposes of determining the NAV per share of each Fund’s common shares, the fair value of the securities held by the applicable Fund plus cash or other assets (including interest, dividends or distributions, accrued but not yet received and the value of any net deferred tax assets computed in accordance with GAAP) minus (i) all of the Fund’s liabilities (including accrued expenses and any net deferred tax liabilities), (ii) accrued and unpaid interest payments on any outstanding indebtedness, (iii) the aggregate principal amount of any outstanding indebtedness, (iv) any distributions payable on the Fund’s common stock, and (v) each Fund’s share of the Reorganization costs as described in Section 5, shall be divided by the total number of TGO Common Shares or TYN Common Shares, respectively, outstanding at such time.
     TYN shall issue to TGO a book entry receipt for TYN Common Shares. TGO shall then distribute a number of TYN Common Shares to the record holders of TGO Common Shares equal to the summation of the Exchange Rate times the number of TGO Common Shares held by each respective TGO stockholder on such record date, rounded down to the nearest whole number for each respective TGO stockholder. Such shares will be distributed through a mandatory corporate action (CUSIP swing from TGO CUSIP(s) to the TYN CUSIP).
     No fractional TYN Common Shares will be issued to TGO. In lieu thereof, TGO will receive cash from TYN in an amount equal to the NAV (less Reorganization costs allocable to TGO) of the aggregated fractional TYN Common Shares that such TGO stockholders would otherwise have received. TGO will then distribute such cash to TGO stockholders of record in an amount equal to the net asset value of the fractional TYN Common Shares that the TGO stockholders would otherwise have received in the Reorganization.
5.  PAYMENT OF EXPENSES.
     TGO and TYN will bear expenses incurred in connection with the Reorganization, including but not limited to costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of the joint proxy statement/prospectus and semi-annual reports, SEC and state securities commission filing fees and legal and audit fees in

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connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology to be reviewed by each Fund’s Board of Directors.
6.  COVENANTS OF THE FUNDS.
     (a)    Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.
     (b)    TGO agrees that as soon as practicable following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any TYN Common Shares other than to its stockholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by TYN, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.
     (c)    TGO undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that TGO has ceased to be a registered investment company.
     (d)    TYN will file the registration statement on Form N-14 with the Securities and Exchange Commission (the “SEC”) and will use its commercially reasonable efforts to provide that the registration statement on Form N-14 becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the registration statement on Form N-14 as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.
     (e)    TGO has no plan or intention to sell or otherwise dispose of the TGO Investments, except for dispositions made in the ordinary course of business.
     (f)    Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.
     The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither TYN nor TGO shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, TYN and TGO will take such action, or cause such action to be taken, as is reasonably necessary to enable Husch Blackwell Sanders LLP (“HBS”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to HBS).
     In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. TYN agrees to retain for a period of ten years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of TGO for each of such Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.
     After the Closing Date, TGO shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete dissolution following the Reorganization and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by TGO (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the Adviser or an affiliate thereof.
     (g)    Each Fund agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the joint proxy statement/prospectus which complies in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations, respectively, thereunder.

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     (h)    Following the consummation of the Reorganization, TYN will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.
7.  CLOSING DATE.
     (a)    Delivery of the assets and liabilities of TGO to be transferred and TYN Common Shares to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any TGO Investments, for any reason, are not transferable on the Closing Date, TGO shall cause such TGO Investments to be transferred to TYN’s account with its custodian at the earliest practicable date thereafter.
     (b) TGO will deliver to TYN on the Closing Date confirmation or other adequate evidence as to the tax basis of the TGO Investments delivered to TYN hereunder.
8.  CONDITIONS OF TGO.
     The obligations of TGO hereunder shall be subject to the following conditions:
     (a)    That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the members of the Board of Directors of TGO, including a majority of the Fund’s Independent Directors, and by the affirmative vote of the TGO stockholders entitled to cast a majority of all votes entitled to be cast on the matter; and that TYN shall have delivered to TGO a copy of the resolution approving this Agreement adopted by the Board of Directors of TYN, and a certificate setting forth the vote of holders of TYN Common Shares approving the issuance of additional TYN Common Shares, each certified by its Secretary.
     (b)    That TGO shall have received from TYN a Statement of Assets and Liabilities, with fair values determined as provided in Section 4 of this Agreement, together with a Schedule of Investments, all as of the Valuation Time, certified on TYN’s behalf by any authorized officer of TYN, and a certificate signed by any authorized officer of TYN, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of TYN from the information set forth in the Joint Proxy Statement/Prospectus, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.
     (c)    That TYN shall have furnished to TGO a certificate signed by any authorized officer of TYN, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of TYN made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that TYN has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.
     (d)    That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
     (e)    TGO shall have received the opinion of HBS or Maryland counsel, acting as special counsel for TYN, dated as of the Closing Date, addressed to TGO, substantially in the form and to the effect that:
                 (i)    TYN is validly existing and in good standing under the laws of the State of Maryland;
                 (ii)    TYN is registered as a closed-end management investment company under the 1940 Act;
                 (iii)    TYN has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Maryland, the execution and delivery and the consummation by TYN of the transactions contemplated hereby have been duly authorized by all requisite action of TYN under the laws of the State of Maryland, and this Agreement has been duly executed and delivered by TYN under the laws of the State of Maryland;
                 (iv)    this Agreement constitutes a valid and binding obligation of TYN (assuming this Agreement is a valid and binding obligation of the other party hereto);
                 (v)    the execution and delivery by TYN of this Agreement and the performance by TYN of its obligations under this Agreement do not conflict with the Articles of Incorporation or the Bylaws of TYN;

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                 (vi)    neither the execution, delivery or performance by TYN of this Agreement nor the compliance by TYN with the terms and provisions hereof contravene any provision of the laws of the State of Maryland or the federal laws of the United States;
                 (vii)    no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by TYN or the enforceability of this Agreement against TYN; and
                 (viii)    the TYN Common Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and nonassessable.
     (f)    That TGO shall have obtained an opinion from HBS, counsel for TYN, dated as of the Closing Date, addressed to TGO, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.
     (g)    That all proceedings taken by each of TYN and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.
     (h)    That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of TYN, be contemplated by the SEC.
     (i)    That the Investment Adviser shall have agreed to a management fee waiver of 0.10% and 0.05% of average monthly managed assets of the combined Fund for the 2010 and 2011 calendar years, respectively, which would apply if the Reorganization closes.
     (j)    That the Board of Directors of TGO, including a majority of the Fund’s Independent Directors, believes as of the Closing Date that TYN has the financial capacity to consummate the Reorganization and sufficient liquidity to pay any outstanding balance on the TGO line of credit and remain in compliance with the statutory and contractual leverage limitations by which TYN is bound.
     (k)    That the TYN Common Shares to be issued to TGO in the Reorganization shall have been approved for listing on the New York Stock Exchange.
9.  CONDITIONS OF TYN.
     The obligations of TYN hereunder shall be subject to the following conditions:
     (a)    That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the members of the Board of Directors of TYN, including a majority of the Fund’s Independent Directors, and that the issuance of additional TYN Common Shares shall have been approved by the affirmative vote of a majority of the votes cast, provided that total votes cast on the proposal represented over 50% of all securities entitled to vote on the proposal; and TGO shall have delivered to TYN a copy of the resolution approving this Agreement adopted by TGO’s Board of Directors, and a certificate setting forth the vote of the holders of TGO Common Shares approving the Reorganization, each certified by its Secretary.
     (b)    That TGO shall have furnished to TYN a Statement of Assets and Liabilities, with fair values determined as provided in Section 4 of this Agreement, together with a Schedule of Investments with their respective dates of acquisition and tax basis, all as of the Valuation Time, certified on TGO’s behalf by any authorized officer of TGO, and a certificate signed by any authorized officer of TGO, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of TGO from the information set forth in the Joint Proxy Statement/Prospectus, other than changes in the TGO Investments since that date or changes in the fair value of the TGO Investments.
     (c)    That TGO shall have furnished to TYN a certificate signed by any authorized officer of TGO, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of TGO made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and TGO has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.
     (d)    That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

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     (e)    That TYN shall have received the opinion of HBS or Maryland counsel acting as special counsel for TGO, dated as of the Closing Date, addressed to TYN, substantially in the form and to the effect that:
                 (i)    TGO is validly existing and in good standing under the laws of the State of Maryland;
                 (ii)    TGO is registered as a closed-end management investment company under the 1940 Act;
                 (iii)    TGO has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Maryland, the execution and delivery and the consummation by TGO of the transactions contemplated hereby have been duly authorized by all requisite action of TGO under the laws of the State of Maryland, and this Agreement has been duly executed and delivered by TGO under the laws of the State of Maryland;
                 (iv)    this Agreement constitutes a valid and binding obligation of TGO (assuming this Agreement is a valid and binding obligation of the other party hereto);
                 (v)    the execution and delivery by TGO of this Agreement and the performance by TGO of its obligations under this Agreement do not conflict with the Articles of Incorporation or the Bylaws of TGO;
                 (vi)    neither the execution, delivery or performance by TGO of this Agreement nor the compliance by TGO with the terms and provisions hereof contravene any provision of the laws of the State of Maryland or the federal laws of the United States; and
                 (vii)    no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by TGO or the enforceability of this Agreement against TGO.
     (f)    That TYN shall have obtained an opinion from HBS, counsel for TGO, dated as of the Closing Date, addressed to TYN, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.
     (g)    That all proceedings taken by TGO and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to TYN.
     (h)    That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of TGO, be contemplated by the SEC.
     (i)    That the Investment Adviser shall have agreed to a management fee waiver of 0.10% and 0.05% of average monthly managed assets of the combined fund for the 2010 and 2011 calendar years, respectively, which would apply if the Reorganization closes.
     (j)    That the Board of Directors of TYN, including a majority of the Fund’s Independent Directors, believes as of the Closing Date that TYN will satisfy the conditions set forth in Section 8(j).
10.  TERMINATION, POSTPONEMENT AND WAIVERS.
     (a)    Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of TGO if any condition of TGO’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Directors, or (iii) by the Board of Directors of TYN if any condition of TYN’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Directors.
     (b)    If the transactions contemplated by this Agreement have not been consummated by December 31, 2009, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

A-9

     (c)    In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.
     (d)    At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Directors after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.
     (e)    The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, trustee, agent or stockholder so acts or to its stockholders, to which that officer, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.
     (f)    If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of TYN Common Shares to be issued to TGO, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.
11.  INDEMNIFICATION.
     (a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each, an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such the Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such the Indemnified Party may be or may have been involved as a party or otherwise or with which such the Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such the Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.
     (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten days of receipt of written notice to the Indemnified Party or 30 days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

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12.  OTHER MATTERS.
     (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.
     (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to TGO shall be addressed to TGO c/o Tortoise Capital Advisors, LLC, 11550 Ash Street, Suite 300, Leawood, Kansas 66211, Attention: Connie Savage, Secretary of TGO, or at such other address as TGO may designate by written notice to TYN. Notice to TYN shall be addressed to TYN c/o Tortoise Capital Advisors, LLC, 11550 Ash Street, Suite 300, Leawood, Kansas 66211, Attention: Connie Savage, Secretary of TYN, or at such other address and to the attention of such other person as TYN may designate by written notice to TGO. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.
     (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.
     (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective Directors, stockholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Directors of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such Directors, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.
     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.
     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.
TORTOISE GAS AND OIL CORPORATION
Name
Title
TORTOISE NORTH AMERICAN ENERGY CORPORATION
Name
Title

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APPENDIX B

INVESTMENT ADVISORY AGREEMENT
   INVESTMENT ADVISORY AGREEMENT made as of this ___ day of                     , 2009 by and between Tortoise North American Energy Corporation, a Maryland corporation having its principal place of business in Overland Park, Kansas (the “Company”), and Tortoise Capital Advisors, LLC, a Delaware limited liability company having its principal place of business in Leawood, Kansas (the “Adviser”).
   WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company;
   WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of acting as an investment adviser;
   WHEREAS, the Company and the Adviser desire to enter into an agreement to provide for investment advisory services to the Company upon the terms and conditions hereinafter set forth; and
   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.     Appointment of Adviser.
        The Company appoints the Adviser to act as manager and investment adviser to the Company for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
2.     Duties of the Adviser.
        Subject to the overall supervision and review of the Board of Directors of the Company (“Board”), the Adviser will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company. The Adviser will determine from time to time what securities shall be purchased for the Company, what securities shall be held or sold by the Company and what portion of the Company’s assets shall be held uninvested as cash, subject always to the provisions of the Company’s Articles of Incorporation, Bylaws and its registration statement under the 1940 Act and under the Securities Act of 1933 covering the Company’s shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objective, policies and restrictions of the Company, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board may from time to time establish. To carry out such determinations, the Adviser will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.
3.     Administrative Duties of the Adviser.
        The Adviser agrees to furnish office facilities and clerical and administrative services necessary to the operation of the Company (other than services provided by the Company’s custodian, accounting agent, administrator, dividend disbursing agent and other service providers). The Adviser is authorized to conduct relations with custodians, depositaries, underwriters, brokers, dealers, placement agents, banks, insurers, accountants, attorneys, pricing agents, and other persons as may be deemed necessary or desirable. To the extent requested by the Company, the Adviser shall (i) oversee the performance and fees of the Company’s service providers and make such reports and recommendations to the Board of Directors concerning such matters as the parties deem desirable; (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, shareholder communications and the preparation of Board materials and reports; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board; and (iv) supervise any other aspect of the Company’s administration as may be agreed upon by the Company and the Adviser. The Company shall reimburse the Adviser or its affiliate for all out-of-pocket expenses incurred in providing the services set forth in this Section 3.
4.     Delegation of Responsibilities.
        The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Commission, and if applicable, exemptive orders or similar relief granted by the Commission and upon receipt of approval of such sub-advisers by the Board and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

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5.     Independent Contractors.
        The Adviser and any sub-advisers shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.
6.     Compliance with Applicable Requirements.
        In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:
a.	all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

b.	the provisions of the registration statement of the Company, as the same may be amended from time to time under the 1940 Act;

c.	the provisions of the Prospectus, including without limitation, the investment objective;

d.	the provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time;

e.	the provisions of the Bylaws of the Company, as the same may be amended from time to time

f.	all policies, procedures and directives adopted by the Board; and

g.	any other applicable provisions of state, federal or foreign law.
7.     Brokerage.
        The Adviser is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.
        Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Company and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.
8.     Books and Records.
        The Adviser will maintain complete and accurate records in respect of all transactions relating to the Company’s portfolio. The Adviser will keep or will cause to be kept records in respect of all such portfolio transactions executed on behalf of the Company. To the extent permitted by applicable law, the Adviser shall provide access to its books and records relating to the Company as the Company may reasonably request. The Adviser shall have access at all reasonable times to books and records maintained for the Company to the extent necessary for the Adviser to comply with all applicable securities or other laws to which it is subject, and further provided that the Company shall produce copies of such records and books whenever reasonably required to do so by the Adviser for the purpose of legal proceedings or dealings with any governmental or regulatory authorities or for its internal compliance procedures.

B-2

9.        Compensation.
           For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Company compensation in an amount equal to 1.00 % annually of the average monthly managed assets of the Company. “Managed assets” means the total assets of the Trust (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than deferred taxes or debt representing financial leverage). Accrued liabilities are expenses incurred in the normal course of the Company’s operations.
           Such compensation shall be calculated and accrued monthly and paid quarterly within five (5) days of the end of each calendar quarter. The Company’s net assets shall be computed in accordance with the Articles of Incorporation of the Company and any applicable policies and determinations of the Board of Directors. The parties do hereby expressly authorize and instruct the Company’s Administrator, U.S. Bancorp Fund Services LLC, or its successors, to calculate the fee payable hereunder and to remit all payments specified herein to the Adviser.
           In case of initiation or termination of the Agreement during any month, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect and the fee shall be computed upon the basis of the average gross assets for the business days the Agreement is so in effect for that month.
           The Adviser may, from time to time, waive all or a part of the above compensation.
10.     Expenses of the Adviser.
           It is understood that the Company will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Company shall include, without implied limitation, (i) expenses of maintaining the Company and continuing its existence, (ii) registration of the Company under the 1940 Act, (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (viii) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Company, (xv) compensation and expenses of directors of the Company who are not members of the Adviser’s organization, (xvi) pricing and valuation services employed by the Company, (xvii) all expenses incurred in connection with leveraging of the Company’s assets through a line of credit, or issuing and maintaining preferred shares, (xviii) all expenses incurred in connection with the organization of the Company and the initial pubic offering of common shares, and (xix) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its Directors, officers and shareholders with respect thereto.
11.     Non-Exclusivity.
           The Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Company further understands and agrees that managers of the Adviser may serve as officers or directors of the Company, and that officers or directors of the Company may serve as managers of the Adviser to the extent permitted by law; and that the managers of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or company, including other investment advisory companies.
12.      Consent to the Use of Name.
           The Adviser hereby consents to the use by the Company of the name “Tortoise” as part of the Company’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Company. The name “Tortoise” or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “Tortoise”. The Adviser shall have the right to require the Company to cease using the name “Tortoise” as part of the Company’s name if the Company ceases, for any reason, to employ the Adviser or one of its affiliates as the Company’s investment adviser. Future names adopted by the Company for

B-3

itself, insofar as such names include identifying words requiting the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.
13.     Effective Date, Term and Approval.
          This Agreement shall become effective with respect to the Company, if approved by the shareholders of the Company, as of the date of execution above. If so approved, this Agreement shall continue in force and effect from the date of execution above through December 31, 2010, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:
a.	(i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Company (as defined in Section 2(a)(42) of the 1940 Act); and

b.	by the affirmative vote of a majority of the directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as directors of the Company), by votes cast in person at a meeting specifically called for such purpose.
14.     Termination.
          This Agreement may be terminated as to the Company at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities of the Company, or by the Adviser, on no more than sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act. Upon termination pursuant to this Section 14, the Adviser, at the Company’s request, must deliver all copies of books and records maintained in accordance with this Agreement and applicable law.
15.     Amendment.
          No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.
16.     Liability of Adviser.
          The Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the Company’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in this Agreement. However, the Adviser shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in this Agreement or a material breach or default of the Adviser’s obligations under this Agreement.
17.     Notices.
          Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Adviser shall be 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
18.     Questions of Interpretation.
          Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Delaware.
[signature page follows]

B-4

          IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.
TORTOISE NORTH AMERICAN ENERGY CORPORATION
By:
Name:
Title:
TORTOISE CAPITAL ADVISORS, L.L.C.
By:
Name:
Title:

B-5

The information in this Reorganization Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Reorganization Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
Subject to completion, dated July 22, 2009
REORGANIZATION STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF
TORTOISE GAS AND OIL CORPORATION
BY AND IN EXCHANGE FOR SHARES OF
TORTOISE NORTH AMERICAN ENERGY CORPORATION
Dated July 22, 2009
     This Reorganization Statement of Additional Information should be read in conjunction with the Joint Proxy Statement/Prospectus dated July 22, 2009 relating to the proposed Reorganization (the “Reorganization”) of Tortoise Gas and Oil Corporation (“TGO”) into Tortoise North American Energy Corporation (“TYN”) (the “Joint Proxy Statement/Prospectus”). In the Reorganization, TYN will acquire substantially all of the assets and assume substantially all of the liabilities of TGO in exchange for an equal aggregate net asset value (not market value) of newly-issued shares of common stock, par value $0.001 per share, of TYN (“TYN Common Shares”). TGO will distribute TYN Common Shares to common stockholders of TGO and will then terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and dissolve under Maryland law. A copy of a form of the Agreement and Plan of Reorganization between TGO and TYN is attached hereto as Appendix A. TYN does not anticipate being required to sell any securities solely as a result of the Reorganization. TYN does not anticipate being required to sell any securities solely as a result of the Reorganization. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.
     This Reorganization Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to TYN at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
     TYN will provide, without charge, upon the written or oral request of any person to whom this Reorganization Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Reorganization Statement of Additional Information is a part.

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INVESTMENT LIMITATIONS
This section supplements the disclosure in the Joint Proxy Statement/Prospectus and provides additional information on the investment limitations of TYN and TGO. Unless otherwise indicated, the disclosure in this section generally applies to TYN and TGO. Investment limitations identified as fundamental may only be changed with the approval of the holders of a majority of TYN’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).
Investment limitations stated as a maximum percentage of TYN’s assets are only applied immediately after, and because of, an investment or a transaction to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with TYN’s investment limitations. All limitations with respect to nonfundamental investment policies that are based on a percentage of total assets include assets obtained or expected to be obtained through leverage.
Fundamental Investment Limitations
     Tortoise North American Energy Corporation
The following are TYN’s fundamental investment limitations set forth in their entirety. TYN may not:
•	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	concentrate (invest 25% or more of total assets) its investments in any particular industry, except that it will concentrate its assets in the group of industries constituting the North American energy sector;

•	underwrite securities issued by others, except to the extent that it may be considered an underwriter within the meaning of the 1933 Act, in the disposition of restricted securities held in its portfolio;

•	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that it may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

•	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that it may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.
     Tortoise Gas and Oil Corporation
The following are TGO’s fundamental investment limitations set forth in their entirety. TGO may not:
•	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

•	concentrate (invest 25% or more of total assets) its investments in any particular industry, except that it will concentrate its assets in the group of industries constituting the energy sector;

•	underwrite securities issued by others, except to the extent that it may be considered an underwriter within the meaning of the 1933 Act, in the disposition of restricted securities held in its portfolio;

•	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that it may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

•	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that it may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.
Nonfundamental Investment Policies
     Tortoise North American Energy Corporation
TYN has adopted the following non-fundamental restrictions and policies. TYN will not:

•	Under normal conditions, invest less than 80% of its total assets in equity securities of energy companies; TYN will provide stockholders with notice at least 60 days prior to changing this non-fundamental policy unless such change was previously approved by stockholders.

•	Under normal conditions, invest more than 50% of its total assets in restricted securities; TYN will provide stockholders with notice prior to changing this non-fundamental policy of the Company unless such change was previously approved by stockholders.

•	Enter into short sales.
     Tortoise Gas and Oil Corporation
     TGO has adopted the following nonfundamental policies:
•	Under normal circumstances, TGO invests at least 80% of its total assets (including assets obtained through leverage) in the equity securities of companies that derive a majority of their revenues from operations in the upstream and midstream gas and oil segments of the energy sector; TGO will provide stockholders with notice at least 60 days prior to changing this non-fundamental policy unless such change was previously approved by stockholders.

•	TGO may invest up to 100% of its total assets in the equity securities of companies that derive a majority of their revenues from operations in the upstream segment of the energy sector;

•	TGO may invest up to 100% of its total assets in restricted securities purchased directly from issuers in the energy sector, all of which may be illiquid securities and all of which may be issued by privately held companies;

•	TGO may invest up to 100% of its total assets in the equity securities of master limited partnerships (“MLPs”) (all of which are public companies), including MLPs in the upstream and midstream segments of the energy sector;

•	TGO may invest up to 80% of its total assets in the equity securities of MLPs that derive a majority of their revenues from operations in the midstream segment of the energy sector;

•	TGO may invest up to 20% of its total assets in the equity securities of other companies that exploit and produce natural resources other than energy resources; and

•	TGO will not engage in short sales.
As used in the bullets above, the term “total assets” includes assets obtained through leverage for the purpose of each nonfundamental investment policy.
The TYN Board of Directors (the “Board of Directors” or the “Board”) may change its nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports). Unless otherwise stated, all investment restrictions apply at the time of purchase and TYN will not be required to reduce a position due solely to market value fluctuations.
Currently under the 1940 Act, TYN is not permitted to incur indebtedness unless immediately after such borrowing it has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of its total assets including the amount borrowed, less all liabilities and indebtedness not represented by senior securities). Additionally, currently under the 1940 Act, TYN may not declare any dividend or other distribution upon its common or preferred stock, or purchase any such stock, unless its aggregate indebtedness has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Currently under the 1940 Act, TYN is not permitted to issue preferred stock unless immediately after such issuance it has asset coverage of at least 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock (i.e., the aggregate principal amount of such indebtedness and liquidation value may not exceed 50% of the value of TYN’s total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities). In addition, currently under the 1940 Act, TYN is not permitted to declare any cash dividend or other distribution on its common stock or purchase any such common stock unless, at the time of such declaration or purchase, it would satisfy this 200% asset coverage requirement test after deducting the amount of such dividend, distribution or share price.
Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by TYN would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.
Currently under the 1940 Act, TYN is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with TYN, except for a loan from TYN to a company which owns all of its outstanding securities. Currently, under interpretative positions of the staff of the SEC, TYN may not have on loan at any given time securities representing more than one-third of its total assets.
TYN interprets its policies with respect to borrowing and lending to permit such activities as may be lawful, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.
Under the 1940 Act, TYN may, but does not intend to, invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, TYN will bear its ratable share of that investment company’s expenses, and would remain subject to payment of TYN’s advisory fees and other expenses with respect to assets so invested. Holders of common stock would therefore be subject to duplicative expenses to the extent TYN invests in other investment companies. In addition, the securities of other investment companies also may be leveraged and will therefore be subject to the same leverage risks described herein and in the Joint Proxy Statement/Prospectus. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. A material decline in net asset value may impair TYN’s ability to maintain asset coverage on preferred stock and debt securities, including any interest and principal for debt securities.
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The Joint Proxy Statement/Prospectus presents TYN’s investment objective and principal investment strategies and risks. This section supplements the disclosure in the Joint Proxy Statement/Prospectus and provides additional information on TYN’s investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of TYN’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with TYN’s restrictions and policies.
TYN’s investment objective is to seek a high level of total return with an emphasis on divided income paid to stockholders. For purposes of TYN’s investment objective, total return includes capital appreciation of, and all distributions received from, securities in which if invests regardless of the tax character of the distribution. There is no assurance that TYN will achieve its investment objective. TYN’s investment objective and the investment policies discussed below are nonfundamental. The Board of Directors may change an investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Shareholders will receive at least 60 days’ prior written notice of any change to the nonfundamental investment policy of investing at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of entities in the energy sector. Unlike most other investment companies, TYN is not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Therefore, TYN is taxed as a regular “C” corporation and is subject to federal and applicable state corporate income taxes.
Under normal circumstances, TYN will invest at least 80% of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America. The equity securities of the energy companies TYN may purchase consist primarily of interests in MLPs, but may also include Canadian royalty and income trusts, common stock, preferred stock, convertible securities, warrants, and depository receipts issued by energy companies that are not MLPs. TYN may also invest up to 50% of its total assets in restricted securities for which no public trading market exists, all of which may be illiquid securities and all of which may be issued by privately held companies. TYN may also invest in debt securities.
The following pages contain more detailed information about the types of issuers and instruments in which TYN may invest, strategies the Adviser may employ in pursuit of investment objective and a discussion of related risks. The Adviser may not buy these instruments or use these techniques unless it believes that doing so will help TYN achieve its objective.
Energy Company Issuers
Under normal circumstances, TYN invests at least 80% of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector, which may include:
U.S. Master Limited Partnerships
An MLP is an entity that is taxed as a partnership and that derives each year at least 90% of its gross income from “Qualifying Income.” Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities that generate Qualifying Income. MLP interests (known as units) are traded on securities exchanges or over-the-counter. An MLP’s organization as a partnership and compliance with the Qualifying Income rules eliminates federal tax at the entity level.
An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in an MLP, the investor becomes a limited partner.
MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into an MLP of which it is the general partner, to realize the assets’ full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to an MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Unlike the ways described above, it is also possible for a newly formed entity to commence operations as an MLP from its inception.
The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.
In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.
MLPs tend to pay relatively higher distributions than other types of companies and TYN intends to use these MLP distributions in an effort to meet its investment objective.
As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner’s marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.
Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment or other distributions from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP, generally capital gain. The investor’s original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income and gain.
The partner will not incur federal income tax on distributions until: (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is gain or loss for federal income tax purposes.
The business of MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Specifically, processing and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP industry in general could be hurt by market perception that MLP’s performance and valuation are directly tied to commodity prices.
MLPs in the energy sector in which TYN will invest can generally be classified into the following categories:
     Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (“NGLs”) (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs typically do not have direct commodity price exposure because they do not own the product being shipped.
     Gathering & Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of NGLs. Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be sold to utilities and other end users. Revenue for the processor is fee-based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities. Gathering and processing MLPs attempt to minimize cash flow volatility by hedging volumes and cash flows exposed to commodity prices.
     Oil and Gas Exploitation & Production (“E&P”) MLPs produce energy resources, including crude oil and natural gas, from mature, long-life basins throughout the United States. Revenue is generated by the sale of crude oil or natural gas, resulting in direct commodity price exposure. E&P MLPs reduce cash flow volatility associated with commodity prices by executing multi-year hedging strategies that fix the price of oil and gas produced.
     Shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.
     Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season. Accordingly, volumes are weather dependant, but have utility type functions similar to electricity and natural gas.
MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions.
MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.
MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.
MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “SuperFund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.
MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.
For a further discussion and a description of MLP tax matters, see the section entitled “Certain Federal Income Tax Matters.”
Non-MLP Energy Sector Companies
Although TYN emphasizes investments in MLPs, it also may invest in companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations or limited liability companies rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.
The energy industry and particular energy companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types in insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy companies to raise needed capital.
     Canadian Royalty and Income Trusts
     A Canadian royalty trust is a royalty trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the acquisition, exploitation, production and sale of oil and natural gas. These funds generally pay out to unitholders the majority of the cash flow that they receive from the production and sale of underlying oil and natural gas reserves. The amount of distributions paid on a Canadian royalty trust’s units will vary from time to time based on production levels, commodity prices, royalty rates and certain expenses, deductions and costs, as well as on the distribution payout ratio policy adopted. As a result of distributing the bulk of their cash flow to unitholders, the ability of a Canadian royalty trust to finance internal growth through exploration is limited. Therefore, Canadian royalty trusts typically grow through acquisition of additional oil and gas properties or producing companies with proven reserves of oil and gas, funded through the issuance of additional equity, or, where the trust is able, additional debt.

A Canadian income trust is an income trust whose securities are listed on a Canadian stock exchange and which controls an underlying company whose business is the ownership and operations of pipelines or other energy distribution assets. These trusts typically generate stable cash flow through the levy of fixed rate transportation tolls based on product throughput. The amount of the distributions paid by these trusts varies with the market demand for transportation of production or their distribution systems. While they are generally not as commodity price sensitive as oil and natural gas royalty trusts, they may be affected by fluctuations in commodity prices in the longer term and are sensitive to the prevailing interest rate levels.
TYN’s Investments
The types of securities in which TYN may invest include, but are not limited to, the following:
MLP Equity Securities. Consistent with its investment objective, TYN may invest up to 100% of its total assets in equity securities of energy companies, including those issued by MLPs and their affiliates such as common units, convertible subordinated units, I-Shares and limited liability company (“LLC”) common units (each discussed below). TYN also may invest up to 20% of its total assets in equity securities of entities not in the energy sector or in debt securities.
The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect TYN’s net asset value per share, which will fluctuate as the value of the securities held by TYN changes. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.
Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.
MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as a merger, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Also, like common stock, prices of MLP common units are sensitive to general movements in the stock market and a drop in the stock market may depress the price of MLP common units to which TYN has exposure.
Limited Liability Company Units. Some energy companies in which TYN may invest have been organized as LLCs. Such LLCs are treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, TYN may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holder to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their earnings. LLC common unit holders generally have first rights to a MQD prior to distributions to subordinated unit holders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unit holders have first rights to the LLC’s remaining assets after bond holders, other debt holders and preferred unit holders, if any, have been paid in full. LLC common units may trade on a national securities exchange or over-the-counter.
In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.
MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less than common unit holders in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, convertible subordinated units generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. Although the means by which convertible subordinated units convert into senior common units depend on a security’s specific terms, MLP convertible subordinated units typically are exchanged for common shares. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units. Distributions may be paid in cash or in-kind.
MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to an affiliate of an MLP, typically a limited liability company that owns an interest in and manages the MLP. The I-Shares issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Shares is taxed as a corporation for federal income tax purposes. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.
Equity Securities of MLP Affiliates. TYN may also invest in equity securities of MLP affiliates, by purchasing securities of limited liability entities that own general partner interests of MLPs. General partner interests of MLPs are typically retained by an MLP’s original sponsors, such as its founders, corporate partners, entities that sell assets to the MLP and investors such as the entities from which TYN may purchase general partner interests. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests often confer direct board participation rights and in many cases, operating control, over the MLP. These interests themselves are not publicly traded, although they may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of the MLP’s aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically hold incentive distribution rights (“IDRs”), which provide them with a larger share of the aggregate MLP cash distributions as the distributions to limited partner unit holders are increased to prescribed levels. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by the MLP limited partner unitholders.
Non-MLP Equity Securities. TYN may also invest in common and preferred stock, limited liability company interests, limited partner interests, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by TYN. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which TYN has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which affect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.
Debt Securities. TYN may invest up to 20% of its total assets in debt securities, including in below investment grade securities. TYN’s debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred and payment in kind features. If a security satisfies TYN’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, TYN will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of TYN and its stockholders.
Below Investment Grade Debt Securities. TYN may invest up to 20% of its assets in below investment grade securities.
     Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in TYN is subject to the following specific risks:

•	increased price sensitivity to changing interest rates and to a deteriorating economic environment;
•	greater risk of loss due to default or declining credit quality;
•	adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and
•	if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.
     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on TYN’s net asset value and the market value of its common stock. In addition, TYN may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, TYN may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, TYN would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.
     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on TYN’s ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than those for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, TYN could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating TYN’s net asset value.
     Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which TYN may invest its assets, the yields and prices of such securities may tent to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
     TYN does not intend to invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by TYN, TYN may be required to bear certain extraordinary expenses in order to protect and recover its investment if it is recoverable at all.
     Canadian Royalty and Income Trust Securities. The Canadian royalty and income trust securities in which TYN may invest consist primarily of trust units that represent an equity ownership interest in a trust created under the laws of a Canadian province. The trust units generally entitle the holder to receive monthly or quarterly cash distributions from the trust, as well as the potential to share in the trust’s success through capital appreciation. In the event of a liquidation of the trust that issued the trust units, the holders of the trust units generally would be entitled to their pro rata share of any liquidation proceeds, net of any applicable withholding tax in the case of non-residents of Canada, remaining after payment of all outstanding debts and other liabilities. Canadian royalty and income trust units generally trade on a Canadian stock exchange, such as the Toronto Stock Exchange, and also may trade on one of the United States stock exchanges. Holders of trust units generally have the right to vote upon the election of managers or directors of the trusts.
Other Investment Companies. TYN may invest in the securities of other investment companies to the extent that such investment is consistent with its investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, TYN may not acquire the securities of other domestic or non-U.S. investment companies, if, as a result, (1) more than 10% of its total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by TYN, or (3) more than 5% of TYN’s total assets would be invested in any one investment company.
     These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. As a holder of the securities of other investment companies, TYN will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of TYN’s own operations.
Restricted, Illiquid and Thinly-Traded Securities. TYN may invest up to 50% of its total assets in restricted securities, all of which may be illiquid securities and all of which may be issued by private companies. Restricted securities are less liquid than securities traded in the open market, therefore, TYN may not be able to readily sell such securities. Investments currently considered by the Adviser to be illiquid because of such restrictions include subordinated convertible units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Company’s most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, TYN may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.
Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, the Adviser has the ability to deem restricted securities as liquid. To enable TYN to sell its holdings of a restricted security not registered under the 1933 Act, TYN may have to cause those securities to be registered. When TYN must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that TYN can sell it. TYN would bear the risks of any downward price fluctuation during that period.
In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.
Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by TYN, however, could affect adversely the marketability of such portfolio securities and TYN might be unable to dispose of such securities promptly or at reasonable prices.
TYN may also invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the New York Stock Exchange (“NYSE”), the NYSE Alternext U.S. (formerly known as the American Stock Exchange) the NASDAQ National Market or other securities exchanges or markets, such securities may have a lower trading volume less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when TYN believes it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with methodologies established by the Board. Investment of capital in thinly-traded securities may restrict TYN’s ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which TYN’s operations require cash and could result in it borrowing to meet short term needs or incurring losses on the sale of thinly-traded securities.
Repurchase Agreements. TYN may enter into “repurchase agreements” backed by U.S. Government securities. A repurchase agreement arises when TYN purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time TYN holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of not more than seven days and could be used to permit TYN to earn interest on assets awaiting long term investment.

TYN requires continuous maintenance by the custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, TYN could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while TYN seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.
Reverse Repurchase Agreements. TYN may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which TYN is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.
At the time when TYN enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other “high-grade” debt obligations) of TYN having a value at least as great as the purchase price of the securities to be purchased will be segregated on its books and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by TYN creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, TYN’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. TYN intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.
Margin Borrowing. Although TYN does not currently intend to, it may in the future use margin borrowing of up to 33.33% of its total assets for investment purposes when the Adviser believes it will enhance returns. Margin borrowings by TYN create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which TYN has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then TYN could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of its assets, TYN might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice. Any use of margin borrowing by TYN would be subject to the limitations of the 1940 Act, including the prohibition on TYN issuing more than one class of senior securities, and the asset coverage requirements discussed earlier in this Reorganization Statement of Additional Information.
Interest Rate Transactions. In an attempt to reduce the interest rate risk arising from its leveraged capital structure, TYN may, but is not obligated to, enter into interest rate transactions such as swaps, caps and floors. There is no assurance that the interest rate hedging transactions into which TYN enters will be effective in reducing its exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on TYN’s hedging transactions may not correlate exactly with TYN’s payment obligations on senior securities.
The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, TYN would agree to pay to the other party to the interest rate swap (known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to TYN a variable rate payment that is intended to approximate its variable rate payment obligation on any variable rate borrowings or preferred stock. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, TYN would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, it would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, TYN would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. When interest rate transactions are outstanding, TYN will segregate liquid assets with its custodian in an amount equal to its net payment obligation under the transactions. Therefore, depending on the state of interest rates in general, TYN’s use of interest rate transactions could enhance or decrease cash flow available to make payments with respect to the MMP Shares. Further, to the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in TYN’s net asset value. In addition, if the counterparty to an interest rate transaction defaults, TYN would not be able to use the anticipated net receipts under the interest rate transaction to offset its cost of financial leverage.

Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. Delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. TYN may receive fees or price concessions for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with TYN’s investments. If TYN remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, TYN will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When TYN sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, TYN could miss a favorable price or yield opportunity or suffer a loss.
Securities Lending. TYN may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows TYN to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk.
The Adviser understands that it is the current view of the SEC staff that TYN may engage in loan transactions only under the following conditions: (1) TYN must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, TYN must be able to terminate the loan at any time; (4) TYN must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) TYN may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Temporary Investments and Defensive Investments. On a temporary basis to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades, TYN may invest in cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other liquid fixed income securities — all of which are expected to provide a lower yield than the securities of MLPs and their affiliates. TYN anticipates that under normal market conditions not more than 5% of its total assets will be invested in these instruments.
Under adverse market or economic conditions or pending investment of offering or leverage proceeds, TYN may invest 100% of its total assets in these securities. The yield on these securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent TYN invests in these securities on a temporary basis or for defensive purposes, it may not achieve its investment objective.

MANAGEMENT OF THE COMPANY
Directors and Officers
TYN and TGO each have the same investment adviser and the same Board of Directors. Unless otherwise indicated, the disclosure in this section applies to TYN and to TGO. TYN’s business and affairs are managed under the direction of the Board of Directors. Accordingly, the Board of Directors provides broad supervision over TYN’s affairs, including supervision of the duties performed by the Adviser. TYN’s officers are responsible for its day-to-day operations. The names, ages and addresses of each director and officer of TYN together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Leawood, Kansas 66211. The Board of Directors consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER BOARD
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	POSITIONS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
Independent
Directors

Conrad S. Ciccotello (Born 1960)	Director since inception	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; Formerly Editor, “Financial Services Review” (an academic journal dedicated to the study of individual financial management) (2001-2007); Published several academic and professional journal articles about energy infrastructure and MLPs.	6	None

	POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER BOARD
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	POSITIONS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
Independent
Directors
(Continued)

John R. Graham (Born 1945)	Director since inception	Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser), since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).	6	Kansas State Bank

Charles E. Heath (Born 1942)	Director since inception	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	6	None

	POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER BOARD
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	POSITIONS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
Interested Directors
and Officers(2)

H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since inception	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”) (1990-present); Director and Chairman of the board of each of TYG, TYY, TTO, TGO and the other private investment company managed by the Adviser since inception of each Fund, Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.	6	None

Terry C. Matlack (Born 1956)	Director, and Chief Financial Officer since inception; Chief Compliance Officer from inception to June 2006; Treasurer from inception to November 2005; Assistant Treasurer from November 2005 to April 2008	Managing Director of the Adviser since 2002; full-time Managing Director, Kansas City Equity Partners, LC (“KCEP”) (2001-2002); President, GreenStreet Capital, a private investment firm (1998-2001). Director and Chief Financial Officer of each of TYG, TYY, TTO, TGO and the other private investment company managed by the Adviser since inception of each Fund; Chief Compliance Officer of TYY from inception through May 2006 and of TYG from 2004 through May 2006; Treasurer of TYY and TYG from their inception to November 2005; Assistant Treasurer of TYG and TYY from November 2005 to April 2008, of TTO and TGO from their inception to April 2008 and of the other private investment company since inception. CFA designation since 1985.	6	None

POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER BOARD
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	POSITIONS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
David J. Schulte (Born 1961)	Chief Executive Officer since inception; President from inception to September 2008	Managing Director of the Adviser since 2002; full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG and TYY since inception; Chief Executive Officer of TTO since 2005 and President of TTO from 2005 to April 2007; Chief Executive Officer of TGO since inception and President of TGO from 2007 to June 2008; President of the other private investment company managed by the Adviser since 2007 and Chief Executive Officer of the other private investment company from 2007 to December 2008. CFA designation since 1992.	N/A	None

Zachary A. Hamel (Born 1965)	Senior Vice President since April 2007; Secretary from inception to April 2007	Managing Director of the Adviser since 2002; Partner with Fountain Capital (1997-present). Senior Vice President of TYG, TGO and the other private investment company managed by the Adviser since 2007, of TYY and TTO since 2005; Secretary of each of TYG, TYY and TTO from their inception to April 2007. CFA designation since 1988.	N/A	None

POSITION(S) HELD
	WITH COMPANY, TERM		NUMBER OF	OTHER BOARD
	OF OFFICE AND	PRINCIPAL	PORTFOLIOS IN FUND	POSITIONS
	LENGTH OF	OCCUPATION DURING	COMPLEX OVERSEEN BY	HELD BY
NAME AND AGE	TIME SERVED	PAST FIVE YEARS	DIRECTOR (1)	DIRECTOR
Interested Directors
and Officers(2)

Kenneth P. Malvey (Born 1965)	Senior Vice President since April 2007; Treasurer of TYN since November 2005; Assistant Treasurer from inception to November 2005	Managing Director of the Adviser since 2002; Partner, Fountain Capital Management (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of TYG, TYY and TTO since 2005, and of TGO and the other private investment company managed by the Adviser since 2007; Senior Vice President of TYY and TTO since 2005, and of TYG, TGO and the other private investment company since 2007; Assistant Treasurer of TYG and TYY from their inception to November 2005; Chief Executive Officer of the other private investment company since December 2008. CFA designation since 1996.	N/A	None

Rob Thummel (Born 1972)	President since September 2008	Senior Financial Analyst of the Adviser since 2004; Director of Finance at KLT Inc., a subsidiary of Great Plains Energy (1998-2004); Senior Auditor at Ernst & Young LLP (1995-1998).	N/A	None

(1)	This number includes TYN, TGO, Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise Capital Resources Corporation (“TTO”) and the other private investment company managed by the Adviser. The Adviser also serves as the investment adviser to TGO, TYG, TYY, TTO and the other private investment company.

(2)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” of TYN within the meaning of the 1940 Act.
TYN has an audit committee consisting of three directors (the “Audit Committee”) who are not “interested persons” of TYN within the meaning of the 1940 Act (“Independent Directors”). The Audit Committee members are Conrad S. Ciccotello (Chairman), John R. Graham and Charles E. Heath. The Audit Committee’s function is to oversee the Company’s accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of TYN’s independent registered public accounting firm, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to the Company’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate.

TYN has a nominating and governance committee that consists exclusively of three Independent Directors (the “Nominating Committee”). The Nominating Committee members are Conrad S. Ciccotello, John R. Graham (Chairman) and Charles E. Heath. The Nominating Committee’s function is to nominate and evaluate Independent Director candidates, review the compensation arrangements for each of the directors, review corporate governance issues and developments, and to develop and recommend to the Board corporate governance guidelines and procedures, to the extent appropriate. The Nominating Committee will consider nominees recommended by shareholders so long as such recommendations are made in accordance with TYN’s Bylaws.
TYN has a compliance committee that consists exclusively of three Independent Directors (the “Compliance Committee”). The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with TYN’s Code of Ethics, and handle other matters as the Board or committee chair deems appropriate. The Compliance Committee members are Conrad S. Ciccotello, John R. Graham and Charles E. Heath (Chairman).
TYN also has an executive committee consisting of Kevin Birzer and Terry Matlack that has authority to exercise the powers of the Board (i) where assembling the full Board in a timely manner is impracticable, (ii) to address emergency matters, or (iii) to address matters of an administrative or ministerial nature. Messrs. Birzer and Matlack are “interested persons” within the meaning of the 1940 Act.
The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2008 for TYN and TGO:

	TYN	TGO
Board of Directors	11	8
Executive Committee	0	0
Audit Committee	2	2
Nominating and Governance Committee	1	1
Compliance Committee	1	1
Directors and officers who are interested persons of TYN, TGO or the administrator will receive no salary or fees from TYN or TGO. For the current fiscal year, each Independent Director receives from TYN an annual retainer of $6,000 (plus an additional $2,000 for the Chairman of the Audit Committee and an additional $1,000 for each other committee Chairman) and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $1,000 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $1,000 for each other committee meeting attended in person or telephonically. For the current fiscal year, each Independent Director receives from TGO an annual retainer of $3,000 (plus an additional $2,000 for the Chairman of the Audit Committee and an additional $1,000 for each other committee Chairman) and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or Audit Committee attended in person (or $1,000 for each Board or Audit Committee meeting attended telephonically, or for each Audit Committee meeting attended in person that is held on the same day as a Board meeting), and an additional $1,000 for each other committee meeting attended in person or telephonically. No director or officer is entitled to receive pension or retirement benefits from TYN or TGO.

The table below sets forth the compensation paid to the directors by TYN and TGO for the fiscal year ended November 30, 2008.

Pension or
			Retirement		Total
			Benefits		Compensation
			Accrued as		from Company
	Aggregate		Part of	Estimated Annual	and Fund
Name of Person,	Compensation from		Company	Benefits Upon	Complex Paid
Position	Company (1)		Expenses	Retirement	to Directors (2)

	TYN	TGO
Independent Persons
Conrad S. Ciccotello	$27,667	$20,000	$0	$0	$182,000
John R. Graham	$26,667	$19,000	$0	$0	$171,000
Charles E. Heath	$26,667	$19,000	$0	$0	$171,000

(1)	No amounts have been deferred for any of the persons listed in the table.

(2)	Fund Complex includes the six companies — TYN, TGO, TYG, TYY, TTO and a private investment company managed by the Adviser.
The following table sets forth the dollar range of equity securities beneficially owned by each director of TYN and of TGO as of December 31, 2008.

Aggregate Dollar
Range of
Holdings in
Funds Overseen
by Director in
Director	Aggregate Dollar Range of Holdings in the Company (1)		Fund Complex (2)

Interested Directors	TYN	TGO
H. Kevin Birzer	$50,001 - $100,000	$10,001 - $50,000	Over $100,000
Terry C. Matlack	Over $100,000	$10,001 - $50,000	Over $100,000

Independent
Directors
Conrad S. Ciccotello	$10,001 - $50,000	$1 - $10,000	Over $100,000
John R. Graham	$10,001 - $50,000	$1 - $10,000	Over $100,000
Charles E. Heath	$10,001 - $50,000	$1 - $10,000	Over $100,000

(1)	Based on the closing price of TYN’s common shares on the New York Stock Exchange on December 31, 2008 and the November 30, 2008 net asset value per share of TGO. As of December 31, 2008, the directors and officers of TYN and TGO, as a group, owned less than 1.0% of any class of such company’s outstanding shares of stock.

(2)	Includes TYN, TGO, TYG, TYY, TTO and the other privately held closed-end management investment company. Amounts based on the closing price of the common shares of TYN, TYG, TYY and TTO on the New York Stock Exchange on December 31, 2008, NAV of TGO at November 30, 2008 and NAV of the other private investment company at December 31, 2008.

Control Persons
     As of June 30, 2009, no person owned of record or, to the knowledge of a Fund, beneficially 5% or more of the outstanding shares of common stock of TYN, except as follows:

		Holdings	Percentage
	Shareholder	(shares of common stock)	Owned(1)

TYN	First Clearing, LLC Riverfront Plaza (West Tower) 901 East Byrd Street Richmond, VA 23219	775,850	16.82%

	RBC Dain Rauscher Inc. 1221 Avenue of the Americas New York, NY 10036	529,841	11.49%

	Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	426,248	9.24%

	National Financial Services LLC 200 Liberty Street New York, NY 10281	363,181	7.87%

	Merrill Lynch Safekeeping 4 Corporate Place Piscataway, NJ 08854	319,393	6.92%

	Stifel, Nicolaus & Company Inc. 501 North Broadway St. Louis, MO 63102	268,729	5.83%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	235,072	5.10%

(1)	Based on 4,612,640 common shares outstanding.

     As of June 30, 2009, no person owned of record or, to the knowledge of a Fund, beneficially 5% or more of the outstanding shares of common stock of TGO, except as follows:

		Holdings	Percentage
	Shareholder	(shares of common stock)	Owned(1)

TGO	First Clearing, LLC Riverfront Plaza (West Tower) 901 East Byrd Street Richmond, VA 23219	1,742,548	31.39%

	Stifel, Nicolaus & Company Inc. 501 North Broadway St. Louis, MO 63102	1,699,013	30.61%

	Oppenheimer & Co. Inc. 125 Broad Street New York, NY 10004	457,102	8.24%

	BNP Paribas, New York Branch/BNP Paribas Prime Brokerage Custodian 787 Seventh Avenue The Equitable Tower New York, NY 10019	335,000	6.04%

	Goldman, Sachs & Co. 85 Broad Street New York, NY 10004	334,033	6.02%

(1)	Based on 5,550,571 common shares outstanding.

Indemnification of Directors and Officers
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. TYN’s Charter (the “Charter”) contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law and the 1940 Act.
TYN’s Charter authorizes its, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director or officer of TYN and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of TYN or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. TYN’s Bylaws obligate it, to the maximum extent permitted by Maryland law to indemnify any present or former director or officer or any individual who, while a director of TYN and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of TYN and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. TYN’s obligations to indemnify any director, officer or other individual, however, is limited by the 1940 Act which prohibits TYN from indemnifying any director, officer or other individual from any liability resulting from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals. To the maximum extent permitted by Maryland law and the 1940 Act, TYN’s Charter and Bylaws also permit TYN to indemnify and advance expenses to any person who served a predecessor of TYN in any of the capacities described above and any employee or agent of TYN’s or a predecessor of TYN.
Maryland law requires a corporation (unless its charter provides otherwise, which TYN’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith, or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.
However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation, and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Investment Adviser
Tortoise Capital Advisors, L.L.C. serves as TYN investment adviser. TYN Adviser specializes in managing portfolios of investments in MLPs and other energy companies. TYN Adviser was formed by Fountain Capital and KCEP in October 2002 to provide portfolio management services exclusively with respect to energy investments. FCM Tortoise, L.L.C. (“FCM”) and KCEP control the Adviser through their equity ownership and management rights in the Adviser. FCM and KCEP have no operations and serve as holding companies. TYN Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211. As of June 30, 2009, the Adviser had approximately $2.0 billion in assets under management in the energy sector.

Pursuant to an investment advisory agreement (the “Advisory Agreement”), the Adviser, subject to overall supervision by the Board, manages TYN’s investments. The Adviser regularly provides TYN with investment research advice and supervision and will furnish continuously an investment program for TYN, consistent with its investment objective and policies.
The investment management of TYN’s portfolio is the responsibility of a team of portfolio managers consisting of David J. Schulte, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack, all of whom are Managers of the Adviser and members of its investment committee and share responsibility for such investment management. It is the policy of the investment committee, that any one member can require the Adviser to sell a security and any one member can veto the committee’s decision to invest in a security. All members of the Adviser’s investment committee are full-time employees of the Adviser.
The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2008, excluding TYN.

			Number of Accounts Paying	Total Assets of Accounts Paying a
	Number of	Total Assets of	a Performance	Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer Registered investment companies	4	$1,106,992,297	0	-
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	-
Zachary A. Hamel Registered investment companies	4	$1,106,992,297	0	-
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	-
Kenneth P. Malvey Registered investment companies	4	$1,106,992,297	0	-
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	-
Terry C. Matlack Registered investment companies	4	$1,106,992,297	0	-
Other pooled investment vehicles	1	$106,802,516	1	$106,802,516
Other accounts	197	$228,230,735	0	-
David J. Schulte Registered investment companies	4	$1,106,992,297	0	-
Other pooled investment vehicles	1	$106,802,516	1	$106,802,516
Other accounts	197	$228,230,735	0	-

The following table provides information about the number of and total assets in other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2008, excluding TGO.

			Number of Accounts Paying	Total Assets of Accounts Paying a
	Number of	Total Assets of	a Performance	Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer Registered investment companies	4	$1,145,436,068	0	-
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	-
Zachary A. Hamel Registered investment companies	4	$1,145,436,068	0	-
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	-
Kenneth P. Malvey Registered investment companies	4	$1,145,436,068	0	-
Other pooled investment vehicles	4	$158,054,961	1	$106,802,516
Other accounts	210	$1,388,290,551	0	-
Terry C. Matlack Registered investment companies	4	$1,145,436,068	0	-
Other pooled investment vehicles	1	$106,802,516	1	$106,802,516
Other accounts	197	$228,230,735	0	-
David J. Schulte Registered investment companies	4	$1,145,436,068	0	-
Other pooled investment vehicles	1	$106,802,516	1	$106,802,516
Other accounts	197	$228,230,735	0	-
None of Messrs. Schulte, Matlack, Birzer, Hamel or Malvey receive any direct compensation from the Company or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser or Fountain Capital. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of the Adviser and receive a fixed salary for the services they provide. Each of Messrs. Schulte, Matlack, Birzer, Hamel and Malvey own an equity interest in either KCEP or FCM, the two entities that control the Adviser, and each thus benefits from increases in the net income of the Adviser.
The following table sets forth the dollar range of equity securities of TYN and of TGO beneficially owned by each of the portfolio managers as of November 30, 2008.

	Aggregate Dollar Range	Aggregate Dollar Range
	of TYN Securities	of TGO Securities
	Beneficially Owned by	Beneficially Owned by
Name of Manager	Manager	Manager
H. Kevin Birzer	$10,001 - $50,000	$10,001 - $50,000
Zachary A. Hamel	None	$1 - $10,000
Kenneth P. Malvey	$10,001 - $50,000	$1 - $10,000
Terry C. Matlack	$50,001 - $100,000	$10,001 - $50,000
David J. Schulte	$10,001 - $50,000	$10,001 - $50,000

(1)	Based on the Closing Price of TYN’s common shares on the New York Stock Exchange on November 28, 2008 and the November 30, 2008 net asset value per share for TGO.
In addition to portfolio management services, the Adviser is obligated to supply TYN’s Board and officers with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations.

Investment Advisory Agreement
     Tortoise North American Energy Corporation
TYN pays the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 1.0% of TYN’s average monthly Managed Assets. Managed Assets means the total assets of TYN (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liabilities or debt entered into for the purpose of leverage and (2) the aggregate liquidation preference of any outstanding preferred shares. Because the fee paid to the Adviser is determined on the basis of TYN’s Managed Assets, the Adviser’s interest in determining whether to use leverage may conflict with the interests of TYN. TYN’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. Under a fee waiver agreement, the Adviser has contractually agreed to waive or the investment advisory fee, in an amount equal on an annual basis to 0.1% of TYN’s average monthly managed assets until December 31, 2009.
For TYN’s fiscal year ending November 30, 2006, the Adviser received $1,137,550 as compensation for advisory services, net of $370,212 in reimbursed fees and expenses. For TYN’s fiscal year ending November 30, 2007, the Adviser received $1,455,212 as compensation for advisory services, net of $363,691 in reimbursed fees and expenses. For TYN’s fiscal year ending November 30, 2008, the Adviser received $1,430,052 as compensation for advisory services, net of $261,378 in reimbursed fees and expenses.
TYN’s advisory agreement continues in force from year to year until December 31, provided the continuance of the advisory agreement is approved by a majority of its Board of Directors or by vote of the holders of a majority of its outstanding voting securities. Additionally, TYN’s advisory agreement must be approved annually by vote of a majority of its Independent Directors. TYN’s advisory agreement may be terminated by the Adviser or by TYN, without penalty, on sixty (60) days’ written notice to the other party. TYN’s advisory agreement will terminate automatically in the event of its assignment.
     Tortoise Gas and Oil Corporation
     For the services, payments and facilities to be furnished by the Adviser, TGO pays the Adviser an annual management fee in an amount determined by reference to the average monthly value of its “Managed Assets,” “Non-Exchange Tradable Investments,” “Other Investments” and “Total Investments.”
“Managed Assets” means TGO’s total assets (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than deferred taxes, Deferred Management Fees, debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares). Accrued liabilities are expenses incurred in the normal course of TYN’s operations.
     “Non-Exchange Tradable Investments” are those investment securities, during any portion of the entire calendar quarter: (a) that are not listed on an established stock exchange or an electronic equities securities market; (b) as to which TGO is subject to a contractual constraint on its ability to resell such security on an established stock exchange or an electronic equities securities market; or (c) that are “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act) and none of such securities contemporaneously acquired may be sold under Rule 144(d) and for which TGO does not then have a currently exercisable contractual right to demand registration under the Securities Act for a possible resale.
“Other Investments” means all TGO’s investments, including temporary or defensive investments, that do not fall within the Non-Exchange Tradable Investments definition.
     “Total Investments” means the sum of Non-Exchange Tradable Investments and Other Investments.
“Deferred Management Fee” means any amount determined as payable to the Adviser during any calendar quarter, but not actually paid, and that will be an accrued liability of TGO.
The management fee owed to the Adviser following each calendar quarter is the sum of the “Non-Exchange Tradable Fee” and the “Other Investments Fee,” determined as follows. The Non-Exchange Tradable Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all Non-Exchange Tradable Investments and the denominator of which is Total Investments; and (ii) 0.50% (to provide an annualized management fee of 2%, and which annualized management fee is referred to below as the “Standard Non-Exchange Tradable Fee”). The Other Investments Fee is determined by multiplying the Managed Assets by the following two amounts: (i) a fraction, the numerator of which is the value of all Other Investments and the denominator of which is Total Investments; and (ii) 0.25% (to provide an annualized management fee of 1%).
The management fee is calculated and accrued daily and paid quarterly within five (5) days of the end of each calendar quarter. However, the cash amount paid to the Adviser in any calendar quarter will never exceed 0.375% of Managed Assets (1.5% on an annualized basis) for that quarter. Deferred management fees are an accrued liability of TGO that are payable to the Adviser as a part of the next payment of the management fee for which the limitations just described would permit all or a portion of the deferred payment.
Although the annualized Standard Non-Exchange Tradable Fee is 2%, the cash amounts paid to the Adviser for each of the first eight calendar quarter payments following TGO’s commencement of operations (July 19, 2007) are calculated as though the Standard Non-Exchange Tradable Fee is 0.25% (to provide an annualized cash management fee of 1%). Any difference between the two management fee calculations is deferred and will be paid to the Adviser beginning with the ninth calendar quarter payment and continuing thereafter until the total amount deferred has been paid to the Adviser, subject to the limitation set forth in the prior paragraph.
     If the investment advisory agreement is terminated during any month, the management fee for that month will be reduced proportionately on the basis of the number of calendar days during which the agreement is in effect and the management fee will be computed based on the average Managed Assets for the business days the agreement is in effect for that month. In addition, at termination of the agreement TGO will pay the Adviser all previously accrued but unpaid management fees, without regard to any limitations on payment described above. As such, any previously accrued and deferred management shall be paid to the Advisor upon consummation of the Reorganization. As of June 30, 2009, TGO had accrued and the Adviser had deferred approximately $384,000 of such fees.
For TGO’s initial fiscal year beginning on July 19, 2007 and ending November 30, 2007, the Adviser received $295,533 as compensation for advisory services and deferred $36,979 in Deferred Management Fees. For TGO’s fiscal year ending November 30, 2008, the Adviser received $829,160 as compensation for advisory services and deferred $319,849 in Deferred Management Fees.
TGO’s investment advisory agreement will continue in force from year to year until December 31, provided the continuance of the investment advisory agreement is approved by a majority of TGO’s Board of Directors or by vote of the holders of a majority of the outstanding voting securities of TGO. Additionally, the investment advisory agreement must be approved annually by vote of a majority of TGO’s independent directors. TGO’s investment advisory agreement may be terminated by the Adviser or TGO, without penalty, on sixty (60) days’ written notice to the other party. TGO’s investment advisory agreement will terminate automatically in the event of its assignment.
General
Because the management fees paid to the Adviser are based upon a percentage of TYN’s Managed Assets, fees paid to the Adviser are higher when TYN is leveraged; thus, the Adviser will have an incentive to leverage TYN. The Adviser intends to leverage TYN only when it believes it will serve the best interests of its stockholders. TYN’s average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter.
The Advisory agreement provides that TYN will pay all expenses other than those expressly stated to be payable by the Adviser, which expenses payable by TYN shall include, without implied limitation: (1) expenses of maintaining and continuing TYN existence and related overhead, including, to the extent services are provided by personnel of the Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits, (2) TYN’s registration under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of TYN, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing TYN’s shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of TYN’s interests, including expenses of conducting tender offers for the purpose of repurchasing common stock, (8) expenses of registering and qualifying TYN and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions, (11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to TYN (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of NAVs), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to TYN, (15) compensation and expenses of TYN’s directors who are not members of the Adviser’s organization, (16) pricing and valuation services employed by TYN, (17) all expenses incurred in connection with leveraging of TYN’s assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred stock, (18) all expenses incurred in connection with offerings of TYN ‘s common and preferred stock and debt securities, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and TYN’s obligation to indemnify its directors, officers and stockholders with respect thereto.
The Advisory Agreement provides that the Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, the Adviser shall be liable to TYN for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in the Advisory Agreement or a material breach or default of the Adviser’s obligations under the Advisory Agreement.
Code of Ethics
TYN and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of TYN and the Adviser (collectively, the “Codes”). Subject to certain limitations, the Codes permit those officers, directors and designated employees of TYN and the Adviser (“Covered Persons”) to invest in securities, including securities that may be purchased or held by TYN. The Codes contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Covered Persons and the interests of investment advisory clients such as TYN’s. Among other things, the Codes prohibit certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Codes may be granted in particular circumstances after review by appropriate personnel.
TYN’s Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. TYN’s code of ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.
TYN’s Code of Ethics is also available on the Adviser’s website at www.tortoiseadvisors.com.
PORTFOLIO TRANSACTIONS
The disclosure in this section generally applies to TYN and TGO.
Execution of Portfolio Transactions
The Adviser is responsible for decisions to buy and sell securities for TYN, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to TYN’s investment performance on a continuing basis. Accordingly, the price to TYN in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.
The ability to invest in direct placements of MLP securities is critical to TYN’s ability to meet its investment objective because of the limited number of MLP securities available for investment and, in some cases, the relatively small trading volumes of certain securities. Accordingly, TYN may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions.
In evaluating placement agent proposals, TYN will consider each broker’s access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, TYN will consider whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate TYN to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions.

Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused TYN to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to TYN and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of TYN to such brokers and dealers who also provide research or statistical material or other services to TYN, the Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor. For the fiscal years ended November 30, 2006, November 30, 2007 and November 30, 2008, TYN paid aggregate brokerage commissions of $209,439, $166,704 and $177,805, respectively. No direct placement fees were paid in fiscal 2006, 2007 or 2008. For the fiscal years ended November 30, 2007 and November 30, 2008, TGO paid aggregate brokerage commissions of $25,464 and $40,823. No direct placement fees were paid by TGO in fiscal 2007 or 2008.
Portfolio Turnover
TYN’s annual portfolio turnover rate may vary greatly from year to year. Although TYN cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. For its fiscal years ended November 30, 2006, November 30, 2007, and November 30, 2008, TYN’s portfolio turnover rates were 12.01%, 16.06% and 36.69%, respectively. For TGO’s fiscal years ended November 30, 2007 and November 30, 2008, its portfolio turnover rates were 0% and 28.19%. However, portfolio turnover rate is not considered a limiting factor in the execution of TYN’s investment decisions. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by TYN. High portfolio turnover also may result in TYN’s recognition of gains that will increase its current and accumulated earnings and profits resulting in a greater portion of its distributions being treated as taxable dividends for federal income tax purposes. See “Certain Federal Income Tax Matters.”
NET ASSET VALUE
TYN generally computes the net asset value for its shares of common stock as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. Due to recent market volatility, TYN currently make its net asset value available for publication weekly. TYN’s investment transactions are generally recorded on a trade date plus one day basis, other than for quarterly and annual reporting purposes. For purposes of determining the net asset value of a share of common stock, TYN’s net asset value will equal the fair value of its total assets (the value of the securities held, plus any cash or other assets, including interest, dividends or distributions accrued but not yet received and the value of any net deferred tax assets computed in accordance with GAAP) minus (1) all of its liabilities (including accrued expenses and any net deferred tax liabilities), (2) accrued and unpaid interest payments on any outstanding indebtedness, (3) the aggregate principal amount of any outstanding indebtedness, and (4) any distributions payable on its common stock. The net asset value per share of TYN’s common stock will equal its net asset value divided by the number of outstanding shares of common stock.
     TYN determines fair value of their assets and liabilities in accordance with valuation procedures adopted by each Fund’s Board of Directors. If the Funds cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the methodologies established by each Fund’s Board of Directors.:
•	The fair value for equity securities and equity-related securities is determined by using readily available market quotations from the principal market. For equity and equity-related securities that are freely tradable and listed on a securities exchange or over the counter market, fair value is determined using the last sale price on that exchange or over-the-counter market on the measurement date. If the security is listed on more than one exchange, the Funds use the price of the exchange that it considers to be the principal exchange on which the security is traded. If a security is traded on the measurement date, then the last reported sale price on the exchange or over-the-counter (“OTC”) market on which the security is principally traded, up to the time of valuation, is used. If there were no reported sales on the security’s principal exchange or OTC market on the measurement date, then the average between the last bid price and last asked price, as reported by the pricing service, shall be used. The Funds will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service.

•	An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into publicly traded common shares or securities that may be sold pursuant to Rule 144, shall generally be valued based on the fair value of the freely tradable common share counterpart less an applicable discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.

•	Fixed income securities (other than the short-term securities as described below) are valued by (i) using readily available market quotations based upon the last updated sale price or a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (ii) by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security.

•	Short-term securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of 60 days or less, for which reliable market quotations are readily available are valued on an amortized cost basis at current market quotations as provided by an independent pricing service or principal market maker.
     Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a fair value and may limit a Fund’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available are fair valued in good faith each in accordance with methodologies established by each Fund’s Board of Directors.
     TYN will invest in illiquid securities including securities of privately-held companies. These investments generally are subject to restrictions on resale, have no established trading market and are typically fair valued on a quarterly basis. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by TGO’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. TYN’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with GAAP.
     For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the measurement date often provides the best evidence of the value of the investment and is the initial step for valuing the company’s privately issued securities. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. In determining the enterprise value of a portfolio company, the Funds prepare an analysis consisting of traditional valuation methodologies including market and income approaches. The Funds consider some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive estimates of enterprise value.
     The fair value of investments in private portfolio companies is determined based on various factors, including enterprise value, observable market transactions, such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when the Fund has a minority position, is subject to restrictions on resale, has specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.
     TYN’s Board of Directors will undertake a multi-step valuation process at least quarterly in connection with determining the fair value of private company investments.
•	The valuation process begins with each investment being initially valued by the Valuation Officer of the Adviser. As part of this process, materials are prepared containing the supporting analysis, which are reviewed by the investment professionals of the Adviser;

•	The Investment Committee of the Adviser reviews the preliminary valuations, and the Valuation Officer of the Adviser considers and assesses, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by the Investment Committee of the Adviser;

•	An independent valuation firm engaged by TYN’s Board of Directors to provide third-party valuation consulting services performs certain limited procedures that the Board of Directors has identified and asked it to perform on a selection of these valuations as determined by the Board of Directors; and

•	The TYN Board of Directors assesses the valuations and ultimately determines the fair value of each investment in its portfolio in good faith.

In computing net asset value, TYN will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by TYN to its stockholders.
The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets for federal income tax purposes. It is anticipated that cash distributions from MLPs in which TYN invests will not equal the amount of taxable income allocable to TYN primarily as a result of depreciation and amortization deductions recorded by MLPs. This may result, in effect, in a portion of the cash distribution received by TYN not being treated as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among MLPs, and also will vary year by year for each MLP, but in each case will reduce TYN’s remaining tax basis, if any, in the particular MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.
CERTAIN FEDERAL INCOME TAX MATTERS
The following is a summary of certain material U.S. federal income tax considerations relating to TYN and its investments in MLPs and to the purchase, ownership and disposition of its securities. The discussion generally applies only to holders of securities that are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in TYN’s securities. This summary deals only with U.S. holders that hold TYN securities as capital assets and who purchase the securities in connection with the offering(s) herein. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, U.S. holder of securities whose “functional currency” is not the United States dollar, tax-exempt organization, dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, a person who holds the securities in a qualified tax deferred account such as an IRA, or a person who will hold the securities as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the possible application of the U.S. federal alternative minimum tax.
This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (“the Internal Revenue Code”), the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this Statement of Additional Information, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.
As stated above, this discussion does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of TYN securities in light of such holder’s particular circumstances and income tax situation. Prospective holders should consult their own tax advisors as to the specific tax consequences to them of the purchase, ownership and disposition of the securities, including the application and the effect of state, local, foreign and other tax laws and the possible effects of changes in U.S. or other tax laws.
Pursuant to U.S. Treasury Department Circular 230, TYN informing you that (1) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws, (2) this discussion was written by TYN in connection with the registration of its securities and its promotion or marketing, and (3) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.
Taxation of the Company
TYN is treated as a C corporation for federal and state income tax purposes. TYN computes and pays federal and state income tax on its taxable income. Thus, TYN is subject to federal income tax on its taxable income at tax rates up to 35%. Additionally, in certain instances TYN could be subject to the federal alternative minimum tax of 20% on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds its regular federal income tax.
As indicated above, TYN generally invests its assets primarily in energy companies, including MLPs. MLPs generally are treated as partnerships for federal income tax purposes. Since partnerships are generally not subject to federal income tax, the partnership’s partners must report as their income their proportionate share of the partnership’s income. Thus, as a partner in MLPs, TYN will report its proportionate share of the MLPs’ income in computing its federal taxable income, irrespective of whether any cash or other distributions are made by the MLPs to TYN. TYN will also take into account in computing its taxable income any other items of its income, gain, deduction or loss. TYN anticipate that these may include interest and dividend income earned on its investment in securities, deductions for its operating expenses and gain or loss recognized by it on the sale of MLP interests or any other security.

As explained below, based upon the historic performance of MLPs, TYN anticipates initially that its proportionate share of the MLPs’ taxable income will be significantly less than the amount of cash distributions TYN receives from the MLPs. In such case, TYN anticipates that it will not incur federal income tax on a significant portion of its cash flow, particularly after taking into account its current operational expenses. If the MLPs’ taxable income is a significantly greater portion of the MLPs’ cash distributions, TYN will incur additional current federal income tax liability, possibly in excess of the cash distributions TYN receives.
TYN anticipates that each year it will turn over a certain portion of its investment assets. TYN will recognize gain or loss on the disposition of all or a portion of its interests in MLPs in an amount equal to the difference between the sales price and its basis in the MLP interests sold. To the extent TYN receive MLP cash distributions in excess of the taxable income reportable by it with respect to such MLP interest, TYN’s basis in the MLP interest will be reduced and its gain on the sale of the MLP interest likewise will be increased.
TYN is not treated as a regulated investment company under the federal income tax laws. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its net income. TYN’s assets do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. The regulated investment company taxation rules have no application to TYN or its stockholders. Although changes to the federal tax laws permit regulated investment companies to invest up to 25% of the value of their total assets in securities of certain MLPs, such changes still would not allow TYN to pursue its objectives. Accordingly, TYN does not intend to change its tax status as a result of such legislation.
Federal Income Taxation of MLPs
MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders must pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.
An MLP that satisfies the Qualifying Income rules described below, and does not elect otherwise, is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership’s income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his, her or its share of the partnership’s income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well — capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level — that of the partner.
The Internal Revenue Code generally requires “publicly traded partnerships” to be treated as corporations for federal income tax purposes. However, if the publicly traded partnership satisfies certain requirements and does not elect otherwise, the publicly traded partnership will be taxed as a partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must derive each taxable year at least 90% of its gross income from Qualifying Income.
Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, certain income and gain from commodities or commodity futures, and income and gain from certain mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber). This means that most MLPs today are in energy, timber, or real estate related businesses.
Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash or other payment from the MLP. It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash or other property from the partnership. The tax is based not on money or other property he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any income tax owed. Although they resemble corporate dividends, MLP distributions are treated differently for federal income tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor’s basis in his MLP interest and, to the extent the distribution exceeds the investor’s basis in the MLP interest, as capital gain. The investor’s original basis is generally the price paid for the units. The basis is adjusted downward with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income and gain.

The partner generally will not be taxed on MLP distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero. When the units are sold, the difference between the sales price and the investor’s adjusted basis is the gain or loss for federal income tax purposes.
At tax filing season an MLP investor will receive a Schedule K-1 form showing the investor’s share of each item of the partnership’s income, gain, loss, deductions and credits. The investor will use that information to figure the investor’s taxable income (MLPs generally provide their investors with material that walks them through all the steps). If there is net income derived from the MLP, the investor pays federal income tax at his, her or its tax rate. If there is a net loss derived from the MLP, it is generally considered a “passive loss” under the Internal Revenue Code and generally may not be used to offset income from other sources, but must be carried forward.
Because TYN is a corporation, TYN, and not its stockholders, will report the income or loss of the MLPs. Thus, TYN’s stockholders will not have to deal with any Schedules K-1 reporting income and loss items of the MLPs. Stockholders, instead, will receive a Form 1099 from TYN. In addition, due to TYN’s broad public ownership, TYN does not expect to be subject to the passive loss limitation rules mentioned in the preceding paragraph.
Common Stock
Federal Income Tax Treatment of Common Stock Distributions. Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of TYN’s income, gains, losses or deductions in computing its own taxable income. Instead, since TYN is of the opinion that, under present law, its shares of common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of TYN’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, TYN anticipates that the distributed cash from the MLPs will exceed its share of the MLPs’ income. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Thus, TYN anticipate that only a portion of the distributions of distributable cash flow (“DCF”) will be treated as dividend income to common stockholders. To the extent that distributions to a stockholder exceed TYN’s current and accumulated earnings and profits, such distributions will be treated as a return of capital and the stockholder’s basis in the shares of stock with respect to which the distributions are made will be reduced and, if a stockholder has no further basis in the shares, the stockholder will report any excess as capital gain if the stockholder holds such shares as a capital asset.
Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through 2010. Thereafter, higher tax rates will apply unless further legislative action is taken. Because TYN is not treated as a regulated investment company under the Internal Revenue Code, it is not entitled to designate any dividends made with respect to its stock as capital gain distributions.
Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.
If a common stockholder participates in TYN’s Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by TYN, which amount generally will be either equal to the amount of cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by TYN, the fair market value of the shares issued to the stockholder.

Sale of Shares. The sale of shares of common stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by TYN (including a redemption resulting from its liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.
The capital gain or loss recognized on a sale of shares will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2010. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the Company (including those made pursuant to reinvestment of dividends) or other substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Company’s shares is properly treated as a sale for U.S. federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions.
Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in TYN’s securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because TYN is a corporation for federal income tax purposes, an owner of shares will not report on its federal income tax return any of its items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of TYN stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.
For federal income tax purposes, a regulated investment company, or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any fiscal quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of TYN’s stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.
Backup Withholding. TYN may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide it with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if TYN has been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.
Other Taxation. Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. TYN’s distributions also may be subject to state and local taxes.
Debt Securities
Federal Income Tax Treatment of Holders of Debt Securities. Under present law, TYN is of the opinion that its debt securities will constitute indebtedness for federal income tax purposes, which the discussion below assumes. TYN intends to treat all payments made with respect to the debt securities consistent with this characterization.

Taxation of Interest. Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.
Purchase, Sale and Redemption of Debt Securities. Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and your tax basis in the debt securities relinquished.
Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss if you hold the debt securities as a capital asset. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% after 2010) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.
Amortizable Premium. If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.
Market Discount. If you purchase debt securities at a price that reflects a “market discount,” any principal payments on, or any gain that you realize on the disposition of, the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. “Market discount” is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.
You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.
Information Reporting and Backup Withholding. In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

TYN may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide TYN with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if TYN has been so notified). Certain corporate and other shareholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.
Taxation of Non-U.S. Holders. If you are a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of TYN’s stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to TYN through stock ownership, and (5) you satisfy the certification requirements described below.
To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.
Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.
Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition and either your gain is attributable to an office or other fixed place of business that you maintain in the U.S. or you have a tax home in the United States.
PROXY VOTING POLICIES
The disclosure in this section is generally applicable to TYN and TGO. TYN and the Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), which they believe are reasonably designed to ensure that proxies are voted in TYN’s best interests and the best interests of its stockholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. Because of the unique nature of MLPs in which TYN primarily invests, the Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, TYN does not believe it is prudent to adopt pre-established voting guidelines.
In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of TYN’s stockholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of TYN’s stockholders.
The Chief Executive Officer is responsible for monitoring TYN’s actions and ensuring that: (1) proxies are received and forwarded to the appropriate decision makers; and (2) proxies are voted in a timely manner upon receipt of voting instructions. TYN is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including: (1) significant client relationships; (2) other potential material business relationships; and (3) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. TYN may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).
If a request for proxy presents a conflict of interest between TYN’s stockholders on one hand, and the Adviser, the principal underwriters, or any affiliated persons of TYN, on the other hand, TYN’s management may: (1) disclose the potential conflict to the Board of Directors and obtain consent; or (2) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.
Information regarding how TYN and TGO voted proxies for the 12-month period ended June 30, 2008, is available without charge by calling (866) 362-9331. You may also access this information on the SEC’s website at http://www.sec.gov. TYN’s and TGO’s link on the Adviser’s website at http://www.tortoiseadvisors.com provides a link to all of their reports filed with the SEC.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri, serves as the independent registered public accounting firm of TYN and TGO. Ernst & Young LLP provides audit and audit-related services, tax return preparation and assistance in connection with review of TYN’s and TGO’s filings with the SEC.
ADMINISTRATOR AND CUSTODIAN
 U.S. Bank N. A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin, serves as TYN’s and TGO’s custodian. TYN pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets. TGO pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the Company’s portfolio assets. U. S. Bank, N. A. is also a lender under the credit facilities of TYN and TGO.
 SEI Investments Global Funds Services serves as TYN’s administrator. TYN pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500,000,000 of Managed Assets and 0.04 percent on the balance of the Managed Assets, subject to a minimum annual fee of $100,000. Tortoise Capital Advisors, L.L.C. serves as TGO’s administrator. TGO pays the administrator a quarterly fee equal to an annual rate of 0.06 percent of aggregate average daily Managed Assets up to and including $100,000,000, 0.04 percent of aggregate average daily Managed Assets on the next $250,000,000, and 0.03 percent on the balance of aggregate average daily Managed Assets, subject to a minimum annual fee of $45,000.
FINANCIAL STATEMENTS
Set forth in Appendix C hereto are unaudited pro forma combined financial statements of TYN giving effect to the Reorganization which include: (i) Pro Forma Combined Schedule of Investments at November 30, 2008, (ii) Pro Forma Combined Statement of Assets and Liabilities at November 30, 2008, (iii) Pro Forma Combined Statement of Operations for the twelve months ended November 30, 2008, and (iv) Notes to Pro Forma Combined Financial Statements.
The 2008 Annual Reports and 2009 First and Second Quarter Reports of TYN and TGO, each of which contains, as applicable, the audited financial statements of TYN and TGO as of November 30, 2008, notes thereto, and other information about TYN and TGO and unaudited financial statements of TYN and TGO as of February 28, 2009 and May 31, 2009, notes thereto, and other information about TYN and TGO, are incorporated by reference into, and shall be deemed to accompany, this Reorganization Statement of Additional Information.
The 2008 Annual Reports and 2009 First and Second Quarter Reports of TYN include supplemental financial information which presents selected ratios as a percentage of their total investment portfolios and a calculation of their distributable cash flow (“DCF”)

and related information. You may request a free copy of the Reorganization Statement of Additional Information, the annual, semi-annual and quarterly reports of TYN or TGO, or make other requests for information about TYN or TGO, by calling toll-free 1-866-362-9331, or by writing to TYN or TGO at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION
                    , 2009
     This Agreement and Plan of Reorganization (“Agreement”) is entered into as of                                         , 2009, by and between Tortoise Gas and Oil Corporation, a registered closed-end management investment company, File No. 811-22097 (“TGO”), and Tortoise North American Energy Corporation, a registered closed-end management investment company, File No. 811-21700 (“TYN” and together with TGO, each a “Fund” and collectively the “Funds”).
     The Funds wish to effect a reorganization described in Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and intend this Agreement to be, and adopt it as, a “plan of reorganization” within the meaning of the regulations under the Code. The reorganization will consist of (i) the acquisition by TYN of substantially all of the assets, and the assumption by TYN of substantially all of the liabilities, of TGO in exchange for the issuance by TYN to TGO of an equal aggregate net asset value (“NAV”) (calculated as described in Section 4 below) (less TGO’s share of the Reorganization costs) of newly-issued shares of common stock of TYN, par value $0.001 per share (the “TYN Common Shares”), (ii) the distribution by TGO of such TYN Common Shares to its common stockholders, and (iii) TGO’s termination of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”) and its dissolution under Maryland law, all on the terms and conditions set forth herein (collectively, the “Reorganization”).
     Each Fund’s Board of Directors (each, a “Board”), including all the members thereof who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) (the “Independent Directors”), (i) has duly adopted and approved this Agreement and the transactions contemplated hereby, and (ii) has determined that participation in the Reorganization is in the best interests of its Fund and its Fund’s stockholders and that the interests of the stockholders thereof will not be diluted as a result of the Reorganization.
     In consideration of the promises and the covenants and agreements thereinafter set forth, and intending to be legally bound, TYN and TGO hereby agree as follows:
1.  REPRESENTATIONS AND WARRANTIES OF TYN.
     TYN represents and warrants to, and agrees with, TGO that:
     (a)    TYN is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. TYN has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
     (b)    TYN is duly registered under the 1940 Act as a non-diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.
     (c)    TYN has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.
     (d)    TGO has been furnished with TYN’s Annual Report to Stockholders for the fiscal year ended November 30, 2008, and the audited financial statements appearing therein, having been audited by Ernst & Young LLP, TYN’s independent registered public accounting firm, fairly present the financial position of TYN as of the respective dates indicated, in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”), applied on a consistent basis.
     (e)    An unaudited Statement of Assets and Liabilities of TYN and an unaudited Schedule of Investments of TYN, each as of the Valuation Time (as defined in Section 4 herein), will be furnished to TGO, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of TYN Common Shares (as defined above) to be issued pursuant to Section 4 of this Agreement; each will present the financial position of TYN as of the Valuation Time in conformity with GAAP, applied on a consistent basis.
     (f)    There are no material legal, administrative or other proceedings pending or, to the knowledge of TYN, threatened against it which assert liability on the part of TYN or which materially affect its financial condition or its ability to consummate the

Reorganization. TYN is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.
     (g)    TYN is not obligated under any provision of its Articles of Incorporation or its Bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
     (h)    There are no material contracts outstanding to which TYN is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or otherwise disclosed to TGO.
     (i)    TYN has no known liabilities of a material amount, contingent or otherwise, other than those shown on its Statements of Assets and Liabilities referred to in subsection (e) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, TYN will advise TGO in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (e) above.
     (j)    No consent, approval, authorization or order of any court or government authority is required for the consummation by TYN of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).
     (k)    The registration statement filed by TYN on Form N-14, which includes the proxy statement of TGO and TYN with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to TYN and to TYN’s reasonable knowledge, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by TYN for use in the N-14 Registration Statement.
     (l)    TYN has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of TYN have been adequately provided for on its books, and no tax deficiency or liability of TYN has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
     (m)    TYN is authorized to issue 100,000,000 shares of common stock, par value $0.001 per share. Each outstanding TYN Common Share is fully paid and nonassessable and has full voting rights.
     (n)    TYN Common Shares to be issued to TGO pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, nonassessable and will have full voting rights, and no shareholder of TYN will have any preemptive right of subscription or purchase in respect thereof.
     (o)    At or prior to the Closing Date, TYN Common Shares to be transferred to TGO for distribution to the stockholders of TGO on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of a Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.
     (p)    At or prior to the Closing Date, TYN will have obtained any and all regulatory, director and stockholder approvals necessary to issue TYN Common Shares to TGO.

     (q)    TYN’s outstanding Series B senior notes (the “Notes”) are rated “AAA” or its equivalent by a nationally recognized statistical rating organization.
2.  REPRESENTATIONS AND WARRANTIES OF TGO.
     TGO represents and warrants to, and agrees with, TYN that:
     (a)    TGO is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. TGO has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.
     (b)    TGO is duly registered under the 1940 Act as a non-diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.
     (c)    TGO has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.
     (d)    TYN has been furnished with TGO’s Annual Report to Stockholders for the fiscal year ended November 30, 2008, and the audited financial statements appearing therein, having been audited by Ernst & Young LLP, TGO’s independent registered public accounting firm, fairly present the financial position of TGO as of the respective dates indicated, in conformity with GAAP, applied on a consistent basis.
     (e)    An unaudited Statement of Assets and Liabilities of TGO and an unaudited Schedule of Investments of TGO, each as of the Valuation Time, will be furnished to TYN at or prior to the Closing Date for the purpose of determining the number of shares of TYN Common Shares to be issued to TGO pursuant to Section 3 of this Agreement; each will present the financial position of TGO as of the Valuation Time in conformity with GAAP, applied on a consistent basis.
     (f)    There are no material legal, administrative or other proceedings pending or, to the knowledge of TGO, threatened against it which assert liability on the part of TGO or which materially affect its financial condition or its ability to consummate the Reorganization. TGO is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.
     (g)    TGO is not obligated under any provision of its Articles of Incorporation or its Bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.
     (h)    There are no material contracts outstanding to which TGO is a party that have not been disclosed in the N-14 Registration Statement or otherwise disclosed to TYN.
     (i)    TGO has no known liabilities of a material amount, contingent or otherwise, other than those shown on its Statements of Assets and Liabilities referred to in subsection (e) above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, TGO will advise TYN in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent referred to in subsection (e) above.
     (j)    No consent, approval, authorization or order of any court or governmental authority is required for the consummation by TGO of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.
     (k)    The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to TGO and to TGO’s reasonable knowledge, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by TGO for use in the N-14 Registration Statement.
     (l)    TGO has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of TGO have been adequately provided for on its books, and no tax deficiency or liability of TGO has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.
     (m)    TGO is authorized to issue 100,000,000 shares of common stock, par value $0.001 per share (the “TGO Common Shares”). Each outstanding TGO Common Share is fully paid and nonassessable and has full voting rights.
     (n)    At both the Valuation Time and the Closing Date, TGO will have full right, power and authority to sell, assign, transfer and deliver the TGO Investments. As used in this Agreement, the term “TGO Investments” shall mean (i) the investments of TGO shown on the Schedule of Investments as of the Valuation Time furnished to TYN; and (ii) all other assets owned by TGO as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the TGO Investments as contemplated by this Agreement, TGO will have good and marketable title to all of the TGO Investments, and TYN will acquire all of the TGO Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the TGO Investments or materially affect title thereto).
     (o)    All of the issued and outstanding TGO Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.
     (p)    The books and records of TGO made available to TYN and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of TGO.
     (q)    TGO will not sell or otherwise dispose of any of TYN Common Shares to be received in the Reorganization, except in distribution to the stockholders of TGO, as provided in Section 3 of this Agreement.
3.  THE REORGANIZATION.
     (a)    Subject to receiving the requisite approvals of the stockholders of TGO and TYN, and to the other terms and conditions contained herein, TGO agrees to convey, transfer and deliver to TYN and TYN agrees to acquire from TGO, on the Closing Date, all of the TGO Investments (including interest, dividends or distributions accrued as of the Valuation Time), and assume from TGO substantially all of the liabilities of TGO. In exchange, TGO will receive on the Closing Date that number of TYN Common Shares and cash for fractional shares as provided in Section 4 of this Agreement.
     (b)    Pursuant to this Agreement, as soon as practicable after the Closing Date, TGO will distribute all cash (for fractional shares) and TYN Common Shares received by it to its stockholders of record in exchange for their TGO Common Shares based on the Exchange Rate (as defined and calculated below). The distribution of TYN Common Shares to TGO stockholders of record shall be accomplished as described in Section 4.
     (c)    The “Exchange Rate” will be determined by dividing the TGO NAV per share by the TYN NAV per share, with each calculated at the Valuation Time (less, in each case, the Reorganization costs for each Fund).
     (d)    If it is determined that the portfolios of TGO and TYN, when aggregated, would contain investments exceeding certain percentage limitations imposed upon TYN with respect to such investments in its non-fundamental investment policies, TGO, if requested by TYN, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require TGO to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of TGO’s Board of Directors or Tortoise Capital Advisors, LLC (the “Investment Adviser”), such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes or would otherwise not be in the best interests of TGO, and (b) nothing will permit TGO to dispose of any portfolio securities or other investments if, in the reasonable judgment of TYN’s Board of Directors or the Investment Adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes or would otherwise not be in the best interests of TYN.
     (e)    TGO will pay or cause to be paid to TYN any accrued interest, dividends or distributions that TGO receives on or after the Closing Date with respect to any of the TGO Investments transferred to TYN hereunder.
     (f)    Recourse for liabilities assumed from TGO by TYN in the Reorganization will be limited to the net assets acquired by TYN. The known liabilities of TGO, as of the Valuation Time, shall be confirmed to TYN pursuant to Section 2(i) of this Agreement.
     (g)    TGO will be terminated and liquidated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under Maryland law and will withdraw its authority to do business in any state where it is registered.
     (h)    TYN will use its commercially reasonable efforts to ensure that following the Closing Date the Notes maintain the ratings in effect as of the Valuation Time.
4.  ISSUANCE AND VALUATION OF TYN COMMON SHARES IN THE REORGANIZATION.
     TYN shall issue to TGO cash (for fractional shares) and TYN Common Shares collectively having an aggregate value (with the TYN Common Shares valued at their NAV, adjusted for TYN’s share of the Reorganization costs) equal to the net asset value of TGO, reduced by TGO’s share of reorganization costs (with each amount determined as set forth below), in exchange for all of the assets and liabilities of TGO.
     The NAV of each Fund shall be determined as of the Valuation Time in accordance with the normal valuation methodologies adopted by each Fund’s Board of Directors. The Valuation Time shall be 4:00 p.m., Eastern time, on a date mutually agreed upon in writing that is expected to promptly follow the receipt of TGO stockholder approval (the “Valuation Time”). The value of each Fund’s investments (as set forth on the Schedule of Investments provided pursuant to Sections 1(e) and 2(e)) will be determined pursuant to the normal valuation methodologies adopted by each Fund’s Board of Directors, and fair values in all cases shall be determined as of the Valuation Time. Such valuation and determination shall be made by each respective Fund and shall be confirmed in writing, including certifications of the computations involved, to the other Fund.
     For purposes of determining the NAV per share of each Fund’s common shares, the fair value of the securities held by the applicable Fund plus cash or other assets (including interest, dividends or distributions, accrued but not yet received and the value of any net deferred tax assets computed in accordance with GAAP) minus (i) all of the Fund’s liabilities (including accrued expenses and any net deferred tax liabilities), (ii) accrued and unpaid interest payments on any outstanding indebtedness, (iii) the aggregate principal amount of any outstanding indebtedness, (iv) any distributions payable on the Fund’s common stock, and (v) each Fund’s share of the Reorganization costs as described in Section 5, shall be divided by the total number of TGO Common Shares or TYN Common Shares, respectively, outstanding at such time.
     TYN shall issue to TGO a book entry receipt for TYN Common Shares. TGO shall then distribute a number of TYN Common Shares to the record holders of TGO Common Shares equal to the summation of the Exchange Rate times the number of TGO Common Shares held by each respective TGO stockholder on such record date, rounded down to the nearest whole number for each respective TGO stockholder. Such shares will be distributed through a mandatory corporate action (CUSIP swing from TGO CUSIP(s) to the TYN CUSIP).
     No fractional TYN Common Shares will be issued to TGO. In lieu thereof, TGO will receive cash from TYN in an amount equal to the NAV (less Reorganization costs allocable to TGO) of the aggregated fractional TYN Common Shares that such TGO stockholders would otherwise have received. TGO will then distribute such cash to TGO stockholders of record in an amount equal to the net asset value of the fractional TYN Common Shares that the TGO stockholders would otherwise have received in the Reorganization.
5.  PAYMENT OF EXPENSES.
     TGO and TYN will bear expenses incurred in connection with the Reorganization, including but not limited to costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Reorganization Agreement and the registration statement on Form N-14, the printing and distribution of the joint proxy statement/prospectus and semi-annual reports, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology to be reviewed by each Fund’s Board of Directors.
6.  COVENANTS OF THE FUNDS.
     (a)    Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.
     (b)    TGO agrees that as soon as practicable following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any TYN Common Shares other than to its stockholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by TYN, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.
     (c)    TGO undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that TGO has ceased to be a registered investment company.
     (d)    TYN will file the registration statement on Form N-14 with the Securities and Exchange Commission (the “SEC”) and will use its commercially reasonable efforts to provide that the registration statement on Form N-14 becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the registration statement on Form N-14 as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.
     (e)    TGO has no plan or intention to sell or otherwise dispose of the TGO Investments, except for dispositions made in the ordinary course of business.
     (f)    Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.
     The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither TYN nor TGO shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, TYN and TGO will take such action, or cause such action to be taken, as is reasonably necessary to enable Husch Blackwell Sanders LLP (“HBS”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to HBS).
     In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. TYN agrees to retain for a period of ten years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of TGO for each of such Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.
     After the Closing Date, TGO shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete dissolution following the Reorganization and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by TGO (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the Adviser or an affiliate thereof.
     (g)    Each Fund agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the joint proxy statement/prospectus which complies in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations, respectively, thereunder.

     (h)    Following the consummation of the Reorganization, TYN will continue its business as a non-diversified, closed-end management investment company registered under the 1940 Act.
7.  CLOSING DATE.
     (a)    Delivery of the assets and liabilities of TGO to be transferred and TYN Common Shares to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any TGO Investments, for any reason, are not transferable on the Closing Date, TGO shall cause such TGO Investments to be transferred to TYN’s account with its custodian at the earliest practicable date thereafter.
     (b) TGO will deliver to TYN on the Closing Date confirmation or other adequate evidence as to the tax basis of the TGO Investments delivered to TYN hereunder.
8.  CONDITIONS OF TGO.
     The obligations of TGO hereunder shall be subject to the following conditions:
     (a)    That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the members of the Board of Directors of TGO, including a majority of the Fund’s Independent Directors, and by the affirmative vote of the TGO stockholders entitled to cast a majority of all votes entitled to be cast on the matter; and that TYN shall have delivered to TGO a copy of the resolution approving this Agreement adopted by the Board of Directors of TYN, and a certificate setting forth the vote of holders of TYN Common Shares approving the issuance of additional TYN Common Shares, each certified by its Secretary.
     (b)    That TGO shall have received from TYN a Statement of Assets and Liabilities, with fair values determined as provided in Section 4 of this Agreement, together with a Schedule of Investments, all as of the Valuation Time, certified on TYN’s behalf by any authorized officer of TYN, and a certificate signed by any authorized officer of TYN, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of TYN from the information set forth in the Joint Proxy Statement/Prospectus, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.
     (c)    That TYN shall have furnished to TGO a certificate signed by any authorized officer of TYN, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of TYN made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that TYN has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.
     (d)    That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.
     (e)    TGO shall have received the opinion of HBS or Maryland counsel, acting as special counsel for TYN, dated as of the Closing Date, addressed to TGO, substantially in the form and to the effect that:
                 (i)    TYN is validly existing and in good standing under the laws of the State of Maryland;
                 (ii)    TYN is registered as a closed-end management investment company under the 1940 Act;
                 (iii)    TYN has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Maryland, the execution and delivery and the consummation by TYN of the transactions contemplated hereby have been duly authorized by all requisite action of TYN under the laws of the State of Maryland, and this Agreement has been duly executed and delivered by TYN under the laws of the State of Maryland;
                 (iv)    this Agreement constitutes a valid and binding obligation of TYN (assuming this Agreement is a valid and binding obligation of the other party hereto);
                 (v)    the execution and delivery by TYN of this Agreement and the performance by TYN of its obligations under this Agreement do not conflict with the Articles of Incorporation or the Bylaws of TYN;

                 (vi)    neither the execution, delivery or performance by TYN of this Agreement nor the compliance by TYN with the terms and provisions hereof contravene any provision of the laws of the State of Maryland or the federal laws of the United States;
                 (vii)    no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by TYN or the enforceability of this Agreement against TYN; and
                 (viii)    the TYN Common Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and nonassessable.
     (f)    That TGO shall have obtained an opinion from HBS, counsel for TYN, dated as of the Closing Date, addressed to TGO, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.
     (g)    That all proceedings taken by each of TYN and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.
     (h)    That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of TYN, be contemplated by the SEC.
     (i)    That the Investment Adviser shall have agreed to a management fee waiver of 0.10% and 0.05% of average monthly managed assets of the combined Fund for the 2010 and 2011 calendar years, respectively, which would apply if the Reorganization closes.
     (j)    That the Board of Directors of TGO, including a majority of the Fund’s Independent Directors, believes as of the Closing Date that TYN has the financial capacity to consummate the Reorganization and sufficient liquidity to pay any outstanding balance on the TGO line of credit and remain in compliance with the statutory and contractual leverage limitations by which TYN is bound.
     (k)    That the TYN Common Shares to be issued to TGO in the Reorganization shall have been approved for listing on the New York Stock Exchange.
9.  CONDITIONS OF TYN.
     The obligations of TYN hereunder shall be subject to the following conditions:
     (a)    That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the members of the Board of Directors of TYN, including a majority of the Fund’s Independent Directors, and that the issuance of additional TYN Common Shares shall have been approved by the affirmative vote of a majority of the votes cast, provided that total votes cast on the proposal represented over 50% of all securities entitled to vote on the proposal; and TGO shall have delivered to TYN a copy of the resolution approving this Agreement adopted by TGO’s Board of Directors, and a certificate setting forth the vote of the holders of TGO Common Shares approving the Reorganization, each certified by its Secretary.
     (b)    That TGO shall have furnished to TYN a Statement of Assets and Liabilities, with fair values determined as provided in Section 4 of this Agreement, together with a Schedule of Investments with their respective dates of acquisition and tax basis, all as of the Valuation Time, certified on TGO’s behalf by any authorized officer of TGO, and a certificate signed by any authorized officer of TGO, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of TGO from the information set forth in the Joint Proxy Statement/Prospectus, other than changes in the TGO Investments since that date or changes in the fair value of the TGO Investments.
     (c)    That TGO shall have furnished to TYN a certificate signed by any authorized officer of TGO, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of TGO made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and TGO has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.
     (d)    That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e)    That TYN shall have received the opinion of HBS or Maryland counsel acting as special counsel for TGO, dated as of the Closing Date, addressed to TYN, substantially in the form and to the effect that:
                 (i)    TGO is validly existing and in good standing under the laws of the State of Maryland;
                 (ii)    TGO is registered as a closed-end management investment company under the 1940 Act;
                 (iii)    TGO has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Maryland, the execution and delivery and the consummation by TGO of the transactions contemplated hereby have been duly authorized by all requisite action of TGO under the laws of the State of Maryland, and this Agreement has been duly executed and delivered by TGO under the laws of the State of Maryland;
                 (iv)    this Agreement constitutes a valid and binding obligation of TGO (assuming this Agreement is a valid and binding obligation of the other party hereto);
                 (v)    the execution and delivery by TGO of this Agreement and the performance by TGO of its obligations under this Agreement do not conflict with the Articles of Incorporation or the Bylaws of TGO;
                 (vi)    neither the execution, delivery or performance by TGO of this Agreement nor the compliance by TGO with the terms and provisions hereof contravene any provision of the laws of the State of Maryland or the federal laws of the United States; and
                 (vii)    no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by TGO or the enforceability of this Agreement against TGO.
     (f)    That TYN shall have obtained an opinion from HBS, counsel for TGO, dated as of the Closing Date, addressed to TYN, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.
     (g)    That all proceedings taken by TGO and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to TYN.
     (h)    That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of TGO, be contemplated by the SEC.
     (i)    That the Investment Adviser shall have agreed to a management fee waiver of 0.10% and 0.05% of average monthly managed assets of the combined fund for the 2010 and 2011 calendar years, respectively, which would apply if the Reorganization closes.
     (j)    That the Board of Directors of TYN, including a majority of the Fund’s Independent Directors, believes as of the Closing Date that TYN will satisfy the conditions set forth in Section 8(j).
10.  TERMINATION, POSTPONEMENT AND WAIVERS.
     (a)    Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of TGO if any condition of TGO’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Directors, or (iii) by the Board of Directors of TYN if any condition of TYN’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Directors.
     (b)    If the transactions contemplated by this Agreement have not been consummated by December 31, 2009, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

     (c)    In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.
     (d)    At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Directors after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.
     (e)    The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or stockholder of either Fund against any liability to the entity for which that officer, trustee, agent or stockholder so acts or to its stockholders, to which that officer, trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.
     (f)    If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of TYN Common Shares to be issued to TGO, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.
11.  INDEMNIFICATION.
     (a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each, an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such the Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such the Indemnified Party may be or may have been involved as a party or otherwise or with which such the Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such the Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.
     (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten days of receipt of written notice to the Indemnified Party or 30 days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.  OTHER MATTERS.
     (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.
     (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to TGO shall be addressed to TGO c/o Tortoise Capital Advisors, LLC, 11550 Ash Street, Suite 300, Leawood, Kansas 66211, Attention: Connie Savage, Secretary of TGO, or at such other address as TGO may designate by written notice to TYN. Notice to TYN shall be addressed to TYN c/o Tortoise Capital Advisors, LLC, 11550 Ash Street, Suite 300, Leawood, Kansas 66211, Attention: Connie Savage, Secretary of TYN, or at such other address and to the attention of such other person as TYN may designate by written notice to TGO. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.
     (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.
     (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective Directors, stockholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Directors of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such Directors, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.
     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.
     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.
TORTOISE GAS AND OIL CORPORATION
Name
Title
TORTOISE NORTH AMERICAN ENERGY CORPORATION
Name
Title

APPENDIX B

INVESTMENT ADVISORY AGREEMENT
   INVESTMENT ADVISORY AGREEMENT made as of this ___ day of                     , 2009 by and between Tortoise North American Energy Corporation, a Maryland corporation having its principal place of business in Overland Park, Kansas (the “Company”), and Tortoise Capital Advisors, LLC, a Delaware limited liability company having its principal place of business in Leawood, Kansas (the “Adviser”).
   WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company;
   WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and engages in the business of acting as an investment adviser;
   WHEREAS, the Company and the Adviser desire to enter into an agreement to provide for investment advisory services to the Company upon the terms and conditions hereinafter set forth; and
   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.     Appointment of Adviser.
        The Company appoints the Adviser to act as manager and investment adviser to the Company for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.
2.     Duties of the Adviser.
        Subject to the overall supervision and review of the Board of Directors of the Company (“Board”), the Adviser will regularly provide the Company with investment research, advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company. The Adviser will determine from time to time what securities shall be purchased for the Company, what securities shall be held or sold by the Company and what portion of the Company’s assets shall be held uninvested as cash, subject always to the provisions of the Company’s Articles of Incorporation, Bylaws and its registration statement under the 1940 Act and under the Securities Act of 1933 covering the Company’s shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objective, policies and restrictions of the Company, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board may from time to time establish. To carry out such determinations, the Adviser will exercise full discretion and act for the Company in the same manner and with the same force and effect as the Company itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.
3.     Administrative Duties of the Adviser.
        The Adviser agrees to furnish office facilities and clerical and administrative services necessary to the operation of the Company (other than services provided by the Company’s custodian, accounting agent, administrator, dividend disbursing agent and other service providers). The Adviser is authorized to conduct relations with custodians, depositaries, underwriters, brokers, dealers, placement agents, banks, insurers, accountants, attorneys, pricing agents, and other persons as may be deemed necessary or desirable. To the extent requested by the Company, the Adviser shall (i) oversee the performance and fees of the Company’s service providers and make such reports and recommendations to the Board of Directors concerning such matters as the parties deem desirable; (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, shareholder communications and the preparation of Board materials and reports; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board; and (iv) supervise any other aspect of the Company’s administration as may be agreed upon by the Company and the Adviser. The Company shall reimburse the Adviser or its affiliate for all out-of-pocket expenses incurred in providing the services set forth in this Section 3.
4.     Delegation of Responsibilities.
        The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Commission, and if applicable, exemptive orders or similar relief granted by the Commission and upon receipt of approval of such sub-advisers by the Board and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

5.     Independent Contractors.
        The Adviser and any sub-advisers shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.
6.     Compliance with Applicable Requirements.
        In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:
a.	all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

b.	the provisions of the registration statement of the Company, as the same may be amended from time to time under the 1940 Act;

c.	the provisions of the Prospectus, including without limitation, the investment objective;

d.	the provisions of the Company’s Articles of Incorporation, as the same may be amended from time to time;

e.	the provisions of the Bylaws of the Company, as the same may be amended from time to time

f.	all policies, procedures and directives adopted by the Board; and

g.	any other applicable provisions of state, federal or foreign law.
7.     Brokerage.
        The Adviser is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.
        Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Company and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company, the Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.
8.     Books and Records.
        The Adviser will maintain complete and accurate records in respect of all transactions relating to the Company’s portfolio. The Adviser will keep or will cause to be kept records in respect of all such portfolio transactions executed on behalf of the Company. To the extent permitted by applicable law, the Adviser shall provide access to its books and records relating to the Company as the Company may reasonably request. The Adviser shall have access at all reasonable times to books and records maintained for the Company to the extent necessary for the Adviser to comply with all applicable securities or other laws to which it is subject, and further provided that the Company shall produce copies of such records and books whenever reasonably required to do so by the Adviser for the purpose of legal proceedings or dealings with any governmental or regulatory authorities or for its internal compliance procedures.

9.        Compensation.
           For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Company compensation in an amount equal to 1.00 % annually of the average monthly managed assets of the Company. “Managed assets” means the total assets of the Trust (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than deferred taxes or debt representing financial leverage). Accrued liabilities are expenses incurred in the normal course of the Company’s operations.
           Such compensation shall be calculated and accrued monthly and paid quarterly within five (5) days of the end of each calendar quarter. The Company’s net assets shall be computed in accordance with the Articles of Incorporation of the Company and any applicable policies and determinations of the Board of Directors. The parties do hereby expressly authorize and instruct the Company’s Administrator, U.S. Bancorp Fund Services LLC, or its successors, to calculate the fee payable hereunder and to remit all payments specified herein to the Adviser.
           In case of initiation or termination of the Agreement during any month, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which the Agreement is in effect and the fee shall be computed upon the basis of the average gross assets for the business days the Agreement is so in effect for that month.
           The Adviser may, from time to time, waive all or a part of the above compensation.
10.     Expenses of the Adviser.
           It is understood that the Company will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Company shall include, without implied limitation, (i) expenses of maintaining the Company and continuing its existence, (ii) registration of the Company under the 1940 Act, (iii) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (viii) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Company, (xv) compensation and expenses of directors of the Company who are not members of the Adviser’s organization, (xvi) pricing and valuation services employed by the Company, (xvii) all expenses incurred in connection with leveraging of the Company’s assets through a line of credit, or issuing and maintaining preferred shares, (xviii) all expenses incurred in connection with the organization of the Company and the initial pubic offering of common shares, and (xix) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its Directors, officers and shareholders with respect thereto.
11.     Non-Exclusivity.
           The Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Company further understands and agrees that managers of the Adviser may serve as officers or directors of the Company, and that officers or directors of the Company may serve as managers of the Adviser to the extent permitted by law; and that the managers of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or company, including other investment advisory companies.
12.      Consent to the Use of Name.
           The Adviser hereby consents to the use by the Company of the name “Tortoise” as part of the Company’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Company. The name “Tortoise” or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the name “Tortoise”. The Adviser shall have the right to require the Company to cease using the name “Tortoise” as part of the Company’s name if the Company ceases, for any reason, to employ the Adviser or one of its affiliates as the Company’s investment adviser. Future names adopted by the Company for itself, insofar as such names include identifying words requiting the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions.
13.     Effective Date, Term and Approval.
          This Agreement shall become effective with respect to the Company, if approved by the shareholders of the Company, as of the date of execution above. If so approved, this Agreement shall continue in force and effect from the date of execution above through December 31, 2010, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:
a.	(i) by the Board or (ii) by the vote of “a majority of the outstanding voting securities” of the Company (as defined in Section 2(a)(42) of the 1940 Act); and

b.	by the affirmative vote of a majority of the directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as directors of the Company), by votes cast in person at a meeting specifically called for such purpose.
14.     Termination.
          This Agreement may be terminated as to the Company at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the outstanding voting securities of the Company, or by the Adviser, on no more than sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act. Upon termination pursuant to this Section 14, the Adviser, at the Company’s request, must deliver all copies of books and records maintained in accordance with this Agreement and applicable law.
15.     Amendment.
          No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.
16.     Liability of Adviser.
          The Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the Company’s portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in this Agreement. However, the Adviser shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser’s willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser’s duties or standard of care, diligence and skill set forth in this Agreement or a material breach or default of the Adviser’s obligations under this Agreement.
17.     Notices.
          Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Adviser shall be 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
18.     Questions of Interpretation.
          Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Delaware.
[signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be executed in duplicate by their respective duly authorized officers on the day and year first written above.
TORTOISE NORTH AMERICAN ENERGY CORPORATION
By:
Name:
Title:
TORTOISE CAPITAL ADVISORS, L.L.C.
By:
Name:
Title:

APPENDIX C

Pro Forma Combined Schedule of Investments for
Tortoise North American Energy Corporation
Tortoise Gas and Oil Corporation
As of November 30, 2008

	Tortoise North					Pro Forma Tortoise
	American Energy		Tortoise Gas and Oil			North American
	Corporation(1)		Corporation		Adjustments	Energy Corporation
		Fair
	Shares	Value	Shares	Fair Value	Fair Value	Shares	Fair Value
Canadian Trusts — 1.5%(2)
Crude/Refined Products Pipeline — 0.3%(2)
Pembina Pipeline Income Fund	19,500	$238,808	-	$-		19,500	$238,808

Natural Gas/Natural Gas Liquids Pipelines — 1.2%(2)
Enbridge Income Fund	115,800	897,101	-	-		115,800	897,101

Total Canadian Trusts (Cost $1,665,351)		1,135,909		-			1,135,909

Common Stock - 3.7% (2)
Shipping - 3.7% (2)
Republic of the Marshall Islands - 3.7% (2)
Navios Maritime Partners L.P.	197,000	872,710	-	-		197,000	872,710
Teekay Offshore Partners L.P.	205,500	2,055,000	-	-		205,500	2,055,000

Total Common Stock (Cost $7,201,621)		2,927,710		-			2,927,710

Master Limited Partnerships and Related Companies - 108.6% (2)
Crude/Refined Products Pipelines - 31.1% (2)
United States - 31.1% (2)
Enbridge Energy Management, L.L.C. (3)	298,383	8,417,392	-	-		298,383	8,417,392
Kinder Morgan Management, LLC (3)	322,511	13,303,593	-	-		322,511	13,303,593
Magellan Midstream Partners, L.P.	21,900	657,438	-	-		21,900	657,438
NuStar Energy L.P.	20,000	796,000	-	-		20,000	796,000
Plains All American Pipeline, L.P.	23,900	817,141	-	-		23,900	817,141
SemGroup Energy Partners, L.P.	37,000	98,050	-	-		37,000	98,050
TEPPCO Partners, L.P.	12,000	272,280	-	-		12,000	272,280

		24,361,894		-			24,361,894

Natural Gas/Natural Gas Liquids Pipelines - 25.1% (2)
United States - 25.1% (2)
El Paso Pipeline Partners, L.P.	95,300	1,681,092	-	-		95,300	1,681,092
Energy Transfer Partners, L.P.	200,900	6,655,817	-	-		200,900	6,655,817
ONEOK Partners, L.P.	22,300	1,039,849	-	-		22,300	1,039,849
Quest Midstream Partners, L.P. (4) (5)	-	-	465,000	5,696,250		465,000	5,696,250
TC PipeLines, LP	203,451	4,591,889	-	-		203,451	4,591,889

		13,968,647		5,696,250			19,664,897

Pro Forma Combined Schedule of Investments for
Tortoise North American Energy Corporation
Tortoise Gas and Oil Corporation
As of November 30, 2008

	Tortoise North					Pro Forma Tortoise
	American Energy		Tortoise Gas and Oil			North American
	Corporation(1)		Corporation		Adjustments	Energy Corporation
		Fair
	Shares	Value	Shares	Fair Value	Fair Value	Shares	Fair Value
Natural Gas Gathering/Processing - 1.2% (2)
United States - 1.2% (2)
Copano Energy, L.L.C. (5)(6)	95,260	940,216	-	-		95,260	940,216

Oil and Gas Exploitation and Production — 48.8%(2)
United States - 48.8% (2)
BreitBurn Energy Partners L.P.	302,400	2,567,376	708,400	6,014,316		1,010,800	8,581,692
Encore Energy Partners LP	25,100	361,189	229,800	3,306,822		254,900	3,668,011
EV Energy Partners, L.P.	76,800	1,013,760	189,300	2,498,760		266,100	3,512,520
Legacy Reserves, LP	92,300	831,623	599,800	5,404,198		692,100	6,235,821
Linn Energy, LLC	232,000	3,155,200	227,000	3,087,200		459,000	6,242,400
NRPC Properties, LLC (4) (5)	-	-	250,000	3,950,000		250,000	3,950,000
Pioneer Southwest Energy Partners L.P.	106,900	1,603,500	235,400	3,531,000		342,300	5,134,500
Quest Energy Partners, L.P.	-	-	252,832	884,912		252,832	884,912

		9,532,648		28,677,208			38,209,856

Propane Distribution - 2.0% (2)
United States - 2.0% (2)
Inergy, L.P.	94,386	1,570,583	-	-		94,386	1,570,583

Shipping - 0.4% (2)
United States - 0.4% (2)
OSG America L.P.	62,135	288,928	-	-		62,135	288,928

Total Master Limited Partnerships and Related Companies (Cost $130,620,241)		50,662,916		34,373,458			85,036,374

	Principal		Principal			Principal
Corporate Bonds — 10.0%(2)	Amount		Amount			Amount
Canada — 6.6%(2)
Oil and Gas Exploitation and Production — 2.7%(2)
Connacher Oil & Gas Ltd, 10.25%, 12/15/2015 (5)	$4,000,000	2,080,000	$-	-		$4,000,000	2,080,000

Oil Sands Producers — 3.9%(2)
OPTI Canada Inc., 7.875%, 12/15/2014	5,500,000	2,090,000	-	-		5,500,000	2,090,000
OPTI Canada Inc., 8.25%, 12/15/2014 (5)	2,500,000	975,000	-	-		2,500,000	975,000

		3,065,000		-			3,065,000

United States — 3.4%(2)
Crude/Refined Products Pipeline — 0.1%(2)
SemGroup, L.P., 8.75%, 11/15/2015 (5) (6) (7)	6,300,000	126,000	-	-		6,300,000	126,000

Pro Forma Combined Schedule of Investments for
Tortoise North American Energy Corporation
Tortoise Gas and Oil Corporation
As of November 30, 2008

	Tortoise North					Pro Forma Tortoise
	American Energy		Tortoise Gas and Oil			North American
	Corporation(1)		Corporation		Adjustments	Energy Corporation
		Fair
	Shares	Value	Shares	Fair Value	Fair Value	Shares	Fair Value
Electric Generation/Services — 3.3%(2)
Texas Competitive Electric Holdings Co LLC, 10.25%, 11/01/2015 (5)	4,000,000	2,560,000	-	-		4,000,000	2,560,000

Total Corporate Bonds (Cost $22,709,832)		7,831,000		-			7,831,000

Short-Term Investments - 2.4% (2)
Ireland — 0.0%(1)(2)	Shares		Shares			Shares
Fidelity Institutional Cash Fund PLC, 3.00% (1)(8)	-	-	-	-		-	-

United States Investment Company - 2.4% (2)
Evergreen Institutional Class Money Market Fund, 2.59% (1)(8)	1,436,719	1,436,719	-	-		1,436,719	1,436,719
First American Government Obligations Fund - Class Y, 1.89% (8)	-	-	830,296	830,296	(356,828)	473,468	473,468*

		1,436,719		830,296	(356,828)		1,910,187

Total Short-Term Investments (Cost $1,910,187)		1,436,719		830,296	(356,828)		1,910,187

Total Investments - 126.2% (2) (Cost $164,107,232)		63,994,254		35,203,754			98,841,180*
Long-Term Debt Obligations — (19.2%) (2)		(15,000,000)		-			(15,000,000)
Forward Foreign Currency Contracts — 0.9%(2)
Canadian Dollar Currency Contracts— Unrealized Appreciation		678,138		-			678,138
Other Assets and Liabilities - (7.9%) (2)		1,343,754		(7,499,205)	(54,972)		(6,210,423)*
Preferred Shares at Redemption Value - (0.0%) (2)		-		-			-

Total Net Assets Applicable to Common Stockholders - 100.0% (2)		$51,016,146		$27,704,549	(411,800)		$78,308,895

*	Reflects the payment of deferred advisory fees of $356,828 in TGO and the charge for estimated Reorganization expenses of $411,800.

(1)	Pro forma to reflect the redemption of preferred stock with a liquidation value of $7,225,000 and $2,775,000 on December 3, 2008 and December 26, 2008, respectively. TYN realized a gain of $1,300,500 on the redemptions of preferred stock and, following these redemptions, had no preferred stock outstanding.

(2)	Calculated as a percentage of net assets applicable to common stockholders.

(3)	Security distributions are paid-in-kind.

(4)	Private company.

(5)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $16,327,466 which represents 20.9% of net assets applicable to common stockholders.

(6)	Non-income producing.

(7)	On July 22, 2008, SemGroup, L.P. announced they filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code, as well as an application for creditor protection under the Companies’ Creditors Arrangement Act in Canada. Following the filing, the security no longer produced income.

(8)	Rate indicated is the current yield as of November 30, 2008.

(9)	Value of shares denominated in Canadian dollars.

Pro Forma Combined Statement of Assets and Liabilities for
Tortoise North American Energy Corporation
Tortoise Gas and Oil Corporation
As of November 30, 2008

						Pro Forma
						Tortoise North
	Tortoise North					American
	American Energy	Tortoise Gas and				Energy
	Corporation (1)	Oil Corporation	Total	Adjustment		Corporation

Assets
Investments at fair value (cost $164,107,232) (1)	$63,994,254	$35,203,754	$99,198,008	$(356,828)	(2)	$98,841,180
Foreign currency at value (cost $1,263,890)	1,263,890	-	1,263,890	-		1,263,890
Deferred tax asset	-	2,617,420	2,617,420	-		2,617,420
Receivable for Adviser reimbursement	27,376	-	27,376	-		27,376
Receivable for investments sold	56,610	1,637,517	1,694,127	-		1,694,127
Interest and dividend receivable, net of $151,448 allowance for doubtful accounts	535,051	548	535,599	-		535,599
Unrealized appreciation on forward foreign currency contracts	678,138	-	678,138	-		678,138
Prepaid expenses and other assets	75,388	44,617	120,005	-		120,005

Total assets	66,630,707	39,503,856	106,134,563	(356,828)		105,777,735

Liabilities
Payable to Adviser	182,505	87,930	270,435	-		270,435
Deferred advisory fees	-	356,828	356,828	(356,828)	(2)	-
Distributions payable to preferred stockholders	2,420	-	2,420	-		2,420
Reorganization expenses	-	-	-	411,800	(3)	411,800
Accrued expenses and other liabilities	398,041	154,549	552,590	-		552,590
Short-term borrowings	-	11,200,000	11,200,000	-		11,200,000
Current tax liability	31,595	-	31,595	-		31,595
Long-term debt obligations	15,000,000	-	15,000,000	-		15,000,000

Total liabilities	15,614,561	11,799,307	27,413,868	54,972		27,468,840

Net assets applicable to common stockholders	$51,016,146	$27,704,549	$78,720,695	$(411,800)		$78,308,895

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value	$4,613	$5,551	$10,164	$(3,043)	(4)	$7,121
Additional paid-in capital	98,872,875	72,070,670	170,943,545	3,043	(4)	170,534,788
				(411,800)	(3)

Accumulated net investment income (loss), net of income taxes (1)	452,759	(1,620,327)	(1,167,568)	-		(1,167,568)
Undistributed realized loss, net of income taxes	(14,878,463)	(14,069,998)	(28,948,461)	-		(28,948,461)
Net unrealized loss on investments, net of income taxes	(33,435,638)	(28,681,347)	(62,116,985)	-		(62,116,985)

Net assets applicable to common stockholders	$51,016,146	$27,704,549	$78,720,695	$(411,800)		$78,308,895

Shares issued and outstanding (100,000,000 shares authorized)	4,612,640	5,550,571	10,163,211	(3,042,183)	(4)	7,121,028

Net Asset Value per common share outstanding (net assets applicable to common stock, divided by common shares outstanding)	$11.06	$4.99				$11.00

(1)	Pro forma to reflect the redemption of preferred stock with a liquidation value of $7,225,000 and $2,775,000 on December 3, 2008 and December 26, 2008, respectively. TYN realized a gain of $1,300,500 on the redemptions of preferred stock and, following these redemptions, had no preferred stock outstanding.

(2)	Reflects the payment of deferred advisory fees in TGO.

(3)	Reflects the charge for estimated reorganization expenses of $411,800, of which $291,622 was attributable to TYN and $120,178 was attributable to TGO, respectively.

(4)	Reflects the capitalization adjustments giving the effect of the issuance of 2,508,388 shares of TYN common stock which TGO stockholders will receive as if the Reorganization had taken place on November 30, 2008. The foregoing should not be relied upon to reflect the number of shares of TYN that actually will be received on or after such date.

Pro Forma Combined Statement of Operations for
Tortoise North American Energy Corporation
Tortoise Gas and Oil Corporation
For the Year Ended November 30, 2008

								Pro Forma
	Tortoise North							Tortoise North
	American Energy		Tortoise Gas and Oil					American Energy
	Corporation (1)		Corporation	Total		Adjustments		Corporation

Investment Income
Distributions from master limited partnerships	$3,736,884		$8,268,780	$12,005,664		$-		$12,005,664
Less return of capital on distributions	(3,147,247)		(7,164,040)	(10,311,287)		-		(10,311,287)

Net distributions from master limited partnerships	589,637		1,104,740	1,694,377		-		1,694,377
Dividend income from Canadian trusts	5,326,277		-	5,326,277				5,326,277
Dividends from common stock	1,136,488		-	1,136,488		-		1,136,488
Dividends from money market mutual funds	278,331		4,821	283,152		-		283,152
Other income	-		-	-		-		-
Interest	1,345,794		-	1,345,794		-		1,345,794
Less foreign tax withheld	(470,906)		-	(470,906)		-		(470,906)

Total Investment Income	8,205,621		1,109,561	9,315,182		-		9,315,182

Operating Expenses
Advisory fees	1,691,430		1,149,009	2,840,439		(319,814)	(2)	2,520,625
Administrator fees	101,048		49,750	150,798		(29,973)	(2)	120,825
Professional fees	207,286		354,851	562,137		(297,952)	(2)	264,185
Directors’ fees	78,799		59,973	138,772		(69,172)	(2)	69,600
Custodian fees and expenses	14,731		4,606	19,337		(4,254)	(2)	15,083
Reports to stockholders	38,737		27,931	66,668		(612)	(2)	66,056
Fund accounting fees	-		26,774	26,774		22,381	(2)	49,155
Registration fees	45,212		31,077	76,289		(31,012)	(2)	45,277
Stock transfer agent fees	11,111		2,218	13,329		(789)	(2)	12,540
Other expenses	46,858		26,839	73,697		(19,767)	(2)	53,930

Total Operating Expenses	2,235,212		1,733,028	3,968,240		(750,964)		3,217,276

Interest expense	2,702,298		1,037,599	3,739,897		-		3,739,897
Gain on redemption of preferred stock (1)	(1,300,500)		-	(1,300,500)		-		(1,300,500)
Premium on redemption of long-term debt obligations	600,000		-	600,000		-		600,000
Auction agent fees	139,246		-	139,246		-		139,246
Amortization of debt issuance costs	753,216		-	753,216		-		753,216

Total Interest, Auction Agent and Debt Issuance Costs	2,894,260		1,037,599	3,931,859		-		3,931,859

Total Expenses	5,129,472		2,770,627	7,900,099		(750,964)		7,149,135
Less expense reimbursement by Adviser	(169,143)	(3)	-	(169,143)	(3)	(82,920)		(252,063)

Net Expenses	4,960,329		2,770,627	7,730,956		(833,884)		6,897,072

Net Investment Income (Loss), before Income Taxes	3,245,292		(1,661,066)	1,584,226		833,884		2,418,110
Current tax benefit (expense)	(68,509)		11,249	(57,260)		-		(57,260)
Deferred tax benefit	-		29,490	29,490		-		29,490

Income tax benefit (expense), net	(68,509)		40,739	(27,770)		-		(27,770)

Net Investment Income (Loss)	3,176,783		(1,620,327)	1,556,456		833,884		2,390,340

Realized and Unrealized Gain (Loss) on Investments, Interest Rate Swaps and Foreign Currency Transactions

Net realized loss on investments	(15,494,237)		(14,324,306)	(29,818,543)		-		(29,818,543)
Net realized loss on interest rate swap settlements	(541,549)		-	(541,549)		-		(541,549)
Net realized loss on termination of interest rate swap contracts	(2,116,581)		-	(2,116,581)		-		(2,116,581)
Net realized loss on forward foreign currency contracts	(236,537)		-	(236,537)		-		(236,537)

Net realized loss on foreign currency and translation of other assets and liabilities denominated in foreign currency	(815,977)	-	(815,977)	-	(815,977)

Net realized loss, before income taxes	(19,204,881)	(14,324,306)	(33,529,187)	-	(33,529,187)
Deferred tax expense	-	254,308	254,308	-	254,308

Net realized loss on investments, interest rate swaps and foreign currency transactions	(19,204,881)	(14,069,998)	(33,274,879)	-	(33,274,879)

Net unrealized depreciation of investments	(55,190,434)	(25,971,071)	(81,161,505)	-	(81,161,505)
Net unrealized appreciation of interest rate swap contracts	2,415,356	-	2,415,356	-	2,415,356
Net unrealized appreciation of foreign currency, forward foreign currency contracts and translation of other assets and liabilities	-	-	-	-	-
denominated in foreign currency	2,151,592	-	2,151,592	-	2,151,592

Net unrealized depreciation, before income taxes	(50,623,486)	(25,971,071)	(76,594,557)	-	(76,594,557)
Deferred tax benefit	-	461,081	461,081	-	461,081

Net unrealized depreciation of investments, interest rate swap contracts and foreign currency transactions	(50,623,486)	(25,509,990)	(76,133,476)	-	(76,133,476)

Net Realized and Unrealized Loss on Investments and Interest Rate Swaps and Foreign Currency Transactions	(69,828,367)	(39,579,988)	(109,408,355)	-	(109,408,355)
Distributions to Preferred Stockholders	(781,097)	-	(781,097)	-	(781,097)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(67,432,681)	$(41,200,315)	$(108,632,996)	$833,884	$(107,799,112)

Note:	This Pro Forma Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $411,800, of which $291,622 was attributable to TYN and $120,178 was attributable to TGO, respectively. The amount of adjustment for income tax expense reflected is zero, as TYN estimates the result of the increased tax liability, or reduced deferred tax asset, to be offset substantially by a change in valuation allowance.

(1)	Pro forma to reflect the redemption of preferred stock with a liquidation value of $7,225,000 and $2,775,000 on December 3, 2008 and December 26, 2008, respectively. TYN realized a gain of $1,300,500 on the redemptions of preferred stock and, following these redemptions, had no preferred stock outstanding.

(2)	Reflects the anticipated reduction in advisory fees and other variable costs based upon the proposed fee structure and assets of the combined fund and the anticipated elimination and reduction of duplicative fixed costs as if the Reorganization had been effective for the year ended November 30, 2008.

(3)	Pro forma to reflect the expense reimbursement by the Adviser of 0.10% effective January 1, 2009.
See Notes to Pro Forma Combined Financial Statements.

Notes to Pro Forma Combined Financial Statements
Tortoise North American Energy Corporation
November 30, 2008
(Unaudited)
Note 1 - Basis of Combination
The Boards of Directors of Tortoise Gas and Oil Corporation (“TGO”) and Tortoise North American Energy Corporation (“TYN” and, together with TGO, the “Fund” or “Funds” or the “Company”) at a meeting held on April 1, 2009 each approved a proposed reorganization, in which TYN will acquire substantially all of the assets and assume substantially all of the liabilities of TGO in exchange for an equal aggregate net asset value (“NAV”) (not market value) of newly issued common shares of TYN (the “Reorganization”). TGO will distribute TYN common shares to its common stockholders and will then terminate its registration under the 1940 Act and dissolve under Maryland law. The aggregate NAV of TYN common shares received by TGO stockholders in the Reorganization will equal the aggregate NAV of TGO common stock held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares (although common stockholders will receive cash for their fractional shares of common stock). TYN will continue to operate after the Reorganization as a registered, non-diversified, closed-end investment company. If the Reorganization is consummated, common shares of TYN will be distributed to TGO shareholders pro rata based on the exchange rate at the time of the Reorganization.
The Reorganization is intended to be accounted for as a tax-free reorganization of investment companies. The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Funds at November 30, 2008. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the year ended November 30, 2008. These statements have been derived from the books and records of the Funds utilized in calculating the net asset value at the dates indicated above in conformity with U.S. generally accepted accounting principles. As of November 30, 2008, all the securities held by TGO complied with the fundamental investment restrictions of TYN. The historical cost of investment securities is expected to be carried forward to the surviving entity. The fiscal year end for the Funds is November 30.
The accompanying pro forma combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the Reorganization Statement of Additional Information. Such pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on November 30, 2008. Following the Reorganization, TYN will be the accounting survivor.
Certain expenses of the Reorganization will be borne by TYN and TGO. The estimated expenses of the Reorganization attributable to TYN and TGO are $291,622 and $120,178, respectively.
Note 2 - Investment Valuation
Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have a material impact on its financial condition or results of operations. See Note 6 – Fair Value of Financial Instruments for further disclosure.
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.
An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.
The Company invests in illiquid securities including debt and equity securities of privately-held companies. These investments generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by the Company’s Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. The Company’s Board of Directors may consider other methods of valuing investments as appropriate and in conformity with U.S. generally accepted accounting principles.
For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the reporting date often provides the best evidence of the value of the investment and is the initial step for valuing the company’s privately issued securities. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. In determining the enterprise value of a portfolio company, the Company prepares an analysis consisting of traditional valuation methodologies including market and income approaches. The Company considers some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive its estimate of enterprise value.
The fair value of investments in private portfolio companies is determined based on various factors, including enterprise value, observable market transactions, such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values will generally be discounted when the Company has a minority position, is subject to restrictions on resale, has specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.
An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be determined for the discount.
The Board of Directors undertakes a multi-step valuation process at least quarterly in connection with determining the fair value of private investments:
•   The quarterly valuation process begins with each investment being initially valued by the Valuation Officer of the Adviser. As part of this process, materials are prepared containing the supporting analysis, which are reviewed by the investment professionals of the Adviser;
•   The Investment Committee of the Adviser reviews the preliminary valuations, and the Valuation Officer of the Adviser considers and assesses, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by the Investment Committee of the Adviser;
•   An independent valuation firm engaged by the Board of Directors to provide third-party valuation consulting services performs certain limited procedures that the Board of Directors has identified and asked it to perform on a selection of these valuations as determined by the Board of Directors. For the year ended November 30, 2008, the independent valuation firm performed limited procedures on one portfolio company comprising approximately 59.1 percent of the total restricted investments at fair value as of November 30, 2008. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of the investment subjected to the limited procedures did not appear to be unreasonable; and
•   The Board of Directors assesses the valuations and ultimately determines the fair value of each investment in the Company’s portfolio in good faith.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.
Note 3 - Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
Note 4 - Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act. The character of distributions made during the period may differ from their ultimate characterization for federal income tax purposes.
Note 5 – Federal Income Taxation
Although TYN has previously elected to be treated as a RIC, effective December 1, 2008, TYN estimates it will be treated as a taxable corporation for federal and state income tax purposes. The Company will be obligated to pay federal and state income tax on its taxable income. Currently, the highest regular federal income tax rate for a corporation is 35 percent; however the Company anticipates a marginal effective rate of 34 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.
The Company invests its assets primarily in energy companies, including MLPs that generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.
On December 1, 2007, TYN adopted the provisions of the Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.
Note 6 – Fair Value of Financial Instruments
Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of November 30, 2008, as if the Reorganization had taken place on November 30, 2008. These assets and liabilities are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	November 30, 2008	(Level 1)	(Level 2)	(Level 3)

Assets:

Investments	$98,841,180	$80,423,714	$7,831,000	$10,586,466
Forward Foreign Currency Contracts	678,138	-	678,138	-

Fair Value Measurements Using Significant Unobservable
Inputs
(Level 3) for Investments
For the year ended
November 30, 2008

Fair value beginning balance	$8,602,500
Total realized and unrealized gains (losses) included in net increase (decrease) in net assets applicable to common stockholders	(4,926,180)
Net purchases, sales, issuances and settlements	7,500,575
Return of capital adjustments impacting cost basis of security	(590,429)
Transfers into Level 3	-

Fair value ending balance	$10,586,466

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.
Note 7 - Capital Stock
The pro forma net asset value per share assumes the issuance of shares of TYN that would have been issued at November 30, 2008 in connection with the proposed Reorganization if the Reorganization had taken place at such date. The number of shares assumed to be issued is equal to the net asset value of shares of TGO, as of November 30, 2008, divided by the net asset value per share of the shares of TYN as of November 30, 2008 (less, in each case, the Reorganization costs for each Fund). The pro forma number of shares outstanding for the combined company would have consisted of the following at November 30, 2008, if the Reorganization had taken place at such date:

Total Outstanding	Additional Shares	Total Outstanding
TYN Shares	Assumed Issued In	TYN Shares
Pre-Combination	TGO Reorganization	Post-Combination
4,612,640	2,508,388	7,121,028

The foregoing should not be relied upon to reflect the number of shares of TYN that actually will be received on or after such date.
Note 8 - Pro Forma Operating Expenses
The pro forma combined statement of operations for the year ending November 30, 2008, as adjusted, giving effect to the Reorganization reflects changes in expenses of TYN as if the Reorganization was consummated on November 30, 2008. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

PART C: OTHER INFORMATION
ITEM 15. Indemnification
       Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.
       The Registrant’s charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the “1940 Act”), to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Bylaws obligate it, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served as a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.
       Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
       The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
       Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

CC-1

ITEM 16. Exhibits

1.a.	Articles of Incorporation (1)
1.b.	Articles Supplementary relating to Series I Preferred Shares (2)
2.	Amended and Restated By-laws*
3.	Inapplicable
4.	Form of Agreement and Plan of Reorganization*
5.	Form of Common Stock Certificate (3)
6.a.	Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (4)
7.	Inapplicable
8.	Inapplicable
9.	Custody Agreement (4)
10.	Inapplicable
11.	Opinion of Venable LLP**
12.	Tax Opinion of Husch Blackwell Sanders LLP***
13.a.	Stock Transfer Agency Agreement (4)
13.b.	Administration Agreement (4)
13.c.	Fund Custody Agreement (4)
13.d.1.	Credit Agreement*
13.d.2.	First Amendment to Credit Agreement*
13.d.3.	Second Amendment to Credit Agreement*
13.d.4.	Third Amendment to Credit Agreement*
14.	Consent of Independent Registered Public Accounting Firm **
15.	Inapplicable
16.	Power of Attorney*
17.a.	Form of Proxy Cards*
17.b.	Dividend Reinvestment Plan (4)
17.c.	Form of Fee Waiver Agreement*

(*)	Previously filed

(**)	Filed herewith

(***)	To be filed by amendment

(1)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, filed on January 13, 2005 (File Nos. 333-122022 and 811-21700).

(2)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on June 9, 2006 (File Nos. 333-133469 and 811-21700).

(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2, filed on April 1, 2005 (File Nos. 333-122022 and 811-21700).

(4)	Incorporated by reference to Registrant’s Registration Statement on Form N-2, filed on January 5, 2006 (File Nos. 333-130871 and 811-21700)
ITEM 17. Undertakings
       (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable Exchange registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.
       (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

CC-2

SIGNATURES
               Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Leawood and State of Kansas, on the 20th day of July, 2009.

TORTOISE NORTH AMERICAN CORPORATION
By:	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer
               Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

/s/ Terry C. Matlack Terry C. Matlack	Director (and Principal Financial and Accounting Officer)	July 20, 2009

/s/ Conrad S. Ciccotello* Conrad S. Ciccotello	Director	July 20, 2009

/s/ John R. Graham* John R. Graham	Director	July 20, 2009

/s/ Charles E. Heath* Charles E. Heath	Director	July 20, 2009

/s/ H. Kevin Birzer* H. Kevin Birzer	Director	July 20, 2009

/s/ David J. Schulte David J. Schulte	Chief Executive Officer (Principal Executive Officer)	July 20, 2009

*	By David J. Schulte, pursuant to power of attorney filed April 3, 2009.